                                                                   EXHIBIT 99(a)

================================================================================



                             PARTICIPATION AGREEMENT
                                   [NW ____ _]

                                   DATED AS OF
                               [________________]

                                      AMONG

                            NORTHWEST AIRLINES, INC.,
                                               LESSEE,

                         NORTHWEST AIRLINES CORPORATION,
                                              GUARANTOR,

                       [__________________________________],
                                              OWNER PARTICIPANT,

                       STATE STREET BANK AND TRUST COMPANY
                      OF CONNECTICUT, NATIONAL ASSOCIATION,
                                              PASS THROUGH TRUSTEE UNDER EACH OF
                                              THE PASS THROUGH TRUST AGREEMENTS,

                WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,
          NOT IN ITS INDIVIDUAL CAPACITY, EXCEPT AS EXPRESSLY PROVIDED
                      HEREIN, BUT SOLELY AS OWNER TRUSTEE,

                      STATE STREET BANK AND TRUST COMPANY,
                                                  SUBORDINATION AGENT,

                                       AND

                      STATE STREET BANK AND TRUST COMPANY,
               IN ITS INDIVIDUAL CAPACITY AND AS INDENTURE TRUSTEE

                             -----------------------


       ONE [AIRBUS A319113/114] [BOEING 757-351] [BOEING 747-451] AIRCRAFT
                                    N[_____]
                       LEASED TO NORTHWEST AIRLINES, INC.



================================================================================

                        INDEX TO PARTICIPATION AGREEMENT



                                                                                                               PAGE
                                                                                                               ----

SECTION 1.          Participations in Lessor's Cost of the Aircraft...............................................3

SECTION 2.          Lessee's Notice of Delivery Date..............................................................4

SECTION 3.          Instructions to the Owner Trustee.............................................................4

SECTION 4.          Conditions....................................................................................5
                    (a)  Conditions Precedent to the Participations in the Aircraft...............................5
                    (b)  Conditions Precedent to the Obligations of Lessee and the Guarantor.....................13

SECTION 5.          [Intentionally Omitted]......................................................................14

SECTION 6.          Extent of Interest of Certificate Holders....................................................14

SECTION 7.          Representations and Warranties of Lessee and the Guarantor; Indemnities......................14
                    (a)  Representations and Warranties..........................................................14
                    (b)  General Tax Indemnity...................................................................17
                    (c)  General Indemnity.......................................................................18
                    (d)  Income Tax..............................................................................18

SECTION 8.          Representations, Warranties and Covenants....................................................18

SECTION 9.          Reliance of Liquidity Provider...............................................................36

SECTION 10.         Other Documents..............................................................................36

SECTION 11.         Certain Covenants of Lessee..................................................................37

SECTION 12.         Owner for Federal Tax Purposes...............................................................37

SECTION 13.         Certain Definitions; Notices; Consent to Jurisdiction........................................37

SECTION 14.         Change of Situs of Owner Trust...............................................................38

SECTION 15.         Miscellaneous................................................................................39

SECTION 16.         Expenses.....................................................................................40

SECTION 17.         Refinancings.................................................................................41


                                    SCHEDULES

SCHEDULE I          -    Names and Addresses

SCHEDULE II         -    Commitments

SCHEDULE III        -    Pass Through Trust Agreements

                                    EXHIBITS

Exhibit A         -    Schedule of Countries Authorized for Reregistration

Exhibit B-1       -    Form of Opinion of Simpson Thacher & Bartlett, special
                       counsel for the Lessee and the Guarantor

Exhibit B-2       -    Form of Opinion of Cadwalader, Wickersham & Taft,
                       special counsel for the Lessee and the Guarantor

Exhibit B-3       -    Form of Opinion of Lessee's Legal Department

Exhibit C         -    Form of Opinion of counsel for the Manufacturer [and the
                       Supplier-- A319'S ONLY]

Exhibit D         -    Form of Opinion of Ray, Quinney & Nebeker, special
                       counsel for the Owner Trustee

Exhibit E-1       -    Form of Opinion of [___________________], special
                       counsel for the Owner Participant

Exhibit E-2       -    Form of Opinion of Owner Participant's in-house counsel

Exhibit F -            Form of Opinion of Crowe & Dunlevy, P.C.

Exhibit G         -    Form of Opinion of Bingham Dana LLP, special counsel for
                       the Indenture Trustee

Exhibit H-1       -    [Intentionally Omitted]

Exhibit H-2       -    [Intentionally Omitted]

Exhibit I         -    Form ofss.1110 Opinion of Cadwalader, Wickersham & Taft,
                       special counsel for the Lessee

Exhibit J-1       -    Form of Opinion of Bingham Dana LLP, special counsel for
                       the Pass Through Trustee

Exhibit J-2       -    Form of Opinion of Bingham Dana LLP, special counsel for
                       the Subordination Agent

Exhibit K         -    Section 7(b) - General Tax Indemnity

Exhibit L         -    Section 7(c) - General Indemnity

                             PARTICIPATION AGREEMENT
                                   [NW ____ _]

                  THIS PARTICIPATION AGREEMENT [NW ____ _] dated as of [_______________], among (i) NORTHWEST AIRLINES, INC., a Minnesota corporation (the "LESSEE"), (ii) NORTHWEST AIRLINES CORPORATION, a Delaware corporation (the "GUARANTOR"), (iii) [_________________________], a [__________] corporation (the
"OWNER PARTICIPANT"), (iv) STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity except as otherwise provided herein, but solely as trustee (in such capacity, the "PASS THROUGH TRUSTEE") under each of [four] [five -- option for A319's and 757's] separate Pass Through Trust Agreements (as defined below), (v) WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, except as expressly provided herein, but solely as Owner Trustee under the Trust Agreement (herein, in such latter capacity, together with any successor owner trustee, called the "OWNER TRUSTEE"), (vi) STATE STREET BANK AND TRUST COMPANY, not in its individual capacity, but solely as subordination agent and trustee (in such capacity, the "SUBORDINATION AGENT") under the Intercreditor Agreement (defined below), and (vii) STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, in its individual capacity and as Indenture Trustee under the Trust Indenture (as hereinafter defined) (herein, in such latter capacity together with any successor indenture trustee, called the "INDENTURE TRUSTEE") (this "AGREEMENT");


                              W I T N E S S E T H:

                  WHEREAS, pursuant to the Purchase Agreement (as such term is defined in the Lease hereinafter referred to) between Lessee and the [Supplier] [Manufacturer], the [Supplier] [Manufacturer] has agreed to sell to Lessee, among other things, certain [Airbus Industrie [A319113/114] [Boeing 757351] [Boeing 747-451] aircraft, including the Aircraft which has been delivered by the [Supplier] [Manufacturer] to Lessee and is the subject of this Agreement;

                  WHEREAS, concurrently with the execution and delivery of this Agreement,

                  (i) Lessee and the Owner Trustee are entering into a Purchase Agreement Assignment [NW ____ _], dated as of the date hereof (herein called the "PURCHASE AGREEMENT ASSIGNMENT"), whereby Lessee assigns to the Owner Trustee certain rights and interests of Lessee under the Purchase Agreement with respect to the Aircraft; and

                  (ii) [the Manufacturer and the Supplier have executed the Manufacturer Consent and Agreement to Assignment of Warranties [NW ____ __] and the Supplier Consent and Agreement to Assignment of Warranties [NW ____ _] (herein collectively called the "CONSENT AND AGREEMENT"), substantially in the forms attached to the Purchase Agreement Assignment; -- A319'S] [the Manufacturer has executed the Consent and Agreement [NW ____ _] (herein called the "CONSENT AND AGREEMENT"), substantially in the form attached to the Purchase Agreement Assignment; -- 757'S AND 747'S]

                  WHEREAS, concurrently with the execution and delivery of this Agreement, the Owner Participant is entering into a Trust Agreement [NW ____ _], dated as of the date hereof (said Trust Agreement, as the same may be amended or supplemented from time to time, being herein called the "TRUST AGREEMENT", such term to include, unless the context otherwise requires, any Trust Supplement referred to below), with the Owner Trustee, pursuant to which Trust Agreement the Owner Trustee agrees, among other things, to hold the Trust Estate defined in Section 1.01 thereof (herein called the "TRUST ESTATE") for the use and benefit of the Owner Participant;

                  WHEREAS, the Indenture Trustee and the Owner Trustee concurrently with the execution and delivery of this Agreement are entering into the Trust Indenture and Security Agreement [NW ____ _], dated as of the date hereof (said Trust Indenture and Security Agreement, as the same may be amended or supplemented from time to time, being herein called the "TRUST INDENTURE", such term to include, unless the context otherwise requires, the Trust Supplement referred to below) pursuant to which the Owner Trustee will issue secured certificates substantially in the form set forth in Section 2.01 thereof (the "SECURED CERTIFICATES", and individually, a "SECURED CERTIFICATE") in [four] [five] series, which Secured Certificates are to be secured by the mortgage and security interests created by the Owner Trustee in favor of the Indenture Trustee, and the Owner Trustee shall execute and deliver a Trust and Indenture Supplement substantially in the form of EXHIBIT A to the Trust Indenture (the "TRUST SUPPLEMENT") covering the Aircraft, supplementing the Trust Agreement and the Trust Indenture;

                  WHEREAS, concurrently with the execution and delivery of this Agreement, the Owner Trustee and Lessee have entered into the Lease Agreement [NW ____ _], dated as of the date hereof (such Lease Agreement, as the same may be amended or supplemented from time to time to the extent permitted by the terms thereof and this agreement, herein called the "LEASE", such term to include, unless the context otherwise requires, the Lease Supplement referred to below), whereby, subject to the terms and conditions set forth therein, the Owner Trustee agrees to lease to Lessee, and Lessee agrees to lease from the Owner Trustee the Aircraft on the date (the "DELIVERY DATE") that the Aircraft is sold and delivered by Lessee to the Owner Trustee under the Bill of Sale, and accepted by the Owner Trustee for all purposes of the Lease, such acceptance to be evidenced by the execution of the Trust Supplement covering the Aircraft, and such lease to be evidenced by the execution and delivery of a Lease Supplement covering the Aircraft;

                  WHEREAS, concurrently with the execution and delivery of this Agreement, the Owner Participant is entering into a Tax Indemnity Agreement [NW ____ _], dated as of the date hereof, with Lessee (the "TAX INDEMNITY AGREEMENT");

                  WHEREAS, concurrently with the execution and delivery of this Agreement; the Guarantor is entering into a Guarantee [NW ____ _], dated as of the date hereof, pursuant to which the Guarantor guarantees certain obligations of Lessee under the Operative Documents (the "GUARANTEE");

                  WHEREAS, pursuant to the Pass Through Trust Agreement and each of the Pass Through Trust Supplements set forth in Schedule III hereto (collectively, the "PASS THROUGH

TRUST AGREEMENTS"), on the Issuance Date [and on ____________, ____ -- option for A319's and 757's] [four] [five -- option for A319's and 757's] separate trusts (collectively, the "PASS THROUGH TRUSTS" and, individually, a "PASS THROUGH TRUST") were created to facilitate the transactions contemplated hereby, including, without limitation, the issuance and sale by each Pass Through Trust of pass through certificates pursuant thereto (collectively, the "CERTIFICATES");

                  WHEREAS, the proceeds from the issuance and sale of the Certificates by each Pass Through Trust will be applied in part by the Pass Through Trustee on the Delivery Date to purchase from the Owner Trustee, on behalf of each Pass Through Trust, all of the Secured Certificates bearing the same interest rate as the Certificates issued by such Pass Through Trust;

                  WHEREAS, on the Issuance Date (i) Landesbank Hessen-Thuringen Girozentrale (the "LIQUIDITY PROVIDER") entered into four revolving credit agreements (each, a "LIQUIDITY FACILITY"), one for the benefit of the holders of Certificates of each Pass Through Trust [other than the Class D Pass Through Trust -- option for A319's and 757's] , with the Subordination Agent, as agent for the Pass Through Trustee on behalf of each such Pass Through Trust; and (ii) the Pass Through Trustee [(other than the Class D Trustee) -- option for A319's and 757's], the Liquidity Provider and the Subordination Agent entered into the Intercreditor Agreement, dated June 1, 2001;

                  WHEREAS, the Secured Certificates will be held by the Subordination Agent pursuant to the Intercreditor Agreement on behalf of the Pass Through Trusts;

                  WHEREAS, in order to facilitate the transactions contemplated hereby, Lessee and the Guarantor have entered into the Underwriting Agreement, dated as of May 22, 2001, among Lessee, the Guarantor and the several underwriters named therein (the "UNDERWRITING AGREEMENT"); and

                  WHEREAS, certain terms are used herein as defined in Section 13(a) hereof;

                  NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                  SECTION 1. PARTICIPATIONS IN LESSOR'S COST OF THE AIRCRAFT.
(a) PARTICIPATION BY PASS THROUGH TRUSTEES. Subject to the terms and conditions of this Agreement, the Pass Through Trustee for each Pass Through Trust agrees to finance, in part, the Owner Trustee's payment of Lessor's Cost for the Aircraft by paying to the Owner Trustee the aggregate purchase price of the Secured Certificates being issued to such Pass Through Trustee as set forth on
SCHEDULE II opposite the name of such Pass Through Trust. The Pass Through Trustees shall make such payments to the Owner Trustee on a date to be designated pursuant to Section 2 hereof, but in no event later than [__________], by transferring to the account of the Owner Trustee at State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, ABA No. 011000028, Account No. 99039901, Reference: Northwest/NW [_____ __], not later than 9:30 a.m., New York City time, on the Delivery Date in immediately available funds in Dollars, the amount set forth opposite the name of such Pass Through Trust on SCHEDULE II hereto.

                  Upon the occurrence of the above transfers by the Pass Through Trustee for each Pass Through Trust to the Owner Trustee, the Owner Trustee, at the direction of the Owner Participant, shall issue, pursuant to Article II of the Trust Indenture, to the Subordination Agent on behalf of the Pass Through Trustee for each of the Pass Through Trusts, Secured Certificates of the maturity and aggregate principal amount, bearing the interest rate and for the purchase price set forth on SCHEDULE II hereto opposite the name of such Pass Through Trust.

                  (b) PARTICIPATION BY OWNER PARTICIPANT. Subject to the terms and conditions of this Agreement, the Owner Participant hereby agrees to participate in the payment of Lessor's Cost for the Aircraft by making an equity investment in the beneficial ownership of the Aircraft on a date to be designated pursuant to Section 2 hereof, but in no event later than [__________], by transferring to the account of the Owner Trustee at State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, ABA No. 011000028, Account No. 99039901, Reference: Northwest/NW [_____ __], not later than 9:30 a.m., New York City time, on the Delivery Date in immediately available funds in Dollars, the amount set forth opposite the Owner Participant's name on SCHEDULE II hereto.

                  (c) GENERAL PROVISIONS. The amount of the participation of each of the Pass Through Trustee and the Owner Participant to be made as provided above in the payment of Lessor's Cost for the Aircraft is hereinafter called such party's "COMMITMENT" for the Aircraft. In case any of the Pass Through Trustee or the Owner Participant shall default in its obligation under the provisions of this Section 1, no other such party shall have any obligation to make any portion of such defaulted amount available or to increase the amount of its Commitment and the obligation of such nondefaulting party shall remain subject to the terms and conditions set forth in this Agreement. Upon receipt by the Owner Trustee of all amounts to be furnished to it on the Delivery Date pursuant to this Section 1 and the satisfaction of the conditions set forth in
Section 4 hereof, Lessee shall transfer title to and deliver the Aircraft to the Owner Trustee, and the Owner Trustee shall purchase and take title to and accept delivery of the Aircraft. In consideration of the transfer of title to and delivery of the Aircraft to the Owner Trustee, the Owner Trustee shall, simultaneously with such transfer of title and delivery, pay to Lessee (from the amounts so furnished it by the Participants) Lessor's Cost for the Aircraft.

                  SECTION 2. LESSEE'S NOTICE OF DELIVERY DATE. Lessee agrees to give each Participant, the Owner Trustee and the Indenture Trustee at least two Business Days' telecopy or other written notice of the Delivery Date for the Aircraft, which Delivery Date shall be a Business Day, which notice shall specify the amount of Lessor's Cost and the amount of each Participant's Commitment for the Aircraft. As to each Participant, the making of its Commitment for the Aircraft available in the manner required by Section 1 shall constitute a waiver of such notice.

                  SECTION 3. INSTRUCTIONS TO THE OWNER TRUSTEE. The Owner Participant agrees that its releasing the amount of its Commitment for the Aircraft to the account of the Owner Trustee in accordance with the terms of
Section 1 shall constitute, subject to satisfaction or waiver of the conditions set forth in Section 4(a), without further act, authorization and direction by the Owner Participant to the Owner Trustee:

                  (i)      to pay to Lessee Lessor's Cost for the Aircraft;

                  (ii) to the extent not previously accomplished by a prior authorization, to authorize a representative or representatives of the Owner Trustee (who shall be an employee or employees, or an agent or agents, of Lessee designated by Lessee) to accept delivery of the Aircraft on the Delivery Date pursuant to the Acceptance Certificate;

                  (iii) to accept from Lessee the Bill of Sale and the FAA Bill of Sale for the Aircraft referred to in Section 4(a)(v)(8) and 4(a)(v)(9);

                  (iv) to execute an Aircraft Registration Application, the Lease Supplement and the Trust Supplement, in each case covering the Aircraft;

                  (v) to borrow from the Pass Through Trustee to finance a portion of the Lessor's Cost for the Aircraft and to execute and deliver to the Subordination Agent on behalf of the Pass Through Trustee for each of the Pass Through Trusts a principal amount of Secured Certificates bearing the interest rate set forth opposite the name of such Pass Through Trust on Schedule II hereto, pursuant hereto and to the Trust Indenture; and

                  (vi) to take such other action as may be required to be taken by the Owner Trustee on the Delivery Date by the terms of any Operative Document.

                  SECTION 4. CONDITIONS. (a) CONDITIONS PRECEDENT TO THE PARTICIPATIONS IN THE AIRCRAFT. It is agreed that the obligations of each of the Pass Through Trustee and the Owner Participant to participate in the payment of Lessor's Cost and to make available the amount of its respective Commitment are subject to the satisfaction prior to or on the Delivery Date of the following conditions precedent, except that paragraphs (iii), (v)(5), (xxi), (xxii) and
(xxiv) shall not be a condition precedent to the obligations of the Pass Through Trustee, and paragraphs (iv), (vii)(D) and (xiv) shall not be a condition precedent to the obligation of the Owner Participant:

                  (i) The Pass Through Trustee and the Owner Participant shall have received due notice with respect to such participation pursuant to
         Section 2 hereof (or shall have waived such notice either in writing or as provided in Section 2).

                  (ii) No change shall have occurred after the date of the execution and delivery of this Agreement in applicable law or regulations or guidelines or interpretations thereof by appropriate regulatory authorities which would make it a violation of law or regulations or guidelines for the Pass Through Trustee or the Owner Participant to make its Commitment available in accordance with Section 1 hereof.

                  (iii) In the case of the Owner Participant, the Pass Through Trustees shall have made available the amount of their Commitments for the Aircraft in accordance with Section 1 hereof.

                  (iv) In the case of the Pass Through Trustees, the Owner Participant shall have made available the amount of its Commitment for the Aircraft in accordance with Section 1 hereof.

                  (v) The following documents shall have been duly authorized, executed and delivered by the respective party or parties thereto, shall each be satisfactory in form and substance to the Pass Through Trustee and the Owner Participant and shall be in full force and effect and executed counterparts shall have been delivered to the Pass Through Trustee and the Owner Participant, or their respective counsel, PROVIDED that only the Subordination Agent on behalf of each Pass Through Trustee shall receive an executed original of such Pass Through Trustee's respective Secured Certificate and PROVIDED, FURTHER, that an excerpted copy of the Purchase Agreement shall only be delivered to and retained by the Owner Trustee (but the Indenture Trustee shall also retain an excerpted copy of the Purchase Agreement which may be inspected by the Owner Participant and its counsel prior to the Delivery Date and subsequent to the Delivery Date may be inspected and reviewed by the Indenture Trustee if and only if there shall occur and be continuing an Event of Default), the chattel paper counterpart of the Lease and the Lease Supplement covering the Aircraft dated the Delivery Date shall be delivered to the Indenture Trustee, and the Tax Indemnity Agreement need only be satisfactory to the Owner Participant and Lessee and shall only be delivered to Lessee and the Owner Participant and their respective counsel:

                           (1) an excerpted copy of the Purchase Agreement
                  (insofar as it relates to the Aircraft) [and the Guaranty-- A319'S ONLY];

                           (2)      the Purchase Agreement Assignment;

                           (3)      the Lease;

                           (4) a Lease Supplement covering the Aircraft dated
                  the Delivery Date;

                           (5)      the Tax Indemnity Agreement;

                           (6)      the Trust Agreement;

                           (7) a Trust Supplement covering the Aircraft dated
                  the Delivery Date;

                           (8)      the Bill of Sale;

                           (9)      the FAA Bill of Sale;

                           (10) an acceptance certificate covering the Aircraft
                  in the form agreed to by the Owner Participant and Lessee (herein called the "ACCEPTANCE CERTIFICATE") duly completed and executed by the Owner Trustee or its agent, which may be a representative of Lessee, and by such representative on behalf of Lessee;

                           (11)     the Trust Indenture;

                           (12)     the Secured Certificates;

                           (13)     the Consent and Agreement;

                           (14)     the Guarantee; and

                           (15)     [the French Pledge Agreement.-- A319'S ONLY]

                  In addition, the Pass Through Trustee and the Owner Participant each shall have received executed counterparts or conformed copies of the following documents:

                           (1)      each of the Pass Through Trust Agreements;

                           (2)      the Intercreditor Agreement; and

                           (3) the Liquidity Facility for each of the Pass
                  Through Trusts [(other than the Class D Pass Through Trust -- option for A319's and 757's].

                  (vi) A Uniform Commercial Code financing statement or statements covering all the security interests created by or pursuant to the Granting Clause of the Trust Indenture that are not covered by the recording system established by the Federal Aviation Act shall have been executed and delivered by the Owner Trustee, and such financing statement or statements shall have been duly filed in all places necessary or advisable, and any additional Uniform Commercial Code financing statements deemed advisable by the Owner Participant or the Pass Through Trustee shall have been executed and delivered by Lessee or the Owner Trustee and duly filed.

                  (vii) The Pass Through Trustee and the Owner Participant shall have received the following:

                           (A)(1) an incumbency certificate of Lessee and the
                  Guarantor (as the case may be) as to the person or persons authorized to execute and deliver this Agreement, the Lease, the Lease Supplement covering the Aircraft, the Bill of Sale, the FAA Bill of Sale, the Purchase Agreement Assignment, the Tax Indemnity Agreement, the Pass Through Trust Agreements, the Guarantee and any other documents to be executed on behalf of Lessee or the Guarantor (as the case may be) in connection with the transactions contemplated hereby and the signatures of such person or persons;

                           (2) a copy of the resolutions of the board of
                  directors of Lessee and the Guarantor or the executive committee thereof, certified by the Secretary or an Assistant Secretary of Lessee and the Guarantor (as the case may be), duly authorizing the transactions contemplated hereby and the execution and delivery of each of the documents required to be executed and delivered on behalf of Lessee or the Guarantor (as the case may be) in connection with the transactions contemplated hereby; and

                           (3) a copy of the certificate of incorporation of
                  Lessee and the Guarantor, certified by the Secretary of State of the State of Minnesota in the case of Lessee and certified by the Secretary of State of the State of Delaware in the case of the Guarantor, a copy of the bylaws of Lessee and the Guarantor, certified by the Secretary or Assistant Secretary of Lessee and the Guarantor (as the case may be), and a certificate or other evidence from the Secretary of State of the State of Minnesota in the case of Lessee and from the Secretary of State of the State of Delaware in the case of the Guarantor, dated as of a date reasonably near the Delivery Date, as to the due incorporation and good standing of Lessee or the Guarantor (as the case may be) in such state.

                           (B)(1) an incumbency certificate of the Indenture
                  Trustee as to the person or persons authorized to execute and deliver this Agreement, the Trust Indenture and any other documents to be executed on behalf of the Indenture Trustee in connection with the transactions contemplated hereby and the signatures of such person or persons;

                           (2) a copy of the resolutions of the board of
                  directors of the Indenture Trustee, certified by the Secretary or an Assistant Secretary of the Indenture Trustee, duly authorizing the transactions contemplated hereby and the execution and delivery of each of the documents required to be executed and delivered on behalf of the Indenture Trustee in connection with the transactions contemplated hereby;

                           (3) a copy of the articles of association and by-laws
                  of the Indenture Trustee, each certified by the Secretary or an Assistant Secretary of the Indenture Trustee; and

                           (4) a certificate signed by an authorized officer of
                  the Indenture Trustee, dated the Delivery Date, certifying that the representations and warranties contained herein of the Indenture Trustee are correct as though made on and as of the Delivery Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties are correct on and as of such earlier date).

                           (C)(1) an incumbency certificate of the Owner Trustee
                  as to the person or persons authorized to execute and deliver this Agreement, the Lease, the Lease Supplement covering the Aircraft, the Trust Agreement, the Trust Indenture, the Purchase Agreement Assignment and any other documents to be executed on behalf of the Owner Trustee in connection with the transactions contemplated hereby and the signatures of such person or persons;

                           (2) a copy of the resolutions of the board of
                  directors of the Owner Trustee, certified by the Secretary or an Assistant Secretary of the Owner Trustee, duly authorizing the transactions contemplated hereby and the execution and delivery of each of the documents required to be executed and delivered on behalf of the Owner Trustee in connection with the transactions contemplated hereby;

                           (3) a copy of the articles of association and by-laws
                  of the Owner Trustee, each certified by the Secretary or an Assistant Secretary of the Owner Trustee; and

                           (4) a certificate signed by an authorized officer of
                  the Owner Trustee, dated the Delivery Date, certifying that the representations and warranties contained herein of the Owner Trustee (in its individual capacity and as trustee) are correct as though made on and as of the Delivery Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties are correct on and as of such earlier date).

                           (D)(1) an incumbency certificate of the Owner
                  Participant as to the person or persons authorized to execute and deliver this Agreement, the Tax Indemnity Agreement, the Trust Agreement and any other documents to be executed on behalf of the Owner Participant in connection with the transactions contemplated hereby and the signatures of such person or persons;

                           (2) a certificate signed by the Secretary or an
                  Assistant Secretary of the Owner Participant, to the effect that the transactions contemplated hereby and the execution and delivery of each of the documents required to be executed and delivered on behalf of the Owner Participant in connection with the transactions contemplated hereby have been duly authorized;

                           (3) a copy of the articles of association and by-laws
                  of the Owner Participant, each certified by the Secretary or an Assistant Secretary of the Owner Participant; and

                           (4) a certificate signed by an authorized officer of
                  the Owner Participant, dated the Delivery Date, certifying that the representations and warranties contained herein of the Owner Participant are correct as though made on and as of the Delivery Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties are correct on and as of such earlier date).

                  (viii) All appropriate action required to have been taken prior to the Delivery Date in connection with the transactions contemplated by this Agreement shall have been taken by the Federal Aviation Administration, or any governmental or political agency, subdivision or instrumentality of the United States, and all orders, permits, waivers, authorizations, exemptions and approvals of such entities required to be in effect on the Delivery Date in connection with the transactions contemplated by this Agreement shall have been issued, and all such orders, permits, waivers, authorizations, exemptions and approvals shall be in full force and effect on the Delivery Date.

                  (ix) On the Delivery Date the Pass Through Trustee and the Owner Participant shall have received a certificate signed by an authorized officer of Lessee (and with respect to the matters set forth in clause (4) below, the Guarantor) to the effect that:

                           (1) the Aircraft has been duly certified by the
                  Federal Aviation Administration as to type and has a current certificate of airworthiness;

                           (2) the FAA Bill of Sale, the Lease, the Lease
                  Supplement, the Trust Indenture and the Trust Supplement covering the Aircraft shall have been duly filed for recordation (or shall be in the process of being so duly filed for recordation) with the Federal Aviation Administration, and the Trust Agreement shall have been filed (or shall be in the process of being so filed) with the Federal Aviation Administration;

                           (3) application for registration of the Aircraft in
                  the name of the Owner Trustee has been duly made with the Federal Aviation Administration; and

                           (4) the representations and warranties contained
                  herein of Lessee and the Guarantor are correct as though made on and as of the Delivery Date, except to the extent that such representations and warranties (other than those contained in clause (F) of Section 7(a)(iv)) relate solely to an earlier date (in which case such representations and warranties were correct on and as of such earlier date).

                  (x) Lessee and the Guarantor shall have entered into the Underwriting Agreement and each of the Pass Through Trust Agreements, the Certificates shall have been issued and sold pursuant to the Underwriting Agreement and the Pass Through Trust Agreements.

                  (xi) The Pass Through Trustee and the Owner Participant shall have received, addressed to the Pass Through Trustee, the Indenture Trustee, the Owner Participant and the Owner Trustee, and reasonably satisfactory as to scope and substance to the Pass Through Trustee and the Owner Participant, an opinion substantially in the form of EXHIBIT B-1 hereto from Simpson Thacher & Bartlett, special counsel for Lessee and the Guarantor, an opinion substantially in the form of EXHIBIT B-2 hereto from Cadwalader, Wickersham & Taft, special counsel for Lessee and the Guarantor, and an opinion substantially in the form of EXHIBIT B-3 hereto from Lessee's legal department.

                  (xii) The Pass Through Trustee and the Owner Participant shall have received, addressed to the Pass Through Trustee, the Indenture Trustee, the Owner Participant, the Owner Trustee, the Guarantor and Lessee and reasonably satisfactory as to scope and substance to the Pass Through Trustee, the Owner Participant, the Guarantor and Lessee, an opinion substantially in the form of EXHIBIT C hereto from [counsel to the Supplier and the Manufacturer. -- A319'S] [counsel to the Manufacturer -- 757'S AND 747'S]

                  (xiii) The Pass Through Trustee and the Owner Participant shall have received, addressed to the Pass Through Trustee, the Indenture Trustee, the Owner Participant, the Owner Trustee, the Guarantor and Lessee, and reasonably satisfactory as to scope and substance to the Pass Through Trustee, the Owner Participant, the Guarantor and Lessee, an opinion substantially in the form of EXHIBIT D hereto from Ray, Quinney & Nebeker, special counsel for the Owner Trustee.

                  (xiv) The Pass Through Trustee shall have received, addressed to the Pass Through Trustee, the Indenture Trustee, the Owner Trustee, the Guarantor and Lessee, and reasonably satisfactory as to scope and substance to the Pass Through Trustee, the

         Guarantor and Lessee, an opinion substantially in the form of EXHIBIT E-1 hereto from [________________], special counsel for the Owner Participant, and an opinion substantially in the form of EXHIBIT E-2 hereto from the Owner Participant's in-house counsel.

                  (xv) The Pass Through Trustee and the Owner Participant shall have received, addressed to the Pass Through Trustee, the Indenture Trustee, the Owner Participant, the Owner Trustee, the Guarantor and Lessee, and reasonably satisfactory as to scope and substance to the Pass Through Trustee, the Owner Participant, the Guarantor and Lessee, an opinion substantially in the form of EXHIBIT F hereto from Crowe & Dunlevy, P.C.

                  (xvi) The Pass Through Trustee and the Owner Participant shall have received, addressed to the Pass Through Trustee, the Owner Participant, the Owner Trustee, the Guarantor and Lessee, and reasonably satisfactory as to scope and substance to the Pass Through Trustee, the Owner Participant, the Guarantor and Lessee, an opinion substantially in the form of EXHIBIT G hereto from Bingham Dana LLP, special counsel for the Indenture Trustee.

                  (xvii)   [Intentionally Omitted].

                  (xviii) The Pass Through Trustee and Owner Participant shall have received an independent insurance broker's report, in form and substance satisfactory to the Pass Through Trustee and the Owner Participant, as to the due compliance with the terms of Section 11 of the Lease relating to insurance with respect to the Aircraft.

                  (xix) Lessor's Cost for the Aircraft shall be $[______________].

                  (xx) No action or proceeding shall have been instituted nor shall governmental action be threatened before any court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency at the time of the Delivery Date to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or the transactions contemplated hereby.

                  (xxi) The Owner Participant shall have received from [___________________], special tax counsel to the Owner Participant, an opinion, in form and substance satisfactory to the Owner Participant, with respect to certain Federal income tax aspects of the transaction contemplated by the Operative Documents.

                  (xxii) In the opinion of the Owner Participant and its special tax counsel, there shall have been, since the date hereof, no amendment, modification, addition, or change in or to the provisions of the Internal Revenue Code of 1986, as amended through the date hereof, and the regulations promulgated under the Code (including temporary regulations), Internal Revenue Service Revenue Procedures or Revenue Rulings, or other administrative interpretations, applicable judicial precedents or Executive Orders of the President of the United States, all as in effect on the date hereof, the effect of which might preclude the Owner Participant from obtaining any of the income tax benefits and consequences assumed to be available to the Owner Participant as set forth in Section 2 of the Tax Indemnity Agreement.

                  (xxiii) The Pass Through Trustee and the Owner Participant shall have received a favorable opinion substantially in the form of
         EXHIBIT I hereto addressed to the Pass Through Trustee and the Owner Participant, and reasonably satisfactory as to scope and substance to the Pass Through Trustee and the Owner Participant, from Cadwalader, Wickersham & Taft, special counsel for Lessee, which opinion shall state (with customary assumptions and qualifications) that the Owner Trustee, as lessor under the Lease, and the Indenture Trustee, as assignee of the Owner Trustee's rights under the Lease pursuant to the Trust Indenture, would be entitled to the benefits of 11 U.S.C. ss.1110 with respect to the Aircraft.

                  (xxiv) The Owner Participant shall have received (A) a certificate signed by an authorized officer of the Pass Through Trustee, dated the Delivery Date, certifying that the representations and warranties contained herein of the Pass Through Trustee are correct as though made on and as of the Delivery Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties are correct on and as of such earlier date), (B) an opinion substantially in the form of EXHIBIT J-1 hereto addressed to the Owner Participant, the Guarantor and Lessee of Bingham Dana LLP, special counsel for the Pass Through Trustee, and reasonably satisfactory as to scope and substance to the Owner Participant, the Guarantor and Lessee, and (C)(1) an incumbency certificate of the Pass Through Trustee as to the person or persons authorized to execute and deliver this Agreement and any other documents to be executed on behalf of the Pass Through Trustee in connection with the transactions contemplated hereby and the signatures of such person or persons; (2) a copy of the articles of association and by-laws of the Pass Through Trustee, each certified by the Secretary or an Assistant Secretary of the Pass Through Trustee; and
         (3) such other documents and evidence with respect to the Pass Through Trustee as it may reasonably request in order to establish the due consummation of the transactions contemplated by this Agreement, the taking of all necessary action in connection therewith and compliance with the conditions herein set forth.

                  (xxv) The Pass Through Trustee and the Owner Participant shall have received, addressed to the Pass Through Trustee, the Owner Participant, the Owner Trustee, the Indenture Trustee, the Guarantor and Lessee, and reasonably satisfactory as to scope and substance, to the Pass Through Trustee, the Owner Participant, the Guarantor and Lessee, an opinion substantially in the form of EXHIBIT J-2 hereto from Bingham Dana LLP, special counsel to the Subordination Agent.

                  Promptly upon the registration of the Aircraft and the recording of the Trust Indenture, the Lease, the Lease Supplement covering the Aircraft and the Trust Supplement covering the Aircraft pursuant to the Federal Aviation Act, Lessee will cause Crowe & Dunlevy, P.C., special counsel in Oklahoma City, Oklahoma, to deliver to the Pass Through Trustee, the Indenture Trustee, the Owner Participant, the Owner Trustee and Lessee an opinion as to the due and valid registration of the Aircraft in the name of the Owner Trustee, the due recording of the FAA Bill of Sale, the Trust Indenture, such Lease Supplement, such Trust Supplement and the

Lease and the filing of the Trust Agreement and the lack of filing of any intervening documents with respect to the Aircraft.

                  (b) CONDITIONS PRECEDENT TO THE OBLIGATIONS OF LESSEE AND THE GUARANTOR. It is agreed that (A) the obligations of Lessee to sell the Aircraft to the Owner Trustee and to accept delivery of the Aircraft under the Lease, and (B) the obligations of Lessee and the Guarantor to enter into the other Operative Documents, are all subject to the fulfillment to the satisfaction of Lessee and the Guarantor prior to or on the Delivery Date of the following conditions precedent:

                  (i) All appropriate action required to have been taken on or prior to the Delivery Date in connection with the transactions contemplated by this Agreement shall have been taken by the Federal Aviation Administration, or any governmental or political agency, subdivision or instrumentality of the United States, and all orders, permits, waivers, exemptions, authorizations and approvals of such entities required to be in effect on the Delivery Date in connection with the transactions contemplated by this Agreement shall have been issued, and all such orders, permits, waivers, exemptions, authorizations and approvals shall be in full force and effect on the Delivery Date.

                  (ii) The conditions specified in Sections 4(a)(ii), 4(a)(iii) and 4(a)(iv) hereof shall have been satisfied.

                  (iii) Those documents described in Section 4(a)(v) shall have been duly authorized, executed and delivered by the respective party or parties thereto (other than Lessee and the Guarantor) in the manner specified in Section 4(a)(v), shall each be satisfactory in form and substance to Lessee and the Guarantor, shall be in full force and effect on the Delivery Date, and an executed counterpart of each thereof (other than the Secured Certificates) shall have been delivered to Lessee or its special counsel and the Guarantor or its special counsel.

                  (iv) Lessee and the Guarantor shall have received (A) each certificate referred to in Section 4(a)(vii) (other than the certificate referred to in clause (A) thereof), (B) the certificate referred to in Section 4(a)(xxiv)(A), and (C)(1) an incumbency certificate of the Pass Through Trustee as to the person or persons authorized to execute and deliver this Agreement and any other documents to be executed on behalf of the Pass Through Trustee in connection with the transactions contemplated hereby and the signatures of such person or persons; (2) a copy of the articles of association and by-laws of the Pass Through Trustee, each certified by the Secretary or an Assistant Secretary of the Pass Through Trustee; and
         (3) such other documents and evidence with respect to the Pass Through Trustee as Lessee or its special counsel and the Guarantor or its special counsel may reasonably request in order to establish the due consummation of the transactions contemplated by this Agreement, the taking of all necessary action in connection therewith and compliance with the conditions herein set forth.

                  (v) Lessee and the Guarantor shall have received the opinions set forth in Sections 4(a)(xii), 4(a)(xiii), 4(a)(xiv), 4(a)(xv), 4(a)(xvi), 4(a)(xxiv)(B) and 4(a)(xxv) in each case addressed to Lessee and the Guarantor and dated the Delivery Date and in each case in scope and substance reasonably satisfactory to Lessee and its special counsel and the Guarantor and its special counsel.

                  (vi) No action or proceeding shall have been instituted nor shall governmental action be threatened before any court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency at the time of the Delivery Date to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or the transactions contemplated hereby.

                  (vii) No change shall have occurred after the date of the execution and delivery of this Agreement in applicable law or regulations or guidelines or interpretations by appropriate regulatory authorities which would make it a violation of law or regulations or guidelines for Lessee or the Guarantor to enter into any transaction contemplated by the Operative Documents.

                  (viii) In the opinion of Lessee and its special counsel, there shall have been, since the date hereof, no amendment, modification, addition or change in or to the Internal Revenue Code of 1986, as amended through the date hereof, the regulations promulgated under the Code (including temporary regulations), Internal Revenue Service Revenue Procedures or Revenue Rulings, or other administrative interpretations, applicable judicial precedents or Executive Orders of the President of the United States which might give rise to an indemnity obligation of Lessee under any of the Operative Documents.

                  (ix) Lessee shall have been paid Lessor's Cost for the Aircraft.

                  SECTION 5. [Intentionally Omitted].

                  SECTION 6. EXTENT OF INTEREST OF CERTIFICATE HOLDERS. No Certificate Holder (as defined in the Trust Indenture) shall have any further interest in, or other right with respect to, the mortgage and security interests created by the Trust Indenture when and if the principal of and interest on all Secured Certificates held by such holder and all other sums payable to such holder hereunder, under the Trust Indenture and under such Secured Certificates shall have been paid in full. Each Pass Through Trustee and, by its acceptance of a Secured Certificate, each Certificate Holder agrees that it will look solely to the income and proceeds from the Trust Indenture Estate to the extent available for distribution to such Certificate Holder as provided in Article III of the Trust Indenture and that neither the Owner Participant nor the Owner Trustee shall be personally liable to the Pass Through Trustees or any Certificate Holder for any amounts payable under the Secured Certificates, the Trust Indenture or hereunder, except as expressly provided in the Operative Documents.

                  SECTION 7. REPRESENTATIONS AND WARRANTIES OF LESSEE AND THE GUARANTOR; INDEMNITIES. (a) REPRESENTATIONS AND WARRANTIES. Lessee and the Guarantor represent and warrant to the Pass Through Trustee, the Owner Trustee, the Indenture Trustee, the Liquidity Provider, the Subordination Agent and the Owner Participant that as of the Delivery Date:

                  (i) each of Lessee and the Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, has the corporate power and authority to own or hold under lease its properties, has, or had on the respective dates of execution thereof, the corporate power and authority to enter into and perform its obligations under (i) in the case of Lessee, the Lessee Documents, the Pass Through Trust Agreements, the Underwriting Agreement and the other Operative Documents to which it is a party and
         (ii) in the case of the Guarantor, this Agreement, the Pass Through Trust Agreements, the Underwriting Agreement and the other Operative Documents to which it is a party, and is duly qualified to do business as a foreign corporation in each state in which its operations or the nature of its business requires other than failures to so qualify which would not have a material adverse effect on the condition (financial or otherwise), consolidated business or properties of it and its subsidiaries considered as one enterprise;

                  (ii) Lessee is a Certificated Air Carrier, and its chief executive office (as such term is used in Article 9 of the Uniform Commercial Code in effect in the State of Minnesota) is located at Eagan, Minnesota;

                  (iii) the execution and delivery by Lessee or the Guarantor (as the case may be) of the Lessee Documents, the Pass Through Trust Agreements, the Underwriting Agreement and each other Operative Document to which Lessee or the Guarantor (as the case may be) is a party, and the performance of the obligations of Lessee or the Guarantor (as the case may be) under the Lessee Documents, the Pass Through Trust Agreements, the Underwriting Agreement and each other Operative Document to which Lessee or the Guarantor (as the case may be) is a party, have been duly authorized by all necessary corporate action on the part of Lessee or the Guarantor, do not require any stockholder approval, or approval or consent of any trustee or holder of any material indebtedness or material obligations of Lessee or the Guarantor, except such as have been duly obtained and are in full force and effect, and do not contravene any law, governmental rule, regulation or order binding on Lessee or the Guarantor (as the case may be) or the certificate of incorporation or bylaws of Lessee or the Guarantor (as the case may be), or contravene the provisions of, or constitute a default under, or result in the creation of any Lien (other than Permitted Liens) upon the property of Lessee or the Guarantor (as the case may be) under, any indenture, mortgage, contract or other agreement to which Lessee or the Guarantor (as the case may be) is a party or by which it may be bound or affected which contravention, default or Lien, individually or in the aggregate, would be reasonably likely to have a material adverse effect on the condition (financial or otherwise), business or properties of the Guarantor and its subsidiaries considered as one enterprise;

                  (iv) neither the execution and delivery by Lessee or the Guarantor (as the case may be) of the Lessee Documents, the Pass Through Trust Agreements, the Underwriting Agreement or any other Operative Document to which Lessee or the Guarantor (as the case may be) is a party, nor the performance of the obligations of Lessee or the Guarantor (as the case may be) under the Lessee Documents, the Pass Through Trust Agreements, the Underwriting Agreement or the other Operative Documents to which Lessee or the Guarantor (as the case may be) is a party, requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, the Department of Transportation, the FAA, or any other federal, state or foreign governmental authority having jurisdiction over Lessee or the Guarantor, other than (A) the registration of the Certificates under the Securities Act of 1933, as amended, and under the securities laws of any state in which the Certificates may be offered for sale if the laws of such state require such action, (B) the qualification of the Pass Through Trust Agreements under the Trust Indenture Act of 1939, as amended, pursuant to an order of the Securities and Exchange Commission, (C) the orders, permits, waivers, exemptions, authorizations and approvals of the regulatory authorities having jurisdiction over the operation of the Aircraft by Lessee or any Sublessee required to be obtained on or prior to the Delivery Date, which orders, permits, waivers, exemptions, authorizations and approvals have been duly obtained and are, or on the Delivery Date will be, in full force and effect (other than a flying time wire, all steps to obtain the issuance of which will have been, on the Delivery Date, taken or caused to be taken by Lessee), (D) the registration of the Aircraft referred to in Section 4(a)(ix)(3), (E) the registrations and filings referred to in Section 7(a)(vi), and (F) authorizations, consents, approvals, actions, notices and filings required to be obtained, taken, given or made either only after the date hereof or the failure of which to obtain, take, give or make would not be reasonably likely to have a material adverse effect on the condition (financial or otherwise), business or properties of the Guarantor and its subsidiaries considered as one enterprise;

                  (v) this Agreement, each of the other Lessee Documents, the Pass Through Trust Agreements and the Guarantee constitute the legal, valid and binding obligations of Lessee or the Guarantor (as the case may be) enforceable against Lessee or the Guarantor (as the case may
         be) in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the rights of creditors or lessors generally and by general principles of equity, whether considered in a proceeding at law or in equity, and except, in the case of the Lease, as limited by applicable laws which may affect the remedies provided in the Lease, which laws, however, do not make the remedies provided in the Lease inadequate for practical realization of the benefits intended to be afforded thereby;

                  (vi) except for (A) [the filing for recording pursuant to the Federal Aviation Act of the termination of the Mortgage, (B)] the filing of the Trust Agreement with the FAA, [(B)] the registration of the Aircraft pursuant to the Federal Aviation Act, [(C)] the filing for recording pursuant to the Federal Aviation Act of the Lease with the Lease Supplement covering the Aircraft, the Trust Indenture and the Trust Supplement attached thereto and made a part thereof, the Trust Indenture with the Trust Supplement attached thereto and made a part thereof and the FAA Bill of Sale, [(D)] the filing of financing statements (and continuation statements at periodic intervals) with respect to the security interests created by such documents under the Uniform Commercial Code of Minnesota and Utah and such other states as may be specified in the opinions furnished pursuant to Section 4(a)(xi) hereof [and the filing of a UCC3 termination statement relating to the financing statement filed in connection with the Mortgage], and [(E)] the taking of possession by the Indenture Trustee of the original chattel paper counterpart of each of the Lease and the Lease Supplement covering the Aircraft, no further filing or recording of any document (including any financing statement in respect thereof under Article 9 of the Uniform Commercial Code of any applicable jurisdiction) is necessary under the laws of the United States of America or any State thereof in order to perfect the Owner Trustee's interest in the Aircraft as against Lessee and any third parties, or to perfect the security interest in favor of the Indenture Trustee in the Owner Trustee's interest in the Aircraft (with respect to such portion of the Aircraft as is covered by the recording system established by the FAA pursuant to 49 U.S.C. Section 44107) and in the Lease in any applicable jurisdiction in the United States;

                  (vii) neither Lessee, the Guarantor nor any of their affiliates has directly or indirectly offered the Certificates for sale to any Person other than in a manner permitted by the Securities Act of 1933, as amended, and by the rules and regulations thereunder;

                  (viii) neither Lessee nor the Guarantor is an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                  (ix) no event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time lapse or both;

                  (x) no event has occurred and is continuing which constitutes an Event of Loss or would constitute an Event of Loss with the lapse of time;

                  (xi) Lessee is solvent and will not be rendered insolvent by the sale of the Aircraft; after the sale of the Aircraft the capital of Lessee will not be unreasonably small for the conduct of the business in which Lessee is engaged or is about to engage; Lessee has no intention or belief that it is about to incur debts beyond its ability to pay as they mature; and Lessee's sale of the Aircraft is made without any intent to hinder, delay or defraud either present or future creditors;

                  (xii) none of the proceeds from the issuance of the Secured Certificates or from the acquisition by the Owner Participant of its beneficial interest in the Trust Estate will be used directly or indirectly by Lessee to purchase or carry any "margin security" as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System; and

                  (xiii) On the Delivery Date, all sales or use tax then due and for which Lessee is responsible pursuant to Section 7(b)(i) hereof shall have been paid, other than such taxes which are being contested by Lessee in good faith and by appropriate proceedings so long as such proceedings do not involve any material risk of the sale, forfeiture or loss of the Aircraft.

                  (b) GENERAL TAX INDEMNITY. EXHIBIT K, which is a complete statement of the provisions of Section 7(b), is incorporated herein in its entirety as if fully set forth herein.

                  (c) GENERAL INDEMNITY. EXHIBIT L, which is a complete statement of the provisions of Section 7(c), is incorporated herein in its entirety as if fully set forth herein.

                  (d) INCOME TAX. For purposes of this Section 7, the term "INCOME TAX" means any Tax based on or measured by gross or net income or receipts (other than sales, use, license or property Taxes or Taxes in the nature thereof) (including, without limitation, capital gains taxes, minimum taxes, income taxes collected by withholding and taxes on tax preference items), and Taxes which are capital, doing business, excess profits or net worth taxes and interest, additions to tax, penalties, or other charges in respect thereof.

                  SECTION 8. REPRESENTATIONS, WARRANTIES AND COVENANTS.

                  (a)      [Intentionally Omitted].

                  (b)      [Intentionally Omitted].

                  (c) Each of the Owner Participant and Wells Fargo Bank Northwest, National Association, in its individual capacity, represents and warrants to the other parties to this Agreement that it is, and on the Delivery Date will be, a Citizen of the United States without making use of any voting trust, voting powers agreement or similar arrangement. The Owner Participant agrees, solely for the benefit of Lessee and the Loan Participants, that if (i) it shall cease to be, or believes itself likely to cease to be, a Citizen of the United States and (ii) the Aircraft shall or would therefore become ineligible for registration in the name of the Owner Trustee under the Federal Aviation Act and regulations then applicable thereunder, then the Owner Participant shall (at its own expense and without any reimbursement or indemnification from Lessee) promptly effect a voting trust, voting powers agreement or other similar arrangement or take any other action as may be necessary to prevent any deregistration and to maintain the United States registration of the Aircraft. It is agreed that: (A) the Owner Participant shall be liable to pay on request to each of the other parties hereto and to each holder of a Secured Certificate for any damages suffered by any such other party or holder as the result of the representation and warranty of the Owner Participant in the first sentence of this Section 8(c) proving to be untrue as of the Delivery Date; and (B) the Owner Participant shall be liable to pay on request to Lessee, any Sublessee and the Loan Participants for any damages which may be incurred by Lessee, any Sublessee or the Loan Participants as a result of the Owner Participant's failure to comply with its obligations pursuant to the second sentence of this
Section 8(c). Each party hereto agrees, upon the request and at the sole expense of the Owner Participant, to cooperate with the Owner Participant in complying with its obligations under the provisions of the second sentence of this Section 8(c). Wells Fargo Bank Northwest, National Association, in its individual capacity, agrees that if at any time an officer or responsible employee of the Corporate Trust Department of Wells Fargo Bank Northwest, National Association, shall obtain actual knowledge that Wells Fargo Bank Northwest, National Association, has ceased to be a Citizen of the United States without making use of a voting trust, voting powers agreement or similar arrangement, it will promptly resign as Owner Trustee (if and so long as such citizenship is necessary under the Federal Aviation Act as in effect at such time or, if it is not necessary, if and so long as the Owner Trustee's citizenship would have any material adverse effect on the Loan Participants, Lessee or the Owner Participant), effective upon the appointment of a successor Owner Trustee in accordance with Section 9.01 of the Trust Agreement. If the Owner Participant or Wells Fargo Bank Northwest, National Association, in its individual capacity, does not comply with the requirements of this Section 8(c), the Owner Trustee, the Indenture Trustee and the Participants hereby agree that an Event of Default (or an event which would constitute an Event of Default but for lapse of time or the giving of notice or both) shall not have occurred and be continuing under the Lease due to non-compliance by Lessee with the registration requirements in the Lease.

                  (d) Wells Fargo Bank Northwest, National Association, in its individual capacity, represents and warrants that both the principal place of business of the Owner Trustee and the place where its records concerning the Aircraft and all of its interest in, to and under the Operative Documents to which it is a party are kept is Salt Lake City, Utah. Wells Fargo Bank Northwest, National Association, in its individual capacity, agrees that it will not change the location of such office to a location outside of Salt Lake City, Utah, without prior written notice to all parties. Wells Fargo Bank Northwest, National Association, in its individual capacity, further represents and warrants that (A) on the Delivery Date the Owner Trustee shall have received whatever title to the Aircraft as was conveyed to it by Lessee, and (B) the Trust Agreement, and, assuming due authorization, execution and delivery of the Trust Agreement by the Owner Participant, the other Owner Trustee Documents, when executed and delivered, shall have been duly executed and delivered by one of its officers who is duly authorized to execute and deliver such instruments on behalf of the Owner Trustee. Wells Fargo Bank Northwest, National Association, in its individual capacity, represents that it has not offered any interest in the Trust Estate or any Secured Certificates or any similar securities for sale to, or solicited any offer to acquire the same from, anyone, and that no officer or responsible employee of the Corporate Trust Department of Wells Fargo Bank Northwest, National Association, has knowledge of any such offer or solicitation by anyone other than Lessee.

                  (e) Each Loan Participant represents and warrants that neither it nor anyone acting in its behalf has offered any Secured Certificates for sale to, or solicited any offer to buy any Secured Certificate from, any Person other than in a manner in compliance with, and which does not require registration under, the Securities Act of 1933, as amended, or the rules and regulations thereunder.

                  (f) The Owner Participant and the Indenture Trustee agree that, at any time after the Depreciation Period, Lessee may elect to effect a change in registration of the Aircraft, at Lessee's cost and expense, so long as
(a) the country of registry of the Aircraft is a country listed on EXHIBIT A hereto (or such other country as the Owner Trustee approves) and (b) the following conditions are met: (i) unless the country of registry is Taiwan, the United States maintains normal diplomatic relations with the country of registry of the Aircraft, and if the country of registry is Taiwan, the United States maintains diplomatic relations at least as good as those in effect on the Delivery Date; and (ii) the Owner Trustee and the Indenture Trustee shall have received favorable opinions (subject to customary exceptions) addressed to each such party, from counsel of recognized reputation qualified in the laws of the relevant jurisdiction to the effect that:

                           (A) the Owner Trustee's ownership interest in the
                  Aircraft shall be recognized under the laws of such jurisdiction, (B) the obligations of Lessee, and the rights and remedies of the Owner Trustee, under the Lease shall remain valid, binding and (subject to customary bankruptcy and equitable remedies exceptions and to other exceptions customary in foreign opinions generally) enforceable under the laws of such jurisdiction (or the laws of the jurisdiction to which the laws of such jurisdiction would refer as the applicable governing law), (C) after giving effect to such change in registration, the Lien of the Trust Indenture on the Owner Trustee's right, title and interest in and to the Aircraft and the Lease shall continue as a valid and duly perfected first priority security interest and all filing, recording or other action necessary to protect the same shall have been accomplished (or, if such opinion cannot be given at the time of such proposed change in registration because such change in registration is not yet effective, (1) the opinion shall detail what filing, recording or other action is necessary and
                  (2) the Owner Trustee and the Indenture Trustee shall have received a certificate from Lessee that all possible preparations to accomplish such filing, recording and other action shall have been done, and such filing, recording and other action shall be accomplished and a supplemental opinion to that effect shall be delivered to the Owner Trustee and the Indenture Trustee on or prior to the effective date of such change in registration), (D) it is not necessary, solely as a consequence of such change in registration and without giving effect to any other activity of the Owner Trustee, the Owner Participant or the Indenture Trustee (or any Affiliate thereof), as the case may be, for the Owner Trustee, the Owner Participant or the Indenture Trustee to qualify to do business in such jurisdiction, (E) there is no tort liability of the owner of an aircraft not in possession thereof under the laws of such jurisdiction (it being agreed that, in the event such latter opinion cannot be given in a form satisfactory to the Owner Participant, such opinion shall be waived if insurance reasonably satisfactory to the Owner Participant is provided to cover such risk), and (F) (unless Lessee shall have agreed to provide insurance covering the risk of requisition of use of such Aircraft by the government of such jurisdiction so long as such Aircraft is registered under the laws of such jurisdiction) the laws of such jurisdiction require fair compensation by the government of such jurisdiction payable in currency freely convertible into Dollars for the loss of use of such Aircraft in the event of the requisition by such government of such use.

In addition, as a condition precedent to any such change in registration, Lessee shall furnish to the Owner Trustee and the Indenture Trustee an Officer's Certificate to the effect that the insurance required by Section 11 of the Lease shall be in full force and effect at the time of such change in registration after giving effect to such change in registration and that the new country of registry imposes aircraft maintenance standards not materially different from those of the United States, France, Germany, Japan, the Netherlands or the United Kingdom. Lessee shall pay all costs, expenses, fees, recording and registration taxes, including the reasonable fees and expenses of counsel to the Owner Trustee, the Owner Participant and the Indenture Trustee, and other charges in connection with any such change in registration.

                  (g) The Owner Participant represents and warrants to Lessee, the Guarantor, the Indenture Trustee, the Pass Through Trustee, the Subordination Agent, the Liquidity Provider and the Owner Trustee, in its capacity as such and in its individual capacity, as follows:

                  (i) it is duly incorporated, validly existing and in good standing under the laws of [_______________] and has the corporate power and authority to carry on its present business and operations and to own or lease its properties, and has the corporate power and authority to enter into and to perform its obligations under the Owner Participant Documents; this Agreement and the other Owner Participant Documents have been duly authorized, executed and delivered by it; and this Agreement and each of the other Owner Participant Documents constitute the legal, valid and binding obligations of the Owner Participant enforceable against it in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity; and it has a tangible net worth (exclusive of goodwill) greater than [$50,000,000 for A319's and 757's] [$75,000,000 for 747's];

                  (ii) neither (A) the execution and delivery by the Owner Participant of the Owner Participant Documents nor (B) compliance by it with all of the provisions thereof, (x) will contravene any law or order of any court or governmental authority or agency applicable to or binding on the Owner Participant (it being understood that no representation or warranty is made with respect to laws, rules or regulations relating to aviation or to the nature of the equipment owned by the Owner Trustee other than such laws, rules or regulations relating to the citizenship requirements of the Owner Participant under applicable law), or (y) will contravene the provisions of, or constitutes or has constituted or will constitute a default under, or result in the creation of any Lien (other than Liens provided for in the Operative Documents) upon any property of the Owner Participant under, its certificate of incorporation or bylaws or any indenture, mortgage, contract or other agreement or instrument to which the Owner Participant is a party or by which it or any of its property may be bound or affected;

                  (iii) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (other than as required by the Federal Aviation Act or the regulations promulgated thereunder) is required for the due execution, delivery or performance by it of the Owner Participant Documents;

                  (iv) there are no pending or, to its knowledge, threatened actions or proceedings before any court or administrative agency or arbitrator which would materially adversely affect the Owner Participant's ability to perform its obligations under this Agreement, the Tax Indemnity Agreement and the Trust Agreement;

                  (v) neither the Owner Participant nor anyone authorized by it to act on its behalf (it being understood that in proposing, facilitating and otherwise taking any action in connection with the financing contemplated hereby and agreed to herein by the Owner Participant, Lessee has not acted as agent of the Owner Participant) has directly or indirectly offered any Secured Certificate or Certificate or any interest in and to the Trust Estate, the Trust Agreement or any similar interest for sale to, or solicited any offer to acquire any of the same from, any Person; the Owner Participant's interest in the Trust Estate and the Trust Agreement is being acquired for its own account and is being purchased for investment and not with a view to any resale or distribution thereof;

                  (vi) on the Delivery Date, the Trust Estate shall be free of Lessor Liens (including for this purpose Liens which would be Lessor Liens but for the proviso in the definition of Lessor Liens) attributable to the Owner Participant; and

                  (vii) it is a Citizen of the United States (without making use of a voting trust agreement, voting powers agreement or similar arrangement).

                  (h) Each of Wells Fargo Bank Northwest, National Association, in its individual capacity, and the Owner Participant covenants and agrees that it shall not cause or permit to exist a Lessor Lien attributable to it with respect to the Aircraft or any other portion of the Trust Estate. Each of Wells Fargo Bank Northwest, National Association, in its individual capacity, and the Owner Participant agrees that it will promptly, at its own expense, take such action as may be necessary duly to discharge such Lessor Lien attributable to it. Each of Wells Fargo Bank Northwest, National Association, in its individual capacity, and the Owner Participant agrees to make restitution to the Trust Estate for any actual diminution of the assets of the Trust Estate resulting from Lessor Liens (including for this purpose Liens which would be Lessor Liens but for the proviso in the definition of Lessor Liens) attributable to it. The Owner Participant agrees to make restitution to the Trust Estate for any actual diminution of the assets of the Trust Estate resulting from any Taxes or Expenses imposed on the Trust Estate against which Lessee is not required to indemnify the Trust Estate pursuant to Section 7 hereof.

                  (i) State Street Bank and Trust Company, in its individual capacity, covenants and agrees that it shall not cause or permit to exist any Lien, arising as a result of (A) claims against the Indenture Trustee not related to its interest in the Aircraft or the administration of the Trust Indenture Estate pursuant to the Trust Indenture, (B) acts of the Indenture Trustee not permitted by, or failure of the Indenture Trustee to take any action required by, the Operative Documents to the extent such acts arise or such failure arises from or constitutes gross negligence or willful misconduct, (C) claims against the Indenture Trustee relating to Taxes or Expenses which are excluded from the indemnification provided by Section 7 pursuant to said Section 7, or (D) claims against the Indenture Trustee arising out of the transfer by the Indenture Trustee of all or any portion of its interest in the Aircraft, the Trust Estate, the Trust Indenture Estate or the Operative Documents other than a transfer of the Aircraft pursuant to Section 9, 10 or 19 of the Lease or Article IV or V of the Trust Indenture or a transfer of the Aircraft pursuant to Section 15 of the Lease while an Event of Default is continuing and prior to the time that the Indenture Trustee has received all amounts due pursuant to the Trust Indenture.

                  (j)      [Intentionally Omitted].

                  (k) Each Loan Participant represents and warrants that the Secured Certificate to be issued to it pursuant to the Trust Indenture is being acquired by it for investment and not with a view to resale or distribution (it being understood that such Loan Participant may pledge or assign as security its interest in each Secured Certificate issued to it), PROVIDED that the disposition of its property shall at all times be and remain within its control, except that the Loan Participants may sell, transfer or otherwise dispose of any Secured Certificate or any portion thereof, or grant participations therein, in a manner which in itself does not require registration under the Securities Act of 1933, as amended.

                  (l) The Indenture Trustee, and by acceptance of the Secured Certificates the Certificate Holders, hereby (i) agree that for purposes of the application of Section 1111(b) of Title 11 of the United States Code or any successor provision or any comparable provisions that the "debtor" in any bankruptcy proceeding involving the assets held or administered pursuant to the Trust Agreement shall be strictly limited to the Trust Estate (excluding the Excluded Payments) and (ii) make (and hereby agree to make), with respect to the Trust Indenture Estate, the election provided for in Section 1111(b)(2) of Title 11 of the United States Code. It is hereby agreed by the Indenture Trustee, and by the acceptance of the Secured Certificates the Certificate Holders hereby agree, that if (i) all or any part of the Trust Estate becomes the property of, or the Owner Participant becomes, a debtor subject to the reorganization provisions of the Bankruptcy Reform Act of 1978 or any successor provision or any comparable proceeding, (ii) pursuant to such reorganization provisions the Owner Trustee (in its individual capacity) or the Owner Participant is required, by reason of the Owner Trustee (in its individual capacity) or the Owner Participant being held to have recourse liability to the holder(s) of the Secured Certificates or to the Indenture Trustee, directly or indirectly (other than the recourse liability of the Owner Participant under this Participation Agreement), to make payment on account of any amount payable as principal or interest on the Secured Certificates and (iii) any holder(s) of the Secured Certificates or the Indenture Trustee actually receives any Excess Payment (as hereinafter defined) which reflects any payment by the Owner Trustee (in its individual capacity) or the Owner Participant on account of (ii) above, then such holder(s) or the Indenture Trustee, as the case may be, shall promptly refund to the Owner Trustee or the Owner Participant (whichever shall have made such payment) such Excess Payment. For purposes of this Section 8(l), "EXCESS Payment" means the amount by which such payment exceeds the amount which would have been received by the holder(s) of the Secured Certificates or the Indenture Trustee if the Owner Trustee (in its individual capacity) or the Owner Participant had not become subject to the recourse liability referred to in (ii) above. Nothing contained in this Section 8(l) shall prevent the holder of a Secured Certificate or the Indenture Trustee from enforcing any personal recourse obligation (and retaining the proceeds thereof) of the Owner Trustee (in its individual capacity) or the Owner Participant under this Agreement or the Trust Indenture (and any exhibits or annexes thereto).

                  (m) State Street Bank and Trust Company represents, warrants and covenants, in its individual capacity, to Lessee, the Guarantor, the Owner Trustee, the Pass Through Trustee, the Subordination Agent, the Liquidity Provider and the Owner Participant as follows:

                  (i) it is a Massachusetts trust company duly incorporated, validly existing and in good standing under the laws of Massachusetts, is a Citizen of the United States (without making use of any voting trust, voting powers agreement or similar arrangement), will notify promptly all parties to this Agreement if in its reasonable opinion its status as a Citizen of the United States (without making use of any voting trust, voting powers agreement or similar arrangement) is likely to change and will resign as Indenture Trustee as provided in Section
         8.02 of the Trust Indenture promptly after it obtains actual knowledge that it has ceased to be such a Citizen of the United States (without making use of a voting trust, voting powers agreement or similar arrangement), and has the full corporate power, authority and legal right under the laws of the Commonwealth of Massachusetts and the United States pertaining to its banking, trust and fiduciary powers to execute and deliver each of this Agreement, the Trust Indenture and each other Operative Document to which it is a party and to carry out its obligations under this Agreement, the Trust Indenture, each other Operative Document to which it is a party and to authenticate the Secured Certificates;

                  (ii) the execution and delivery by the Indenture Trustee of the Indenture Trustee Documents and the authentication of the Secured Certificates and the performance by the Indenture Trustee of its obligations under the Indenture Trustee Documents have been duly authorized by the Indenture Trustee and will not violate its articles of association or bylaws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound;

                  (iii) this Agreement and each of the other Indenture Trustee Documents constitute the legal, valid and binding obligations of the Indenture Trustee enforceable against it in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

                  (iv) there are no pending or, to its knowledge, threatened actions or proceedings against the Indenture Trustee, either in its individual capacity or as Indenture Trustee, before any court or administrative agency which, if determined adversely to it, would materially adversely affect the ability of the Indenture Trustee, in its individual capacity or as Indenture Trustee as the case may be, to perform its obligations under the Operative Documents to which it is a party; and

                  (v) there are no Indenture Trustee's Liens on the Aircraft or any portion of the Trust Estate.

                  (n) The Owner Participant will not, directly or indirectly, sell, assign, convey or otherwise transfer any of its right, title or interest in and to this Agreement, the Trust Estate or the Trust Agreement or any proceeds therefrom to any person or entity, unless (i) the proposed transferee is a "Transferee" (as defined below), (ii) Lessee shall have (1) received an opinion (in form and substance reasonably satisfactory to Lessee) of counsel to the Owner Participant (who shall be reasonably satisfactory to Lessee) to the effect that such transfer will not result in any risk of loss of tax benefits to, or any increase in the tax liability of, Lessee and (2) received from the Owner Participant so seeking to transfer such right, title or interest reasonably satisfactory indemnification for any loss of tax benefits to, and increase in the tax liability of, Lessee, and (iii) the Owner Participant sells, assigns, conveys or otherwise transfers all of its right, title and interest in and to this Agreement, the Trust Estate, the Trust Agreement and the proceeds therefrom to a single entity. A "TRANSFEREE" shall mean either (A) a bank or other financial institution with a combined capital, surplus and undivided profits of at least [$50,000,000 for A319's and 757's] [$75,000,000 for 747's] or a corporation whose tangible net worth is at least [$50,000,000 for A319's and 757's] [$75,000,000 for 747's], exclusive of goodwill, in either case as of the proposed date of such transfer, as determined in accordance with generally accepted accounting principles, or (B) any subsidiary of such a bank, financial institution or corporation, PROVIDED that such bank, financial institution or corporation furnishes to the Owner Trustee, the Indenture Trustee and Lessee a guaranty with respect to the Owner Participant's obligations, in the case of the Owner Trustee, under the Trust Agreement and, in the case of the Indenture Trustee and Lessee, the Owner Participant's obligations hereunder, including but not limited to, under Section 8(c) and
Section 8(h) hereof, in form and substance reasonably satisfactory to Lessee, the Owner Trustee and the Indenture Trustee; PROVIDED, HOWEVER, that any Transferee shall not be an airline, a commercial air carrier, an air freight forwarder, an entity engaged in the business of parcel transport by air or other similar person or a corporation or other entity controlling, controlled by or under common control with such an airline, a commercial air carrier, an air freight forwarder, an entity engaged in the business of parcel transport by air or other similar person. Each such transfer to a Transferee shall be subject to the conditions that (M) upon giving effect to such transfer, the Transferee is a Citizen of the United States (without making use of a voting trust agreement, voting powers agreement or other similar arrangement unless approved by Lessee), and has full power and authority to enter into the transactions contemplated hereby, (N) the Transferee has the requisite power and authority to enter into and carry out the transactions contemplated hereby and such Transferee shall have delivered to Lessee, the Owner Trustee and the Indenture Trustee an opinion of counsel in form and substance reasonably satisfactory to such persons as to the due authorization, delivery, legal, valid and binding effect and enforceability of the agreement or agreements referred to in the next clause with respect to the Transferee and any guaranty provided pursuant to the provisions of this Section 8(n) as to the guarantor, (O) the Transferee enters into an agreement or agreements, in form and substance reasonably satisfactory to the Owner Trustee, Lessee and the Indenture Trustee, whereby the Transferee confirms that it shall be deemed a party to this Agreement and a party to the Trust Agreement and agrees to be bound by all the terms of, and to undertake all of the obligations of the transferor Owner Participant contained in, the Owner Participant Documents (to the extent of the participation so transferred to it) and makes the representations and warranties made by the Owner Participant thereunder, (P) such transfer does not affect registration of the Aircraft under the Federal Aviation Act, or any rules or regulations promulgated thereunder or create a relationship which would be in violation thereof or violate any provision of the Securities Act of 1933, as amended, or any other applicable Federal or state law, (Q) the transferor Owner Participant assumes the risk of any loss of Interest Deductions, Amortization Deductions and MACRS Deductions, the risk of any Inclusion Event (each as defined in the Tax Indemnity Agreement), and the risk of any sales, use, value added or similar tax resulting from such transfer, (R) the transferor Owner Participant pays all of the costs and expenses (including, without limitation, fees and expenses of counsel) incurred in connection with such transfer, including the costs and expenses of the Owner Trustee, the Indenture Trustee, Lessee and the Loan Participants in connection therewith, and (S) the terms of the Operative Documents and the Overall Transaction shall not be altered. Upon any such transfer by the Owner Participant as above provided, the Transferee shall be deemed the Owner Participant for all purposes hereof and of the other Operative Documents and each reference herein to the transferor Owner Participant shall thereafter be deemed for all purposes to be to the Transferee and the transferor Owner Participant shall be relieved of all obligations of the transferor Owner Participant under the Owner Participant Documents arising after the date of such transfer except to the extent fully attributable to or arising out of acts or events occurring prior thereto and not assumed by the Transferee (in each case, to the extent of the participation so transferred). If the Owner Participant intends to transfer any of its interests hereunder, it shall give 30 days prior written notice thereof to the Indenture Trustee, the Owner Trustee and Lessee, specifying the name and address of the proposed Transferee.

                  (o) Notwithstanding the provisions of Section 8(x) hereof, unless waived by the Loan Participants, Lessee shall not be entitled to assume the Secured Certificates on the date for purchase of the Aircraft pursuant to Section 19(d) of the Lease if on such date an Event of Default shall have occurred and be continuing or any condition or event shall exist which, with the passage of time or giving of notice or both, would become such an Event of Default.

                  (p) Wells Fargo Bank Northwest, National Association, and State Street Bank and Trust Company, each in its individual capacity, agrees for the benefit of Lessee to comply with the terms of the Trust Indenture which it is required to comply with in its individual capacity.

                  (q) The Owner Participant represents and warrants that it is not acquiring its interest in the Trust Estate or any interests represented thereby with the assets of any "employee benefit plan" as defined in Section 3(3) of ERISA or of any "plan" within the meaning of Section 4975(e)(1) of the Code. Each Loan Participant agrees that it will not transfer any Secured Certificate (or any part thereof) to any entity (except pursuant to Section 2.14 of the Trust Indenture) unless such entity makes (or is deemed to have made) a representation and warranty as of the date of transfer that either no part of the funds to be used by it for the purchase and holding of such Secured Certificate (or any part thereof) constitutes assets of any "employee benefit plan" or that such purchase and holding will not result in a non-exempt prohibited transaction (under Section 4975 of the Code and Section 406 of ERISA). The Owner Participant agrees that it will not transfer any of its right, title or interest in and to this Agreement, the Trust Estate or the Trust Agreement or any proceeds therefrom to any entity unless such entity makes (or is deemed to have made) a representation and warranty as of the date of transfer that either no part of the funds to be used by it for the purchase of such right, title and interest (or any part thereof) constitutes assets of any "employee benefit plan" or that such transfer will not result in a non-exempt prohibited transaction (under Section 4975 of the Code and Section 406 of ERISA). The Pass Through Trustee agrees that it will not agree to any amendment, modification or waiver of Section 1.01(e)(i) of the Trust Supplement to each Pass Through Trust Agreement specified in Schedule III hereto without the prior written consent of the Owner Participant.

                  (r) Each Participant, the Owner Trustee and the Indenture Trustee agrees for the benefit of the Manufacturer and Lessee that it will not disclose or suffer to be disclosed the terms of the Purchase Agreement to any third party except (A) as may be required by any applicable statute, court or administrative order or decree or governmental ruling or regulation or to any regulatory authorities having official jurisdiction over them, (B) in connection with the financing of the Aircraft and the other transactions contemplated by the Operative Documents (including any transfer of Secured Certificates (including by way of participation or assignment of an interest, PROVIDED such participant or assignee agrees to hold such terms confidential to the same extent as herein provided) or the Owner Participant's beneficial interest in the Trust Estate and any exercise of remedies under the Lease and the Trust Indenture), (C) with the prior written consent of the Manufacturer and Lessee,
(D) to the Owner Trustee's, the Indenture Trustee's and each Participant's counsel or special counsel, independent insurance brokers or other agents who agree to hold such information confidential, or (E) in the case of the Owner Participant and/or the Owner Trustee, it may disclose so much of the Purchase Agreement as has been assigned to the Owner Trustee under the Purchase Agreement Assignment to bona fide potential purchasers of the Aircraft.

                  (s) The Owner Trustee and the Owner Participant severally, not jointly, represent and warrant that none of the funds made available by the Pass Through Trustee pursuant to Section 1 hereof will be used for the purpose of purchasing or carrying any "margin security" as defined in Regulation U of the Board of Governors of the Federal Reserve System or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry such margin security or for any other purpose which might cause the transaction contemplated by this Agreement to constitute a "purpose credit" within the meaning of Regulation X of the Board of Governors of the Federal Reserve System, assuming that the proceeds were and are applied as contemplated by the provisions of this Agreement.

                  (t) Each Loan Participant covenants and agrees that it shall not cause or permit to exist a Loan Participant Lien attributable to it with respect to the Aircraft or any other portion of the Trust Estate. Each Loan Participant agrees that it will promptly, at its own expense, take such other action as may be necessary duly to discharge such Loan Participant Lien attributable to it. Each Loan Participant agrees to make restitution to the Trust Estate for any actual diminution of the assets of the Trust Estate resulting from such Loan Participant Lien attributable to it.

                  (u) State Street Bank and Trust Company, in its individual capacity, covenants and agrees that it shall not cause or permit to exist any Indenture Trustee's Liens with respect to the Trust Indenture Estate or the Trust Estate. State Street Bank and Trust Company, in its individual capacity, agrees that it will promptly, at its own expense, take such action as may be necessary duly to discharge such Indenture Trustee's Liens. State Street Bank and Trust Company, in its individual capacity, agrees to make restitution to the Trust Estate for any actual diminution of the assets of the Trust Indenture Estate or the Trust Estate resulting from such Indenture Trustee's Liens.

                  (v) The Owner Trustee, in its individual capacity (except as provided in clauses (iii) and (vii) below) and (but only as provided in clauses (iii) and (vii) and, to the extent that it relates to the Owner Trustee, clauses (ii), (ix) and (xi) below) as Owner Trustee, represents and warrants to Lessee, the Guarantor, the Pass Through Trustee, the Subordination Agent, the Liquidity Provider and the Owner Participant that:

                  (i) the Owner Trustee, in its individual capacity, is a national banking association duly organized and validly existing in good standing under the laws of the United States, has full corporate power and authority to carry on its business as now conducted, has the corporate power and authority to execute and deliver the Trust Agreement, has the corporate power and authority to carry out the terms of the Trust Agreement, and has (assuming the authorization, execution and delivery of the Trust Agreement by the Owner Participant), as Owner Trustee, and to the extent expressly provided herein or therein, in its individual capacity, the corporate power and authority to execute and deliver and to carry out the terms of this Agreement, the Trust Indenture, the Secured Certificates, the Lease and each other Operative Document (other than the Trust Agreement) to which it is a party;

                  (ii) the Owner Trustee in its trust capacity and, to the extent expressly provided herein, in its individual capacity, has duly authorized, executed and delivered this Agreement, in its individual capacity, has duly authorized, executed and delivered the Trust Agreement and in its trust capacity, except as expressly provided therein, has duly authorized, executed and delivered the other Owner Trustee Documents and (assuming the due authorization, execution and delivery of the Trust Agreement by the Owner Participant) this Agreement and each of the other Owner Trustee Documents constitute the legal, valid and binding obligations of the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, enforceable against it in its individual capacity or as Owner Trustee, as the case may be, in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

                  (iii) assuming the due authorization, execution and delivery of the Trust Agreement by the Owner Participant, the Owner Trustee has duly authorized, and on the Delivery Date shall have duly issued, executed and delivered to the Indenture Trustee for authentication, the Secured Certificates pursuant to the terms and provisions hereof and of the Trust Indenture, and each Secured Certificate on the Delivery Date will constitute the valid and binding obligation of the Owner Trustee and will be entitled to the benefits and security afforded by the Trust Indenture in accordance with the terms of such Secured Certificate and the Trust Indenture;

                  (iv) neither the execution and delivery by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, of any Owner Trustee Document, nor the consummation by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, of any of the transactions contemplated thereby, nor the compliance by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, with any of the terms and provisions thereof, (A) requires or will require any approval of its stockholders, or approval or consent of any trustees or holders of any indebtedness or obligations of it, or (B) violates or will violate its articles of association or bylaws, or contravenes or will contravene any provision of, or constitutes or will constitute a default under, or results or will result in any breach of, or results or will result in the creation of any Lien (other than as permitted under the Operative Documents) upon its property under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sale contract, bank loan or credit agreement, license or other agreement or instrument to which it is a party or by which it is bound, or contravenes or will contravene any law, governmental rule or regulation of the United States of America or the State of Utah governing the trust powers of the Owner Trustee, or any judgment or order applicable to or binding on it;

                  (v) no consent, approval, order or authorization of, giving of notice to, or registration with, or taking of any other action in respect of, any Utah state or local governmental authority or agency or any United States federal governmental authority or agency regulating the trust powers of the Owner Trustee in its individual capacity is required for the execution and delivery of, or the carrying out by, the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, of any of the transactions contemplated hereby or by the Trust Agreement, the Participation Agreement, the Trust Indenture, the Lease or the Secured Certificates, or any other Operative Document to which it is a party or by which it is bound, other than any such consent, approval, order, authorization, registration, notice or action as has been duly obtained, given or taken or which is described in Section 7(a)(iv);

                  (vi) there exists no Lessor Lien (including for this purpose Liens which would be Lessor Liens but for the proviso in the definition of Lessor Liens) attributable to the Owner Trustee, in its individual capacity;

                  (vii) there exists no Lessor Lien (including for this purpose Liens which would be Lessor Liens but for the proviso in the definition of Lessor Liens) attributable to the Owner Trustee, as lessor under the Lease;

                  (viii) there are no Taxes payable by the Owner Trustee, either in its individual capacity or as Owner Trustee, imposed by the State of Utah or any political subdivision thereof in connection with the issuance of the Secured Certificates, or the execution and delivery in its individual capacity or as Owner Trustee, as the case may be, of any of the instruments referred to in clauses (i), (ii), (iii) and (iv) above, that, in each case, would not have been imposed if the Trust Estate were not located in the State of Utah and Wells Fargo Bank Northwest, National Association had not (a) had its principal place of business in, (b) performed (in its individual capacity or as Owner Trustee) any or all of its duties under the Operative Documents in, and
         (c) engaged in any activities unrelated to the transactions contemplated by the Operative Documents in, the State of Utah;

                  (ix) there are no pending or, to its knowledge, threatened actions or proceedings against the Owner Trustee, either in its individual capacity or as Owner Trustee, before any court or administrative agency which, if determined adversely to it, would materially adversely affect the ability of the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, to perform its obligations under any of the instruments referred to in clauses
         (i), (ii), (iii) and (iv) above;

                  (x) both its chief executive office, and the place where its records concerning the Aircraft and all its interests in, to and under all documents relating to the Trust Estate, are located in Salt Lake City, Utah;

                  (xi) the Owner Trustee has not, in its individual capacity or as Owner Trustee, directly or indirectly offered any Secured Certificate or Certificate or any interest in or to the Trust Estate, the Trust Agreement or any similar interest for sale to, or solicited any offer to acquire any of the same from, anyone other than the Pass Through Trustee and the Owner Participant; and the Owner Trustee has not authorized anyone to act on its behalf (it being understood that in arranging and proposing the financing contemplated hereby and agreed to herein by the Owner Trustee, Lessee has not acted as agent of the Owner Trustee) to offer directly or indirectly any Secured Certificate, any Certificate or any interest in and to the Trust Estate, the Trust Agreement or any similar interest for sale to, or to solicit any offer to acquire any of the same from, any Person;

                  (xii) it is a Citizen of the United States (without making use of a voting trust agreement, voting powers agreement or similar arrangements); and

                  (xiii) there has not occurred any event which constitutes (or, to the best of its knowledge would, with the passing of time or the giving of notice or both, constitute) an Event of Default as defined in the Trust Indenture which has been caused by or relates to the Owner Trustee, in its individual capacity, and which is presently continuing.

                  (w)      The Owner Participant covenants and agrees that if
(i) Lessee has elected pursuant to Section 9(a)(2) of the Lease to terminate the Lease by causing the Aircraft to be sold pursuant to Section 9(c) of the Lease and (ii) the Owner Trustee has, pursuant to Section 9(c) of the Lease, given to Lessee written notice of Lessor's election to retain title to the Aircraft and
(iii) the Owner Trustee has failed to make, on or before the Termination Date, any payment required to be made by the Owner Trustee pursuant to Section 9(c) in connection with its retention of title to the Aircraft, the Owner Participant will indemnify Lessee for any losses, damages, costs or expenses of any kind (including any additional rents paid by Lessee and any fees and expenses of lawyers, appraisers, brokers or accountants) incurred as a consequence of such failure by the Owner Trustee. The Owner Participant further covenants and agrees to pay those costs and expenses specified to be paid by the Owner Participant pursuant to EXHIBIT E to the Lease.

                  (x) Each of the Owner Participant, the Owner Trustee, the Indenture Trustee and Lessee covenants and agrees that if Lessee elects to terminate the Lease and purchase the Aircraft pursuant to Section 19(d) of the Lease, then each of the parties will execute and deliver appropriate documentation transferring all right, title and interest in the Aircraft to Lessee (including, without limitation, such bills of sale and other instruments and documents as Lessee shall reasonably request to evidence (on the public record or otherwise) such transfer and the vesting of all right, title and interest in and to the Aircraft in Lessee), and if Lessee, in connection with such purchase, elects to assume the obligations of the Owner Trustee pursuant to the Trust Indenture and the Secured Certificates each of the parties will execute and deliver appropriate documentation permitting Lessee to assume such obligations on the basis of full recourse to Lessee, maintaining the security interest in the Aircraft created by the Trust Indenture, releasing the Owner Participant and the Owner Trustee from all future obligations in respect of the Secured Certificates, the Trust Indenture and all other Operative Documents and all such other actions as are reasonably necessary to permit such assumption by Lessee.

                  Notwithstanding the foregoing, Lessee shall not be entitled to assume the obligations of the Owner Trustee in respect of the Secured Certificates unless Lessee causes to be delivered to the Indenture Trustee (a) an opinion of counsel to the effect that (i) the Lien of the Trust Indenture continues to be a valid and duly perfected first priority security interest in and to the Aircraft, (ii) the Indenture Trustee will be entitled to the benefits of 11 U.S.C. ss.1110; PROVIDED that the opinion required by subclause (ii) need only be given if immediately prior to such assumption the Owner Trustee will have been entitled to the benefits of 11 U.S.C. ss.1110 and (iii) the Pass Through Trusts [(other than the Class D Pass Through Trust) -- option for A319's and 757's] will not be subject to Federal income taxation and the Certificate Holders [(other than the Certificate Holders of the Series D Secured Certificates) -- option for A319's and 757's] will not recognize income, gain or loss for Federal income tax purposes as a result of such assumption and will be subject to Federal income tax in the same amounts, in the same manner, and at the same time as would have been the case if such assumption had not occurred and (b) written confirmation from Moody's Investors Services, Inc. and Standard & Poor's

Ratings Services, a division of the McGraw-Hill Companies, Inc. that such assumption will not result in a withdrawal, suspension or downgrading of the rating of any class of Pass Through Certificates [(other than the Pass Through Certificates issued pursuant to the Class D Pass Through Trust) -- option for A319's and 757's].

                  (y) (A) Lessee will not consolidate with or merge into any other corporation or convey, transfer or lease substantially all of its assets as an entirety to any Person unless:

                  (i) the corporation formed by such consolidation or into which Lessee is merged or the Person which acquires by conveyance, transfer or lease substantially all of the assets of Lessee as an entirety shall be a Certificated Air Carrier;

                  (ii) the corporation formed by such consolidation or into which Lessee is merged or the Person which acquires by conveyance, transfer or lease substantially all of the assets of Lessee as an entirety shall execute and deliver to the Owner Trustee, the Indenture Trustee and the Owner Participant an agreement in form and substance reasonably satisfactory to the Indenture Trustee and the Owner Participant containing an assumption by such successor corporation or Person of the due and punctual performance and observance of each covenant and condition of this Agreement, the Lease, the Purchase Agreement Assignment and the Tax Indemnity Agreement to be performed or observed by Lessee;

                  (iii) immediately after giving effect to such transaction, no Default or Event of Default under the Lease shall have occurred and be continuing; and

                  (iv) Lessee shall have delivered to the Owner Trustee, the Indenture Trustee and the Owner Participant a certificate signed by the President, any Executive Vice President, any Senior Vice President, the Treasurer or any Vice President and by the Secretary or an Assistant Secretary of Lessee, and an opinion of counsel reasonably satisfactory to the Indenture Trustee and the Owner Participant, each stating that such consolidation, merger, conveyance, transfer or lease and the assumption agreement mentioned in clause (ii) above comply with this subparagraph (A) of Section 8(y) and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  Upon any such consolidation or merger or any such conveyance, transfer or lease of substantially all of the assets of Lessee as an entirety in accordance with this subparagraph (A) of Section 8(y), the successor corporation or Person formed by such consolidation or into which Lessee is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, Lessee under this Agreement with the same effect as if such successor corporation or Person had been named as Lessee herein. No such conveyance, transfer or lease of substantially all of the assets of Lessee as an entirety shall have the effect of releasing Lessee or any successor corporation or Person which shall theretofore have become such in the manner prescribed in this subparagraph (A) of Section 8(y) from its liability in respect of any Operative Document to which it is a party.

                  (B) Lessee shall at all times maintain its corporate existence except as permitted by subparagraph (A) of this Section 8(y).

                  (z) Lessee, at its expense, will take, or cause to be taken, such action with respect to the recording, filing, re-recording and refiling of the Lease, the Lease Supplement, the Trust Agreement, the Trust Indenture, the Trust Supplement and any financing statements or other instruments as are necessary to maintain, so long as the Trust Indenture or the Lease is in effect, the perfection of the security interests created by the Trust Indenture and any security interest that may be claimed to have been created by the Lease and the interest of the Owner Trustee in the Aircraft or will furnish to the Owner Trustee and the Indenture Trustee timely notice of the necessity of such action, together with such instruments, in execution form, and such other information as may be required to enable them to take such action. Lessee will notify the Owner Trustee, the Owner Participant and the Indenture Trustee of any change in the location of its chief executive office (as such term is used in Article 9 of the Uniform Commercial Code) or of any change in its jurisdiction of incorporation promptly after making such change or in any event within the period of time necessary under applicable law to prevent the lapse of perfection (absent refiling) of financing statements filed under the Operative Documents.

                  (aa) Section 3 of the Lease contemplates that, under certain circumstances, the Owner Participant will make certain recalculations of Basic Rent, the Special Purchase Price, [the Initial Installment, the Remaining Installments,] Stipulated Loss Value percentages and Termination Value percentages, and the Owner Participant hereby agrees to make such recalculations as and when contemplated by the Lease and subject to all the terms and conditions of the Lease and promptly to take such further actions as may be necessary or desirable to give effect to and to cause the Owner Trustee to give effect to the provisions of Section 3 of the Lease.

                  (bb) The Owner Participant hereby agrees with Lessee that it will pay, or cause to be paid, all costs and expenses that are for the account of the Owner Trustee pursuant to Section 5(d) of the Lease.

                  (cc) Each Loan Participant hereby represents, warrants and agrees that it shall not transfer any interest in any Secured Certificate unless and until the transferee agrees in writing (copies of which shall be provided by the Indenture Trustee to Lessee, the Owner Trustee and the Owner Participant) to make the representations contemplated to be made by a Loan Participant in this Agreement and to be bound by the terms of this Agreement and the Trust Indenture (including, without limitation, the representations and covenants set forth in Sections 8(e), 8(k), 8(l), 8(q), and 8(t) hereof and this Section 8(cc) and Sections 2.03, 2.14 and 4.03 of the Trust Indenture).

                  (dd) The Pass Through Trustee represents and warrants to Lessee, the Guarantor, the Indenture Trustee, the Subordination Agent, the Liquidity Provider, the Owner Participant and the Owner Trustee, in its capacity as such and in its individual capacity, as follows:

                  (i) the Pass Through Trustee is a duly organized national banking association, validly existing and in good standing with the Comptroller of the Currency under the laws of the United States, has the full power, authority and legal right under the laws of the United States pertaining to its banking, trust and fiduciary powers to execute and deliver each of the Pass Through Trust Agreements, the Intercreditor Agreement and this Agreement and to perform its obligations under the Pass Through Trust Agreements, the Intercreditor Agreement and this Agreement, and has its chief executive office located in Hartford, Connecticut;

                  (ii) this Agreement, each of the Pass Through Trust Agreements and the Intercreditor Agreement have been duly authorized, executed and delivered by the Pass Through Trustee; this Agreement, each of the Pass Through Trust Agreements and the Intercreditor Agreement constitute the legal, valid and binding obligations of the Pass Through Trustee enforceable against it in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

                  (iii) none of the execution, delivery and performance by the Pass Through Trustee of any of the Pass Through Trust Agreements, the Intercreditor Agreement or this Agreement, the purchase by the Pass Through Trustee of the Secured Certificates pursuant to this Agreement, or the issuance of the Certificates pursuant to the Pass Through Trust Agreements, contravenes any law, rule or regulation of the State of Connecticut or any United States governmental authority or agency regulating the Pass Through Trustee's banking, trust or fiduciary powers or any judgment or order applicable to or binding on the Pass Through Trustee and does not contravene or result in any breach of, or constitute a default under, the Pass Through Trustee's articles of association or bylaws or any agreement or instrument to which the Pass Through Trustee is a party or by which it or any of its properties may be bound;

                  (iv) neither the execution and delivery by the Pass Through Trustee of any of the Pass Through Trust Agreements, the Intercreditor Agreement or this Agreement, nor the consummation by the Pass Through Trustee of any of the transactions contemplated hereby or thereby, requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any Connecticut governmental authority or agency or any federal governmental authority or agency regulating the Pass Through Trustee's banking, trust or fiduciary powers;

                  (v) there are no Taxes payable by the Pass Through Trustee imposed by the State of Connecticut or any political subdivision or taxing authority thereof in connection with the execution, delivery and performance by the Pass Through Trustee of this Agreement, any of the Pass Through Trust Agreements or the Intercreditor Agreement (other than franchise or other taxes based on or measured by any fees or compensation received by the Pass Through Trustee for services rendered in connection with the transactions contemplated by any of the Pass Through Trust Agreements), and there are no Taxes payable by the Pass Through Trustee imposed by the State of Connecticut or any political subdivision thereof in connection with the acquisition, possession or ownership by the Pass Through Trustee of any of the Secured Certificates (other than franchise or other taxes based on or measured by any fees or compensation received by the Pass Through Trustee for services rendered in connection with the transactions contemplated by any of the Pass Through Trust Agreements), and, assuming that for federal income tax purposes the trusts created by the Pass Through Trust Agreements will not be taxable as corporations, but rather, each will be characterized as a grantor trust under subpart E, Part I, of Subchapter J of the Code or as a partnership, such trusts will not be subject to any Taxes imposed by the State of Connecticut or any political subdivision thereof;

                  (vi) there are no pending or threatened actions or proceedings against the Pass Through Trustee before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the Pass Through Trustee to perform its obligations under this Agreement, the Intercreditor Agreement or any Pass Through Trust Agreement;

                  (vii) except for the issue and sale of the Certificates, the Pass Through Trustee has not directly or indirectly offered any Secured Certificate for sale to any Person or solicited any offer to acquire any Secured Certificates from any Person, nor has the Pass Through Trustee authorized anyone to act on its behalf to offer directly or indirectly any Secured Certificate for sale to any Person, or to solicit any offer to acquire any Secured Certificate from any Person; and the Pass Through Trustee is not in default under any Pass Through Trust Agreement; and

                  (viii) the Pass Through Trustee [(other than the Class D Trustee) -- option for A319's and 757's] is not directly or indirectly controlling, controlled by or under common control with the Owner Participant, the Owner Trustee, any Underwriter, Lessee or the Guarantor.

                  (ee) The Subordination Agent represents and warrants to Lessee, the Guarantor, the Indenture Trustee, the Pass Through Trustee, the Liquidity Provider, the Owner Participant and the Owner Trustee, in its capacity as such and in its individual capacity, as follows:

                  (i) the Subordination Agent is duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has the full corporate power, authority and legal right under the laws of the Commonwealth of Massachusetts and the United States pertaining to its banking, trust and fiduciary powers to execute and deliver each of the Liquidity Facilities, the Intercreditor Agreement and this Agreement and to perform its obligations under this Agreement, the Liquidity Facilities and the Intercreditor Agreement;

                  (ii) this Agreement, each of the Liquidity Facilities and the Intercreditor Agreement have been duly authorized, executed and delivered by the Subordination Agent; this Agreement, each of the Liquidity Facilities and the Intercreditor Agreement constitute the legal, valid and binding obligations of the Subordination Agent enforceable against it in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

                  (iii) none of the execution, delivery and performance by the Subordination Agent of each of the Liquidity Facilities, the Intercreditor Agreement or this Agreement contravenes any law, rule or regulation of the Commonwealth of Massachusetts or any United States governmental authority or agency regulating the Subordination Agent's banking, trust or fiduciary powers or any judgment or order applicable to or binding on the Subordination Agent and do not contravene or result in any breach of, or constitute a default under, the Subordination Agent's articles of association or bylaws or any agreement or instrument to which the Subordination Agent is a party or by which it or any of its properties may be bound;

                  (iv) neither the execution and delivery by the Subordination Agent of any of the Liquidity Facilities, the Intercreditor Agreement or this Agreement nor the consummation by the Subordination Agent of any of the transactions contemplated hereby or thereby requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any Massachusetts governmental authority or agency or any federal governmental authority or agency regulating the Subordination Agent's banking, trust or fiduciary powers;

                  (v) there are no Taxes payable by the Subordination Agent imposed by the Commonwealth of Massachusetts or any political subdivision or taxing authority thereof in connection with the execution, delivery and performance by the Subordination Agent of this Agreement, any of the Liquidity Facilities or the Intercreditor Agreement (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or any of the Liquidity Facilities), and there are no Taxes payable by the Subordination Agent imposed by the Commonwealth of Massachusetts or any political subdivision thereof in connection with the acquisition, possession or ownership by the Subordination Agent of any of the Secured Certificates (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or any of the Liquidity Facilities);

                  (vi) there are no pending or threatened actions or proceedings against the Subordination Agent before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the Subordination Agent to perform its obligations under this Agreement, the Intercreditor Agreement or any Liquidity Facility;

                  (vii) the Subordination Agent has not directly or indirectly offered any Secured Certificate for sale to any Person or solicited any offer to acquire any Secured Certificates from any Person, nor has the Subordination Agent authorized anyone to act on its behalf to offer directly or indirectly any Secured Certificate for sale to any Person, or to solicit any offer to acquire any Secured Certificate from any Person; and the Subordination Agent is not in default under any Liquidity Facility; and

                  (viii) the Subordination Agent is not directly or indirectly controlling, controlled by or under common control with the Owner Participant, the Owner Trustee, any Underwriter, Lessee or the Guarantor.

                  (ff) Each of Lessee, the Owner Participant, the Owner Trustee, the Indenture Trustee, the Pass Through Trustee and the Subordination Agent covenant that until the Series A1 Secured Certificates (as such term is defined in the Trust Indenture) and the Series A2 Secured Certificates (as such term is defined in the Trust Indenture) have been paid in full, it shall not file an involuntary bankruptcy petition or initiate any other form of insolvency proceeding against the respective Pass Through Trust holding such Secured Certificates.

                  SECTION 9. RELIANCE OF LIQUIDITY PROVIDER. Each of the parties hereto agrees and acknowledges that the Liquidity Provider shall be a third party beneficiary of each of the representations and warranties made herein by such party, and that the Liquidity Provider may rely on such representations and warranties to the same extent as if such representations and warranties were made to the Liquidity Provider directly. Lessee agrees and acknowledges that the Liquidity Provider shall be a third party beneficiary of the indemnities contained in Section 7(c) hereof and may rely on such indemnities to the same extent as if such indemnities were made to the Liquidity Provider directly.

                  SECTION 10. OTHER DOCUMENTS. Each of the Owner Participant and the Owner Trustee hereby (A) agrees with Lessee and the Loan Participants to comply with all of the terms of the Trust Agreement (as the same may hereafter be amended or supplemented from time to time in accordance with the terms thereof) applicable to it; (B) agrees with Lessee and the Indenture Trustee not to amend, supplement or otherwise modify any provision of the Trust Agreement in a manner adversely affecting such party without the prior written consent of such party; and (C) agrees with Lessee and the Loan Participants not to revoke the Trust Agreement without the prior written consent of Lessee (so long as the Lease remains in effect) and the Indenture Trustee (so long as the Lien of the Trust Indenture remains in effect or there are any Secured Certificates outstanding). Notwithstanding the foregoing, so long as the Lease has not been terminated, the Indenture Trustee and the Owner Trustee hereby agree for the benefit of Lessee that without the consent of Lessee they will not (i) amend or modify Article III or IX of the Trust Indenture, (ii) make any amendment which will affect the stated principal amount or interest on the Secured Certificates or (iii) amend or modify the provisions of Sections 2.05 or 10.14 of the Trust Indenture. The Indenture Trustee and the Owner Trustee agree to promptly furnish to Lessee copies of any supplement, amendment, waiver or modification of any of the Operative Documents to which Lessee is not a party. Notwithstanding anything to the contrary contained herein, in the Trust Agreement or in any other Operative Document, the Owner Participant will not consent to or direct a change in the situs of the Trust Estate without the prior written consent of Lessee. Each Loan Participant agrees that it will not take any action in respect of the Trust Indenture Estate except through the Indenture Trustee pursuant to the Trust Indenture or as otherwise permitted by the Trust Indenture.

                  SECTION 11. CERTAIN COVENANTS OF LESSEE. Lessee covenants and agrees with each of the Loan Participants, the Owner Participant, the Indenture Trustee and the Owner Trustee, in its capacity as such and in its individual capacity as follows:

                  (a) Lessee will cause to be done, executed, acknowledged and delivered all and every such further acts, conveyances and assurances as the Owner Trustee, the Indenture Trustee or the Owner Participant shall reasonably require for accomplishing the purposes of this Agreement and the other Operative Documents; PROVIDED that any instrument or other document so executed by Lessee will not expand any obligations or limit any rights of Lessee in respect of the transactions contemplated by any Operative Documents. Lessee, forthwith upon delivery of the Aircraft under the Lease, shall cause the Aircraft to be duly registered, and at all times thereafter to remain duly registered, in the name of the Owner Trustee, except as otherwise required or permitted hereunder or under the Lease, under the Federal Aviation Act, or shall furnish to the Owner Trustee such information as may be required to enable the Owner Trustee to make application for such registration, and shall promptly furnish to the Owner Trustee such information as may be required to enable the Owner Trustee to timely file any reports required to be filed by it as the lessor under the Lease or as the owner of the Aircraft with any governmental authority.

                  (b) Lessee will cause the Lease, all Lease Supplements, all amendments to the Lease, the Trust Indenture, all supplements and amendments to the Trust Indenture and this Agreement to be promptly filed and recorded, or filed for recording, to the extent permitted under the Federal Aviation Act, or required under any other applicable law. Upon the execution and delivery of the FAA Bill of Sale, the Lease, the Lease Supplement covering the Aircraft, the Trust Supplement and the Trust Indenture shall be filed for recording with the Federal Aviation Administration in the following order of priority; FIRST, the FAA Bill of Sale, SECOND, the Lease, with the Lease Supplement covering the Aircraft, the Trust Indenture and the Trust Supplement attached, and THIRD, the Trust Indenture, with the Trust Supplement attached.

                  SECTION 12. OWNER FOR FEDERAL TAX PURPOSES. It is hereby agreed among Lessee, the Owner Participant and the Owner Trustee that for Federal income tax purposes the Owner Participant will be the owner of the Aircraft to be delivered under the Lease and Lessee will be the lessee thereof, and each party hereto agrees to characterize the Lease as a lease for Federal income tax purposes.

                  SECTION 13. CERTAIN DEFINITIONS; NOTICES; CONSENT TO JURISDICTION. (a) Except as otherwise defined in this Agreement, terms used herein in capitalized form shall have the meanings attributed thereto in the Lease. The term "TRUST OFFICE" shall have the meaning set forth in the Trust Agreement. Unless the context otherwise requires, any reference herein to any of the Operative Documents refers to such document as it may be amended from time to time.

                  (b) All notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto or to the Guarantor shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, or by telecopier, or by prepaid courier service, and shall be deemed to be given for purposes of this Agreement on the day that such writing is delivered or sent to the intended recipient thereof in accordance with the provisions of this Section 13(b). Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 13(b), notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective telecopier numbers) as follows: (A) if to Lessee, the Guarantor, the Owner Trustee, the Pass Through Trustee, the Subordination Agent, the Indenture Trustee or the Owner Participant, to the respective addresses set forth below the signatures of such parties at the foot of this Agreement, or (B) if to a subsequent Owner Participant, addressed to such subsequent Owner Participant at such address as such subsequent Owner Participant shall have furnished by notice to the parties hereto, or (C) if to any subsequent Certificate Holder, addressed to such Certificate Holder at its address set forth in the Secured Certificate register maintained pursuant to
Section 2.07 of the Trust Indenture.

                  (c) Each of the parties hereto (A) hereby irrevocably submits itself to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and to the non-exclusive jurisdiction of the Supreme Court of the State of New York, New York County, for the purposes of any suit, action or other proceeding arising out of this Agreement, the Lease, the Tax Indemnity Agreement or any other Operative Document, the subject matter of any thereof or any of the transactions contemplated hereby or thereby brought by any party or parties thereto, or their successors or assigns, and (B) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper, or that this Agreement, the Lease, the Tax Indemnity Agreement or any other Operative Document or the subject matter of any thereof or any of the transactions contemplated hereby or thereby may not be enforced in or by such courts. Lessee hereby generally consents to service of process at Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038,
Attention: Managing Attorney, or such office of Lessee in New York City as from time to time may be designated by Lessee in writing to the Owner Participant, the Owner Trustee and the Indenture Trustee.

                  SECTION 14. CHANGE OF SITUS OF OWNER TRUST. The Owner Participant agrees that if, at any time, the Trust Estate becomes subject to any Taxes for which it is indemnified pursuant to Section 7(b) hereof and if, as a consequence thereof, Lessee should request that the situs of the trust be moved to another state in the United States from the state in which it is then located, the situs of the trust may be moved with the written consent of the Owner Participant (which consent shall not be unreasonably withheld) and the Owner Participant will take whatever action may be reasonably necessary to accomplish such removal; PROVIDED that (A) Lessee shall provide such additional tax indemnification as the Owner Participant and the Indenture Trustee may reasonably request, (B) the rights and obligations under the Operative Documents of the Owner Participant and the Indenture Trustee shall not be altered as a result of the taking of such action, (C) the lien of the Trust Indenture on the Trust Indenture Estate shall not be adversely affected by such action, (D) the Owner Participant and the Indenture Trustee shall have received an opinion or opinions of counsel (satisfactory to the Owner Participant and the Indenture Trustee), in scope, form and substance satisfactory to the Owner Participant and the Indenture Trustee to the effect that (I) the trust, as thus removed, shall remain a validly established trust, (II) any amendments to the Trust Agreement necessitated by such removal shall have been duly authorized, executed and delivered by the parties thereto and shall constitute the valid and binding obligations of such parties, enforceable in accordance with their terms, (III) such removal will not result in the imposition of, or increase in the amount of, any Tax for which Lessee is not required to indemnify the Owner Participant, the Indenture Trustee, the Owner Trustee or the Trust Estate pursuant to Section 7(b) hereof (taking into account any additional indemnification provided by Lessee pursuant to clause (A) of this sentence), and (IV) such removal will not result in any loss of Interest Deductions or MACRS Deductions or an Inclusion Event (as defined in the Tax Indemnity Agreement) with respect to which Lessee is not required to indemnify the Owner Participant pursuant to Section 4 of the Tax Indemnity Agreement (taking into account any additional indemnification provided by Lessee pursuant to clause (A) of this sentence), (E) if such removal involves the replacement of the Owner Trustee, the Indenture Trustee and the Owner Participant shall have received an opinion of counsel to such successor Owner Trustee in form and substance reasonably satisfactory to the Indenture Trustee and to the Owner Participant covering the matters described in the opinion delivered pursuant to Section 4(a)(xiii) hereof and such other matters as the Indenture Trustee and the Owner Participant may reasonably request, and
(F) Lessee shall indemnify and hold harmless the Owner Participant and the Indenture Trustee on a net after-tax basis against any and all reasonable and actual costs and expenses including reasonable counsel fees and disbursements, registration fees, recording or filing fees and taxes incurred by the Owner Trustee, the Owner Participant and the Indenture Trustee in connection with such change of situs.

                  SECTION 15. MISCELLANEOUS. (a) The Owner Participant covenants and agrees that it shall not unreasonably withhold its consent to any consent requested of the Owner Trustee, as Lessor, under the terms of the Lease which by its terms is not to be unreasonably withheld by the Owner Trustee, as Lessor.

                  (b) The representations, warranties, indemnities and agreements of Lessee, the Guarantor, the Owner Trustee, the Indenture Trustee, the Subordination Agent, the Pass Through Trustee and the Owner Participant provided for in this Agreement, and Lessee's, the Guarantor's, the Owner Trustee's, the Indenture Trustee's, the Subordination Agent's, the Pass Through Trustee's and the Owner Participant's obligations under any and all thereof, shall survive the making available of the respective Commitments by the Pass Through Trustee and the Owner Participant, the delivery or return of the Aircraft, the transfer of any interest of the Owner Participant in the Trust Estate or the Aircraft or any Engine or the transfer of any interest by any Loan Participant in any Secured Certificate or the Trust Indenture Estate and the expiration or other termination of this Agreement or any other Operative Document.

                  (c) This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified, except by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought; and no such termination, amendment, supplement, waiver or modification shall be effective unless a signed copy thereof shall have been delivered to the Indenture Trustee and the Owner Trustee. The terms of this Agreement shall be binding upon, and inure to the benefit of, Lessee and, subject to the terms of this Agreement, its successors and permitted assigns, the Guarantor, the Pass Through Trustee and its successors as Pass Through Trustee (and any additional trustee appointed) under any of the Pass Through Trust Agreements, the Owner Participant and, subject to the terms of this

Agreement, its successors and permitted assigns, each Certificate Holder and its successors and registered assigns, the Indenture Trustee and its successors as Indenture Trustee under the Trust Indenture and the Owner Trustee and its successors as Owner Trustee under the Trust Agreement. The terms of this Agreement shall inure to the benefit of the Liquidity Provider, its successors and permitted assigns. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK.

                  (d) The parties hereto agree that all of the statements, representations, covenants and agreements made by the Owner Trustee (when made in such capacity) contained in this Agreement and any agreement referred to herein other than the Trust Agreement, unless expressly otherwise stated, are made and intended only for the purpose of binding the Trust Estate and establishing the existence of rights and remedies which can be exercised and enforced against the Trust Estate. Therefore, anything contained in this Agreement or such other agreements to the contrary notwithstanding (except for any express provisions that the Owner Trustee is responsible for in its individual capacity), no recourse shall be had with respect to this Agreement or such other agreements against the Owner Trustee in its individual capacity or against any institution or person which becomes a successor trustee or co-trustee or any officer, director, trustee, servant or direct or indirect parent or controlling person or persons of any of them; PROVIDED, HOWEVER, that this Section 15(d) shall not be construed to prohibit any action or proceeding against any party hereto for its own willful misconduct or grossly negligent conduct for which it would otherwise be liable; and PROVIDED, FURTHER, that nothing contained in this Section 15(d) shall be construed to limit the exercise and enforcement in accordance with the terms of this Agreement or such other agreements of rights and remedies against the Trust Estate. The foregoing provisions of this Section 15(d) shall survive the termination of this Agreement and the other Operative Documents.

                  (e) It is the intention of the parties hereto that the Owner Trustee, as Lessor under the Lease, and the Indenture Trustee, as assignee of such Owner Trustee's rights under the Lease pursuant to the Trust Indenture, will be entitled to the benefits of 11 U.S.C. ss. 1110 in the event of any reorganization of Lessee under Chapter 11 of the Bankruptcy Code.

                  SECTION 16. EXPENSES. (a) Invoices and Payment. Each of the parties hereto shall promptly submit to the Owner Trustee and Lessee for their prompt approval (which shall not be unreasonably withheld) copies of invoices in reasonable detail of the Transaction Expenses for which it is responsible for providing information as they are received (but in no event later than [________________]). The Owner Participant agrees to transfer to the Owner Trustee promptly but in any event no later than [______________] such amount as shall be necessary in order to enable the Owner Trustee to pay Transaction Expenses. To the extent of funds received by it, the Owner Trustee agrees to pay all invoices of Transaction Expenses that have been approved by it and Lessee promptly upon receipt thereof. Notwithstanding the foregoing, to the extent that Transaction Expenses exceed [___]% of Lessor's Cost, Lessee at its sole option shall have the right to pay directly any or all Transaction Expenses which are in excess of [____]% of Lessor's Cost.

                  (b) PAYMENT OF OTHER EXPENSES. In the event that the transaction contemplated by this Participation Agreement fails to close as a result of the Owner Participant's failure to negotiate in good faith or to comply with the terms and conditions upon which its participation in the transaction was predicated, the Owner Participant will be responsible for all of its fees and expenses, including but not limited to the fees, expenses and disbursements of its special counsel.

                  SECTION 17.         REFINANCINGS.

                  (a) So long as no Event of Default shall have occurred and be continuing, Lessee shall have the right to refinance all (but not less than all) of the Secured Certificates no more than three times by giving written notice to the Owner Participant and the Owner Trustee that there be effected a voluntary redemption of the Secured Certificates by the Owner Trustee, whereupon the Owner Participant agrees to negotiate promptly in good faith to conclude an agreement with Lessee as to the terms of such refinancing operation (including the terms of any debt to be issued in connection with such refinancing); PROVIDED that no such refinancing shall require an increase in the amount of the Owner Participant's investment in the beneficial ownership of the Aircraft.

                  Upon such agreement:

                  (1) within ten Business Days after the reaching of such agreement, the Owner Participant will deliver to Lessee a certificate of an authorized representative of the Owner Participant (the "REFINANCING CERTIFICATE") setting forth (i) the proposed date on which the outstanding Secured Certificates will be redeemed, any new debt will be issued and the other aspects of such refinancing will be consummated (such date, the "REFINANCING DATE") and (ii) the following information calculated pursuant to the provisions of paragraph (6) of this Section 17(a): (A) subject to the limitations set forth in this Section 17, the proposed adjusted debt/equity ratio, (B) the principal amount of debt to be issued by the Owner Trustee on the Refinancing Date, (C) the amount, if any, by which the Owner Participant's aggregate investment in the beneficial interest in the Aircraft is to be decreased and (D) the proposed revised schedules of Basic Rent percentages, debt amortization, Special Purchase Price, [Initial Installment, Remaining Installments,] Stipulated Loss Value percentages and Termination Value percentages. The Refinancing Certificate shall not provide for a debt/equity ratio of more than 4:1. Within fourteen days of its receipt of the Refinancing Certificate, Lessee may demand a verification pursuant to EXHIBIT E to the Lease of the information set forth in the Refinancing Certificate. Upon the acceptance by Lessee of the accuracy of the information set forth in the Refinancing Certificate (or the determination pursuant to such verification procedures), as to the debt/equity ratio, the principal amount of debt to be issued by the Owner Trustee on the Refinancing Date and the revised Basic Rent percentages, debt amortization, Special Purchase Price, [Initial Installment, Remaining Installments,] Stipulated Loss Value percentages and Termination Value percentages (such information, whether as set forth or as so determined, the "REFINANCING INFORMATION") the appropriate parties will take the actions specified in paragraphs (2) through (5) below;

                  (2) the appropriate parties will enter into appropriate documentation (which may involve an underwriting agreement in connection with such sale) with the institution or institutions to be named therein providing for (i) the issuance and sale by the Owner Trustee to such institution or institutions on the Refinancing Date of debt securities in an aggregate principal amount specified in the Refinancing Information which amount shall be equal to the aggregate principal amount of all Secured Certificates outstanding on the Refinancing Date (such debt securities, the "NEW DEBT") except that the principal amount of New Debt may exceed the principal amount of all outstanding Secured Certificates in connection with the first refinancing under this Section 17, (ii) the application of the proceeds of the sale of the New Debt to the redemption of all such Secured Certificates on the Refinancing Date and (iii) the payment of the excess, if any, of such proceeds over the amounts necessary to effect such redemption to the Owner Trustee;

                  (3) Lessee shall give the notice to the Indenture Trustee pursuant to Section 2.11 of the Trust Indenture, and Lessee and the Owner Trustee will amend the Lease to provide that (i) Basic Rent payable in respect of the period from and after the Refinancing Date shall be as provided in the Refinancing Information and (ii) amounts payable in respect of the Special Purchase Price, [Initial Installment, Remaining Installments,] Stipulated Loss Value and Termination Value from and after the Refinancing Date shall be as provided in the Refinancing Information;

                  (4) the Owner Trustee will enter into an agreement to provide for the securing thereunder of the New Debt in like manner as the Secured Certificates and will enter into such amendments and supplements to the Trust Indenture (or such new indenture or other security agreement) as may be necessary to effect such refinancing;

                  (5) the Owner Participant shall pay all of the expenses (other than those of Lessee) of such refinancing (including, but not limited to, the fees, expenses and disbursements of counsel and any placement or underwriting fees) and such expenses shall be treated as Transaction Expenses; and

                  (6) when calculating any of the information required to be set forth in a Refinancing Certificate, the Owner Participant shall make such calculations in a manner which (A) maintains the Owner Participant's Net Economic Return (except to the extent the assumptions referred to in the definition of "Net Economic Return" have been altered since the Delivery Date in connection with an adjustment to Rents pursuant to Section 3(d) of the Lease or such assumptions are the subject of the recalculations being conducted by the Owner Participant), and (B) minimizes the Net Present Value of Rents to Lessee to the extent possible consistent with clause (A).

                  (b) The Secured Certificates shall not be subject to voluntary redemption by the Owner Trustee without the consent of Lessee except as set forth in Section 2.14 of the Trust Indenture.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                         NORTHWEST AIRLINES, INC.,
                             LESSEE


                         By:
                             ---------------------------------------------------
                             Name:
                             Title:
                         Address:     U.S.  MAIL
                                      ----------
                                      5101 Northwest Drive (A4010)
                                      St.  Paul, Minnesota 55111-3034

                                      OVERNIGHT COURIER
                                      -----------------
                                      2700 Lone Oak Parkway (A4010)
                                      Eagan, Minnesota 55121
                         Attn:        Treasurer
                         Telecopy No.:  (612) 726-0665


                         NORTHWEST AIRLINES CORPORATION,
                             GUARANTOR


                         By:
                             ---------------------------------------------------
                             Name:
                             Title:
                         Address:     U.S.  MAIL
                                      ----------
                                      5101 Northwest Drive (A4010)
                                      St.  Paul, Minnesota 55111-3034

                                      OVERNIGHT COURIER
                                      -----------------
                                      2700 Lone Oak Parkway (A4010)
                                      Eagan, Minnesota 55121
                         Attn:        Treasurer
                         Telecopy No.:  (612) 726-0665




                               - Signature Page -

                        [--------------------------],
                        OWNER PARTICIPANT


                        By:
                            ----------------------------------------------------
                            Name:
                            Title:
                        Address:
                        Attn:
                        Telecopy No.:


                        State Street Bank and
                        Trust Company,
                        INDENTURE TRUSTEE


                        By:
                            ----------------------------------------------------
                            Name:
                            Title:
                        Address:     U.S. MAIL
                                     ---------
                                     Corporate Trust Department
                                     P.O. Box 778
                                     Boston, Massachusetts 02102-0778

                                     OVERNIGHT COURIER
                                     Corporate Trust Department
                                     2 Avenue de Lafayette
                                     Boston, Massachusetts  02111-1724
                        Telecopy No.:  (617) 662-1462


                        WELLS FARGO BANK NORTHWEST,
                        NATIONAL ASSOCIATION, not in
                        its individual capacity,
                        except as expressly provided
                        herein, but solely as Owner
                        Trustee,
                        OWNER TRUSTEE


                        By:
                            ---------------------------------------------------
                            Name:
                            Title:
                        Address:     MAC: U1254-031
                                     79 South Main Street
                                     Salt Lake City, Utah 84111
                        Attn:        Corporate Trust Department
                        Telecopy No.:  (801) 246-5053




                               - Signature Page -

                        STATE STREET BANK AND TRUST
                        COMPANY OF CONNECTICUT,
                        NATIONAL ASSOCIATION, not in
                        its individual capacity,
                        except as otherwise provided
                        herein, but solely as Pass
                        Through Trustee, PASS
                        THROUGH TRUSTEE


                        By:
                            ----------------------------------------------------
                            Name:
                            Title:
                            Address:     225 Asylum Street, Goodwin Square
                                         Hartford, CT  06103
                            Attn:        Corporate/Muni Department
                            Telecopy No.:  (860) 244-1889


                        STATE STREET BANK AND TRUST
                        COMPANY, not in its
                        individual capacity, except
                        as otherwise provided
                        herein, but solely as
                        Subordination Agent,
                        SUBORDINATION AGENT


                        By:
                            ---------------------------------------------------
                            Name:
                            Title:
                            Address:     U.S. MAIL
                                         ---------
                                         Corporate Trust Department
                                         P.O. Box 778
                                         Boston, Massachusetts 02102-0778

                                         OVERNIGHT COURIER
                                         Corporate Trust Department
                                         2 Avenue de Lafayette
                                         Boston, Massachusetts  02111-1724
                        Telecopy No.:  (617) 662-1462


                               - Signature Page -

                                   SCHEDULE I
                               NAMES AND ADDRESSES
                               -------------------

Lessee:                                 Northwest Airlines, Inc.

                                        U.S.  MAIL
                                        ----------
                                        5101 Northwest Drive (A4010)
                                        St.  Paul, Minnesota 55111-3034

                                        OVERNIGHT COURIER
                                        -----------------
                                        2700 Lone Oak Parkway (A4010)
                                        Eagan, Minnesota 55121
                                        Attn:  Treasurer
                                        Telecopy No.:  (612) 726-0665

                                        WIRE TRANSFER

                                        USBank, Minneapolis
                                        ABA No.  091000022
                                        Acct.  No.  150250099440

Owner Participant:                      [__________________________]
                                        Attn: __________________________________
                                        Telecopy No.:___________________________

                                        with a copy to:

                                        [Address]
                                        Attn: __________________________________
                                        Telecopy No.: __________________________

                                        Payments made to the Owner Participant
                                        as provided in Section 3.06 of the Trust
                                        Indenture shall be made to:

                                        [Bank]
                                        [Address]
                                        ABA No. ________________________________
                                        Account No. ____________________________
                                        Account Name: __________________________
                                        Reference: _____________________________



                               SCHEDULE I - PAGE 1

Indenture Trustee:                      State Street Bank and Trust Company

                                        U.S. MAIL
                                        ----------
                                        Corporate Trust Department
                                        P.O. Box 778
                                        Boston, Massachusetts 02102-0778

                                        OVERNIGHT COURIER
                                        -----------------
                                        Corporate Trust Department
                                        2 Avenue de Lafayette
                                        Boston, Massachusetts  02111-1724
                                        Telecopy No.:  (617) 662-1462

                                        WIRE TRANSFER
                                        -------------

                                        State Street Bank and Trust Company
                                        ABA No. 011-000-028
                                        for credit to State Street Bank and
                                        Trust Company
                                        Acct. No. 9903-990-1
                                        Attn: Corporate Trust Department
                                        Reference: Northwest/NW [____ _]

Owner Trustee:                          Wells Fargo Bank Northwest, National
                                        Association
                                        MAC: U1254-031
                                        79 South Main Street Salt Lake City,
                                        Utah 84111
                                        Attn: Corporate Trust Department
                                        Telecopy No.: (801) 246-5053

                                        Payments made to the Owner Trustee as
                                        provided in Section 3(f) of the Lease
                                        shall be made to:

                                        Wells Fargo Bank Northwest, National
                                        Association
                                        ABA No. 121-0002-48
                                        Acct. No. 051-0922115
                                        Attn: Corporate Trust Department
                                        Credit: Northwest/NW [____ _]

Loan Participant:                       State Street Bank and Trust Company of
                                        Connecticut, National Association
                                        225 Asylum Street, Goodwin Square
                                        Hartford, CT 06103
                                        Attn: Corporate/Muni Department
                                        Telecopy No.: (860) 244-1889


                               SCHEDULE I - PAGE 2

Subordination Agent:                    State Street Bank and Trust Company

                                        U.S. MAIL
                                        ---------
                                        Corporate Trust Department
                                        P.O. Box 778
                                        Boston, Massachusetts 02102-0778

                                        OVERNIGHT COURIER
                                        Corporate Trust Department
                                        2 Avenue de Lafayette
                                        Boston, Massachusetts  02111-1724
                                        Telecopy No.:  (617) 662-1462



                               SCHEDULE I - PAGE 3

                                   SCHEDULE II
                                   COMMITMENTS



                                    INTEREST RATE                                              PERCENTAGE OF
    PURCHASERS                      AND MATURITY                   PURCHASE PRICE              LESSOR'S COST
    ----------                      -------------                  --------------              -------------


Northwest Airlines
Pass Through Trust

    20011A-1                  7.041% Series A-1 Secured            $[___________]             [___________]%
                              Certificates due [___________]

    20011A-2                  6.841% Series A-2 Secured            $[___________]             [___________]%
                              Certificates due April 1, 2011

    20011B                    7.691% Series B Secured              $[___________]             [___________]%
                              Certificates due [___________]

    2001-1C                   7.626% Series C Secured              $[___________]             [___________]%
                              Certificates due [___________]

    [2001-1D                  [____]% Series D Secured             $[___________]             [___________]%-- option
                              Certificates due [___________]                                  for A319's and 757's]


OWNER PARTICIPANT                                                  EQUITY INVESTMENT
----------------                                                   -----------------

[___________]                                                      $[___________]             [___________]%

                              Total Commitments                    $[___________]             100%





                              SCHEDULE II - PAGE 1

                                  SCHEDULE III
                          PASS THROUGH TRUST AGREEMENTS

1. Pass Through Trust Agreement, dated as of June 3, 1999, among Northwest Airlines Corporation, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as supplemented by Trust Supplement No. 2001-1A-1, dated as of June 1, 2001 among Northwest Airlines, Inc., Northwest Airlines Corporation and State Street Bank and Trust Company of Connecticut, National Association.

2. Pass Through Trust Agreement, dated as of June 3, 1999, among Northwest Airlines Corporation, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as supplemented by Trust Supplement No. 2001-1A-2, dated as of June 1, 2001 among Northwest Airlines, Inc., Northwest Airlines Corporation and State Street Bank and Trust Company of Connecticut, National Association.

3. Pass Through Trust Agreement, dated as of June 3, 1999, among Northwest Airlines Corporation, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as supplemented by Trust Supplement No. 2001-1B, dated as of June 1, 2001 among Northwest Airlines, Inc., Northwest Airlines Corporation and State Street Bank and Trust Company of Connecticut, National Association.

4. Pass Through Trust Agreement, dated as of June 3, 1999, among Northwest Airlines Corporation, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as supplemented by Trust Supplement No. 2001-1C, dated as of June 1, 2001 among Northwest Airlines, Inc., Northwest Airlines Corporation and State Street Bank and Trust Company of Connecticut, National Association.

[(5.) Pass Through Trust Agreement, dated as of June 3, 1999, among Northwest Airlines Corporation, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as supplemented by Trust Supplement No. 2001-1D, dated as of [________ __, 2001] among Northwest Airlines, Inc., Northwest Airlines Corporation and State Street Bank and Trust Company of Connecticut, National Association.-- option for A319's and 757's]



                              SCHEDULE III - PAGE 1

                                                                       EXHIBIT A
                                                                TO PARTICIPATION
                                                                       AGREEMENT
                                                                     [NW ____ _]

                    SCHEDULE OF COUNTRIES FOR REREGISTRATION
                    ----------------------------------------


Argentina                                            Malta
Australia                                            Mexico
Austria                                              Morocco
Bahamas                                              Netherlands
Belgium                                              New Zealand
Brazil                                               Norway
Canada                                               Paraguay
Chile                                                People's Republic of China
Denmark                                              Philippines
Egypt                                                Portugal
Finland                                              Republic of China (Taiwan)
France                                               Singapore
Germany                                              South Africa
Greece                                               South Korea
Hungary                                              Spain
Iceland                                              Sweden
India                                                Switzerland
Indonesia                                            Thailand
Ireland                                              Trinidad and Tobago
Italy                                                United Kingdom
Japan                                                Uruguay
Luxembourg                                           Venezuela
Malaysia


                               EXHIBIT A - PAGE 1

                                                                       EXHIBIT K
                                                                TO PARTICIPATION
                                                                       AGREEMENT
                                                                     [NW ____ _]

                      SECTION 7(B) - GENERAL TAX INDEMNITY
                      ------------------------------------

                  (b) General Tax Indemnity.

                  (i) INDEMNITY. Except as provided in Section 7(b)(ii) hereof, Lessee shall pay, protect, save and on written demand shall indemnify and hold harmless any Tax Indemnitee from and against any and all Taxes howsoever imposed against any Tax Indemnitee, Lessee or the Aircraft, the Airframe, any Engine or any Part thereof or interest therein by any Federal, state or local government or other taxing authority in the United States or by any foreign government or any political subdivision or taxing authority thereof or by any territory or possession of the United States or by any international authority ("TAXING AUTHORITY") upon or in connection with or relating to (A) the construction, financing, refinancing, purchase, acquisition, acceptance, rejection, delivery, nondelivery, transport, ownership, registration, reregistration, insuring, assembly, possession, repossession, operation, location, use, control, condition, maintenance, repair, sale, return, abandonment, installation, storage, redelivery, replacement, manufacture, leasing, subleasing, modification, rebuilding, importation, transfer of title, transfer of registration, exportation or other application or disposition of the Aircraft, the Airframe, any Engine or any Part thereof or interest therein, (B) the rentals, receipts or earnings from the Aircraft, the Airframe, any Engine or any Part, (C) any amount paid or payable pursuant to any Operative Document or any document related thereto or the property or the income or other proceeds with respect to any of the property held in the Trust Estate or the Trust Indenture Estate, (D) the Aircraft, the Airframe, any Engine or any Part, (E) any or all of the Operative Documents, or the issuance of the Secured Certificates (or the refinancing thereof) and any other documents contemplated hereby or thereby and amendments and supplements hereto and thereto or the execution, delivery or performance of any thereof or the issuance, acquisition, modification, holding or subsequent transfer thereof, (F) the payment of the principal of, or interest or Make-Whole Amount or other premium on, or other amounts payable with respect to, the Secured Certificates or the Pass Through Certificates, or (G) otherwise with respect to or in connection with the transactions contemplated by the Operative Documents.

                  (ii) EXCLUSIONS FROM GENERAL TAX INDEMNITY. The provisions of
         Section 7(b)(i) shall not apply:

                           (1) with respect to any Tax Indemnitee to any Income
                  Tax (as defined in Section 7(d) hereof) imposed by (A) the United States Federal government or (B) any U.S. state or local taxing jurisdiction;


                               EXHIBIT K - PAGE 1

                           (2) with respect to any Tax Indemnitee, to any Income
                  Taxes imposed by any foreign or international government, jurisdiction or taxing authority or territory or possession of the United States except (with respect to the Owner Trustee, the Owner Participant and the Trust Estate) to the extent that such Tax Indemnitee would be subject to such Income Tax if the sole connection between such Tax Indemnitee and the Taxing Authority had been the location and operation of the Aircraft or the activities of Lessee or any sublessee within such Taxing Authority;

                           (3) to any capital gains taxes, excess profits taxes,
                  value added taxes, branch profits taxes, accumulated earnings taxes, personal holding company taxes, succession taxes or estate or similar taxes;

                           (4) to any Tax imposed as a result of a transfer or
                  disposition by a Tax Indemnitee including, without limitation, the revocation of the trust created by the Trust Agreement or a transfer or disposition of all or any portion of its respective equitable or legal ownership interest in the Aircraft, the Trust Estate, a Secured Certificate (including sales of participations therein), the Trust Indenture Estate (as defined in the Trust Indenture) or any Operative Document, the Intercreditor Agreement, any of the Liquidity Facilities, or any Pass Through Trust Agreement or any interest in such Tax Indemnitee, unless such transfer or disposition shall occur (A) pursuant to the exercise of remedies pursuant to
                  Section 15 of the Lease or (B) in connection with the termination of the Lease pursuant to Sections 9, 10 or 19 thereof;

                           (5) to any Tax based on or measured by any fees
                  received by the Owner Trustee, any Pass Through Trustee, the Indenture Trustee or the Subordination Agent in connection with any transaction contemplated by the Operative Documents, the Intercreditor Agreement, any of the Liquidity Facilities or any Pass Through Trust Agreement;

                           (6) to any Tax imposed with respect to events
                  occurring or matters arising after the earlier of (x) the expiration of the Term or the earlier termination of the Lease pursuant to Section 9 or 19 thereof, (y) the return of possession of the Aircraft to the Owner Trustee or its designee pursuant to the terms of the Lease or (z) the commencement of storage pursuant to Section 5(d) of the Lease PROVIDED that this exclusion shall not apply to Taxes to the extent such Taxes are imposed on or with respect to any events or matters occurring or arising prior to such expiration, termination, return of possession of the Aircraft or storage;

                           (7) to any Tax in the nature of an intangible or
                  similar tax upon or with respect to the value or principal amount of the interest of any Tax Indemnitee in any of the Secured Certificates, the Owner Trust or the Pass Through Certificates;

                           (8) with respect to any Tax Indemnitee to any Tax
                  imposed on or with respect to a transferee (or subsequent transferee) of an original Tax Indemnitee to


                               EXHIBIT K - PAGE 2
                  the extent such Taxes would not have been required to be withheld or imposed on or with respect to such original Tax Indemnitee;

                           (9) to any Tax which would not have been imposed on
                  (A) the Owner Trustee, the Trust Estate or the Owner Participant but for, a Lessor Lien (including, for this purpose, Liens which would be a Lessor Lien but for the proviso in the definition of Lessor Liens), (B) the Indenture Trustee but for an Indenture Trustee's Lien or (C) a Pass Through Trustee or the Subordination Agent, but for a Loan Participant Lien, in each case with respect to the Tax Indemnitee to whom such Lien is attributable;

                           (10) to any Tax to the extent such Tax would not have
                  been imposed but for a present or future connection between the Tax Indemnitee or any Affiliate thereof and the jurisdiction imposing such Taxes (including, without limitation, the Tax Indemnitee or an Affiliate thereof being or having been a citizen or resident thereof, or being or having been organized, present or engaged in a trade or business therein, or having or having had, a permanent establishment or fixed place of business therein, or engaging, or having engaged, in one or more transactions or activities therein unrelated to the transactions contemplated by the Operative Documents), other than a connection arising solely by reason of the transactions contemplated by the Operative Documents;

                           (11) to any Tax imposed on a Tax Indemnitee to the
                  extent imposed as a result of such Tax Indemnitee's failure to comply with any certification, information, documentation, reporting or similar procedure that is required by law, treaty or regulation as a condition to the allowance of any reduction in the rate of such Tax or any exemption or other relief from such Tax;

                           (12) to any Tax on a Tax Indemnitee to the extent
                  arising out of, or caused by, or to the extent such Tax would not have been incurred but for, (A) the willful misconduct or gross negligence of such Tax Indemnitee or any of its Affiliates or (B) the inaccuracy or breach of any representation, warranty, covenant or agreement by such Tax Indemnitee or any of its Affiliates in any Operative Document, the Intercreditor Agreement, any of the Liquidity Facilities or any Pass Through Trust Agreement;

                           (13) to any Tax on a Tax Indemnitee to the extent
                  consisting of interest, penalties, fines or additions to Tax resulting from the negligence or willful misconduct of such Tax Indemnitee or any of its Affiliates in connection with the filing of, or failure to file, any tax return, the payment of, or failure to pay any Tax, or the conduct of any proceeding in respect thereof unless resulting from the failure by Lessee to perform its obligations under Section 7(b)(v) hereof;

                           (14) to any Tax imposed on any Tax Indemnitee under
                  Section 4975 of the Internal Revenue Code or under subtitle B of ERISA or any equivalent state law as a result of the use by such Tax Indemnitee or any of its Affiliates of the assets of an "employee benefit plan" (as defined in Section 3(3) of ERISA) to


                               EXHIBIT K - PAGE 3
                  purchase a Secured Certificate, make an equity investment or otherwise acquire any interest in the Trust Estate or any Secured Certificate;

                           (15) to any Tax that would not have been imposed but
                  for an amendment to any Operative Document to which Lessee is not a party, the Intercreditor Agreement, any of the Liquidity Facilities or any Pass Through Trust Agreement, which amendment was not required or consented to by Lessee in writing; or

                           (16) to any penalties imposed on a Tax Indemnitee
                  other than the Owner Trustee attributable to the failure of such Tax Indemnitee or any Affiliate thereof to comply with any requirement imposed on it under Sections 6011, 6111 or 6112 of the Code or the regulations (including temporary regulations) promulgated thereunder.

                  (iii) CALCULATION OF GENERAL TAX INDEMNITY PAYMENTS. Any payment which Lessee shall be required to make to or for the account of any Tax Indemnitee with respect to any Tax which is subject to indemnification under this Section 7(b) shall be in an amount which, after reduction by the amount of all Taxes required to be paid by such Tax Indemnitee in respect of the receipt or accrual of such amount and after consideration of any current savings of such Tax Indemnitee resulting by way of any deduction, credit or other tax benefit attributable to such indemnified Tax that actually reduces any Taxes for which Lessee is not required to indemnify such Tax Indemnitee pursuant to this Section 7(b) or the Tax Indemnity Agreement, shall be equal to the payment otherwise required hereunder.

                  If, by reason of any Tax payment made to or for the account of a Tax Indemnitee by Lessee pursuant to this Section 7(b), such Tax Indemnitee or any of its Affiliates subsequently realizes a tax benefit (whether by deduction, allocation, apportionment or credit (including a foreign tax credit)) not previously taken into account in computing such payment, such Tax Indemnitee shall promptly pay to Lessee an amount equal to the sum of (I) the actual reduction in Taxes, if any, realized by such Tax Indemnitee which is attributable to such tax benefit and (II) the actual reduction in Taxes realized by such Tax Indemnitee as a result of any payment made by such Tax Indemnitee pursuant to this sentence. For purposes of this Section 7(b)(iii), items of foreign Tax of any Tax Indemnitee shall be deemed to be utilized by such Tax Indemnitee as credits or deductions for any taxable year in accordance with the following priorities:

                  First, all available foreign Taxes for which such Tax Indemnitee was not indemnified or held harmless by anyone;

                  Second, all available foreign Taxes for which such Tax Indemnitee was indemnified or held harmless by Lessee, and all available foreign taxes indemnified under any other transaction (except any described in Clause Third), on a pari passu basis; and

                               EXHIBIT K - PAGE 4

                  Third, any remaining foreign Taxes arising from any transaction in which there is an express agreement that such Taxes shall be utilized after foreign taxes from other transactions.

                  Once the foreign Tax for which such Tax Indemnitee was indemnified by Lessee is deemed to be utilized pursuant to the ordering rules contained in this paragraph, it shall not subsequently be recharacterized as not having been utilized as a result of a foreign tax liability arising in a subsequent year.

                  Any Taxes that are imposed on any Tax Indemnitee as a result of the disallowance or reduction of any tax benefit referred to in this subsection as to which such Tax Indemnitee has made in full the payment to Lessee required hereby (or as to which such Tax Indemnitee would have made its payment but for Section 7(b)(viii) or which tax benefit was otherwise taken into account in computing Lessee's indemnity obligation pursuant to this Section 7) in a taxable year subsequent to the utilization by such Tax Indemnitee shall be treated as a Tax for which Lessee is obligated to indemnify such Tax Indemnitee pursuant to the provisions of this Section 7(b), without regard to the exclusions set forth in Section 7(b)(ii) hereof (other than clauses (12) or (13) thereto).

                  Each Tax Indemnitee shall in good faith use reasonable efforts in filing its tax returns and in dealing with Taxing Authorities to seek and claim any tax savings which would result in payments to Lessee under this Section 7(b).

                  (iv) GENERAL TAX INDEMNITY--CONTESTS. At Lessee's request Lessee shall be entitled at its sole cost and expense (A) in the case of a contest involving only Taxes indemnified hereunder ("INDEMNIFIED TAXES") or (B) in any proceeding involving a claim for one or more Indemnified Taxes as well as a claim for other Taxes, where the contest of the claim for Indemnified Taxes can be severed from the contest of other Taxes, to assume responsibility for and control of the contest ("LESSEE CONTROLLED CONTEST"). Unless otherwise required by law, any such contest shall be conducted by and in the name of Lessee. If a written claim shall be made against and received by any Tax Indemnitee for any Tax for which Lessee is obligated pursuant to this Section 7(b), such Tax Indemnitee shall notify Lessee promptly of such claim (it being understood and agreed that failure to provide such notice shall not adversely affect or otherwise prejudice any Tax Indemnitee's right to indemnity under this Section 7(b) except to the extent such failure has a materially adverse effect on the ability to contest such claim). If the Tax cannot be contested in a Lessee Controlled Contest, upon request from Lessee within thirty (30) days after receipt of such notice, such Tax Indemnitee shall in good faith at Lessee's sole cost and expense contest the imposition of such Tax (a "TAX INDEMNITEE CONTROLLED CONTEST"). After consulting with Lessee and Lessee's counsel concerning the forum in which the adjustment is most likely to be favorably resolved, such Tax Indemnitee may select in its sole discretion after considering in good faith Lessee's and Lessee's counsel recommendation the forum for such contest and determine whether any such contest shall be by (A) resisting payment of such Tax, (B) paying such Tax under protest or (C) paying such Tax and seeking a refund or other repayment thereof. Except as otherwise provided in clause (Z) below, during the pendency of a contest pursuant to this
         Section 7(b)(iv) Lessee may withhold payment of any Tax to the extent provided by


                               EXHIBIT K - PAGE 5
         applicable law. In no event shall such Tax Indemnitee be required, or Lessee be permitted, to contest the imposition of any Tax for which Lessee is obligated pursuant to this Section 7(b) unless (W) no Event of Default shall have occurred and be continuing (unless Lessee shall have provided security reasonably satisfactory to such Tax Indemnitee securing Lessee's performance of its obligations under this Section 7(b)), (X) Lessee shall have agreed to pay to such Tax Indemnitee on demand all reasonable costs and expenses on an after-tax basis that such Tax Indemnitee may incur in connection with contesting such claim (including, without limitation, all reasonable legal and accounting fees), (Y) such action to be taken will not result in a material risk of sale, forfeiture or loss of, or the creation of any Lien on, the Aircraft, the Engines or any Part, other than Permitted Liens, unless Lessee shall have provided such Tax Indemnitee security against such risk in form and amount reasonably acceptable to such Tax Indemnitee, and (Z) if such contest shall be conducted in a manner requiring the payment of the claim, Lessee shall have paid the amount required directly to the appropriate authority or made an advance of the amount thereof to such Tax Indemnitee on an interest-free basis and agreed to indemnify such Tax Indemnitee on an after-tax basis against any Taxes payable by such Tax Indemnitee with respect to such advance.

                  Notwithstanding anything to the contrary in this Section 7(b), in any Tax Indemnitee Controlled Contest the Tax Indemnitee may not settle or agree to any claim without the prior written consent of Lessee, and the Tax Indemnitee shall conduct any such administrative proceedings and judicial contest in good faith in an attempt to minimize the amount payable by Lessee under this Section 7(b). The term "AFTER-TAX BASIS" for purposes of this Section 7(b) shall mean an amount which, after deduction of all Taxes required to be paid by or on behalf of the Tax Indemnitee in respect of the receipt or accrual of such amount, is equal to the payment required under the provisions of this Section 7(b) which require payments to be made on an after-tax basis.

                  If any Tax Indemnitee shall obtain a refund of all or any part of any Tax paid by Lessee, such Tax Indemnitee shall pay Lessee an amount equal to the amount of such refund, including interest received attributable thereto, plus any net tax benefit (or minus any net tax detriment) realized by such Tax Indemnitee as a result of any refund received and payment by such Tax Indemnitee made pursuant to this sentence.

                  Nothing contained in this Section 7(b)(iv) shall require any Tax Indemnitee to contest, or permit Lessee to contest, a claim which such Tax Indemnitee would otherwise be required to contest pursuant to this Section 7(b)(iv), if such Tax Indemnitee shall waive payment by Lessee of any amount that might otherwise be payable by Lessee under this Section 7(b) in respect of such claim and any other claim, the contest of which would be adversely affected.

                  (v) GENERAL TAX INDEMNITY--REPORTS. If any report, return or statement is required to be filed with respect to any Tax which is subject to indemnification under this Section 7(b), Lessee shall timely file the same at its sole expense (except for any such report, return or statement which the Tax Indemnitee has notified Lessee that the Tax Indemnitee intends to file or which the Tax Indemnitee is required by law to file in its own name). Lessee shall have no obligation under the preceding sentence if such Tax



                               EXHIBIT K - PAGE 6

         Indemnitee, after receipt of Lessee's written request, shall have failed to furnish Lessee with such information in a timely fashion as is in such Tax Indemnitee's control and is not otherwise reasonably available to Lessee and is necessary to file such returns. Lessee shall either file such report, return or statement so as to show the ownership of the Aircraft in the Owner Trustee and send a copy of such report, return or statement to the Tax Indemnitee and Owner Trustee or, where Lessee is not so permitted to file such report, return or statement, it shall notify the Tax Indemnitee of such requirement and prepare and deliver such report, return or statement to the Tax Indemnitee in a manner satisfactory to such Tax Indemnitee within a reasonable time prior to the time such report, return or statement is to be filed. Lessee shall provide to the Owner Participant upon request (or shall cause to be provided to the Owner Participant upon request) such information maintained in the regular course of Lessee's business and shall make available for inspection and copying by the Owner Participant, at Lessee's expense, such records as Lessee retains in the regular course of its business, or is required under applicable law to retain, as shall be reasonably necessary for the Owner Participant to prepare or support any required Federal, state, local or foreign tax returns or other filings, or to comply with audit or litigation requirements. The Owner Participant shall provide to Lessee upon request (or shall cause to be provided to Lessee on request) such information related to the Overall Transaction maintained in the regular course of the Owner Participant's business, and shall make available (or shall cause to be made available) for inspection and copying by Lessee, at the Owner Participant's expense, such records related to the Overall Transaction as the Owner Participant or the Owner Trustee retain in the regular course of their business or are required by law to retain, as shall be necessary for Lessee to prepare or support any required Federal, state, local or foreign returns or other filings or to comply with audit or litigation requirements.

                  (vi) VERIFICATION. At Lessee's written request after Lessee receives a Tax Indemnitee's computations showing the amount of any indemnity payable by Lessee to such Tax Indemnitee pursuant to this
         Section 7(b) or any amount payable by any Tax Indemnitee to Lessee pursuant to this Section 7(b), such computations shall be subject to confidential verification in writing by any nationally recognized firm of certified public accountants selected by Lessee and reasonably acceptable to such Tax Indemnitee. The accounting firm shall complete its review within thirty (30) days of Lessee's receipt of such Tax Indemnitee's computations. The computations of such accounting firm shall (i) be delivered simultaneously to Lessee and such Tax Indemnitee and (ii) absent manifest error, be final, binding and conclusive upon Lessee and such Tax Indemnitee. If Lessee pays such indemnity in whole or in part before completion of the verification procedure, appropriate adjustments will be made promptly after completion of the verification procedure (and nothing in this Section 7(b)(vi) shall be construed as changing the time when any such indemnity is payable under this Section 7(b)) to take into account any redetermination of the indemnity by the accounting firm. The fee and disbursements of such firm shall be paid by Lessee unless such verification shall disclose an error made by such Tax Indemnitee in favor of such Tax Indemnitee exceeding the lesser of five percent (5%) of the original claim or $10,000, in which case such fee and disbursements shall be paid by such Tax Indemnitee. Such Tax Indemnitee shall cooperate with such accounting firm and (subject to such accounting firm's execution of a confidentiality agreement satisfactory to such Tax Indemnitee) shall supply such accounting firm with all



                               EXHIBIT K - PAGE 7
         information reasonably necessary to permit accomplishment of such review and determination. The sole responsibility of such accounting firm shall be to verify the computations of the amount payable hereunder and the interpretation of this Agreement shall not be within the scope of such accounting firm's responsibilities.

                  (vii) GENERAL TAX INDEMNITY--PAYMENT. Except as provided in
         Section 7(b)(iv) hereof, Lessee shall pay any Tax for which it is liable pursuant to this Section 7(b) directly to the appropriate taxing authority if legally permissible or upon demand of a Tax Indemnitee shall pay such Tax and any other amounts due hereunder to such Tax Indemnitee within fifteen (15) Business Days of such demand, but in no event shall any such payments be required to be made by Lessee more than five (5) Business Days prior to the date the Tax to which any such payment hereunder relates is due in immediately available funds. Any such demand for payment from a Tax Indemnitee shall specify in reasonable detail the payment and the facts upon which the right to payment is based. Each Tax Indemnitee shall promptly forward to Lessee any notice, bill or advice received by it concerning any Tax, PROVIDED, HOWEVER, that the failure of any Tax Indemnitee to forward any such notice, bill or advice shall not adversely affect or otherwise prejudice such Tax Indemnitee's rights to indemnification under this
         Section 7(b) unless such failure materially adversely affects the ability to contest any claim reflected therein. Within thirty (30) days after the date of each payment by Lessee of any Tax indemnified against hereunder, Lessee shall furnish the appropriate Tax Indemnitee the original or a certified copy of a receipt for Lessee's payment of such Tax or such other evidence of payment of such Tax as is reasonably acceptable to such Tax Indemnitee.

                  (viii) APPLICATION OF PAYMENTS DURING EXISTENCE OF EVENT OF DEFAULT. Any amount payable to Lessee pursuant to the terms of this
         Section 7(b) shall not be paid to or retained by Lessee if at the time of such payment or retention an Event of Default shall have occurred and be continuing under the Lease. At such time as there shall not be continuing any such Event of Default, such amount shall be paid to Lessee to the extent not previously applied against Lessee's obligations hereunder as and when due after the Owner Trustee shall have declared the Lease in default pursuant to Section 15 thereof.

                  (ix) REIMBURSEMENTS BY TAX INDEMNITEES GENERALLY. If, for any reason, Lessee is required to make any payment with respect to any Taxes imposed on any Tax Indemnitee, any Pass Through Trustee, any Loan Participant or the Subordination Agent in respect of the transactions contemplated by the Operative Documents or on the Aircraft, the Airframe, the Engines or any Part, which Taxes are not the responsibility of Lessee under this Section 7(b), then such Tax Indemnitee, Pass Through Trustee, Loan Participant or the Subordination Agent, as the case may be, shall pay to Lessee an amount which equals the amount paid by Lessee with respect to such Taxes plus interest thereon computed at an annual interest rate equal to the Base Rate plus one percent from the date of payment by Lessee.

                  (x) FORMS, ETC. Each Tax Indemnitee agrees to furnish to Lessee from time to time such duly executed and properly completed forms that may be necessary or appropriate in order to claim any reduction of or exemption from any withholding tax imposed by any taxing authority in respect of any payments otherwise required to be


                               EXHIBIT K - PAGE 8
         made by Lessee pursuant to the Operative Documents, which reduction or exemption may be available to such Tax Indemnitee.

                  (xi) NON-PARTIES. If a Tax Indemnitee is not a party to this Agreement, Lessee may require the Tax Indemnitee to agree to the terms of this Section 7(b) prior to making any payment to such Tax Indemnitee under this Section 7(b).



                               EXHIBIT K - PAGE 9

                                                                       EXHIBIT L
                                                                TO PARTICIPATION
                                                                       AGREEMENT
                                                                     [NW ____ _]

                        SECTION 7(C) - GENERAL INDEMNITY

                  (c)______GENERAL INDEMNITY. Lessee hereby agrees to indemnify each Indemnitee against, and agrees to protect, defend, save and keep harmless each thereof from (whether or not the transactions contemplated herein or in any of the other Operative Documents are consummated), any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, out-of-pocket costs, expenses and disbursements (including reasonable legal fees and expenses and Transaction Expenses to the extent not required to be paid by the Owner Trustee or the Owner Participant pursuant to Section 16 hereof but excluding internal costs and expenses such as salaries and overhead), of whatsoever kind and nature (collectively called "EXPENSES") imposed on, incurred by or asserted against any Indemnitee, in any way relating to or arising out of (A) any of the Operative Documents or any sublease or sub-sublease of the Aircraft or the enforcement of any of the terms thereof or any amendment, modification or waiver in respect thereof and, only in the case of the Indemnitee who is the Subordination Agent or the Liquidity Provider, the Intercreditor Agreement and the Liquidity Facilities, (B) the manufacture, purchase, acceptance or rejection of the Airframe or any Engine, (C) the Aircraft (or any portion thereof or any Engine or engine affixed to the Airframe) whether or not arising out of the finance, refinance, ownership, delivery, nondelivery, storage, lease, sublease, sub-sublease, possession, use, non-use, operation, maintenance, registration, reregistration, condition, modification, alteration, replacement, repair, substitution, sale, return or other disposition of the Aircraft (or any portion thereof or any Engine or engine affixed to the Airframe) including, without limitation, latent or other defects, whether or not discoverable, strict tort liability and any claim for patent, trademark or copyright infringement, (D) the offer, sale or delivery of the Secured Certificates (the indemnity in this clause (D) to extend also to any person who controls an Indemnitee within the meaning of Section 15 of the Securities Act of 1933, as amended) or (E) the offer or sale of any interest in the Trust Estate or the Trust Agreement or any similar interest with respect to the Aircraft on or prior to the Delivery Date; PROVIDED that the foregoing indemnity as to any Indemnitee shall not extend to any Expense resulting from or arising out of or which would not have occurred but for one or more of the following: (A) any representation or warranty by such Indemnitee (or any member of the Related Indemnitee Group) in the Operative Documents, the Intercreditor Agreement, the Liquidity Facilities or any Pass Through Trust Agreement or in connection therewith being incorrect in any material respect, or (B) the failure by such Indemnitee (or any member of the Related Indemnitee Group) to perform or observe any agreement, covenant or condition in any of the Operative Documents, the Intercreditor Agreement, the Liquidity Facilities or any Pass Through Trust Agreement applicable to it including, without limitation, the creation or existence of a Lessor Lien (including for this purpose Liens which would be Lessor Liens but for the proviso in the definition of Lessor Liens), a Loan Participant Lien or an Indenture Trustee's Lien (except to the extent such failure was caused directly by the failure of Lessee to perform any obligation under a Lessee Document), or
(C) the willful misconduct or the gross negligence of such Indemnitee (or any member of the Related Indemnitee Group) (other than gross negligence imputed to such




                               EXHIBIT L - PAGE 1

Indemnitee (or any member of the Related Indemnitee Group) solely by reason of its interest in the Aircraft), or (D) with respect to the Owner Trustee, a disposition (voluntary or involuntary) by the Owner Trustee of all or any part of its interest in the Airframe or any Engine (other than as contemplated by the Lease or the Trust Indenture) or with respect to any Indemnitee, by such Indemnitee of all or any part of such Indemnitee's interest in the Airframe, any Engine or in the Operative Documents other than during the continuance of an Event of Default under the Lease, or (E) any Tax whether or not Lessee is required to indemnify for such Tax pursuant to Section 7(b) hereof (it being understood that Section 7(b) hereof and the Tax Indemnity Agreement provide for Lessee's liability with respect to Taxes), or (F) in the case of an Indemnitee which is the Owner Participant or the Owner Trustee (in its individual or trust capacity) (other than in connection with an Event of Default) or, in connection with an exercise of remedies under the Trust Indenture upon a default thereunder (other than a default under Section 4.02(a) of the Trust Indenture), the Indenture Trustee or a Loan Participant, the offer or sale of any interest in the Trust Estate or the Trust Agreement or any similar interest, or (G) in the case of an Indemnitee which is the Owner Participant or the Owner Trustee (in its individual or trust capacity) and the affiliates, successors and assigns thereof, a failure on the part of the Owner Trustee to use ordinary care to distribute in accordance with the Trust Agreement any amounts received and distributable by it thereunder, and in the case of an Indemnitee which is a Loan Participant, a Certificate Holder or the Indenture Trustee (in its individual or trust capacity) and the affiliates, successors and assigns thereof, a failure on the part of the Indenture Trustee to use ordinary care to distribute in accordance with the Trust Indenture any amounts received and distributable by it thereunder, or (H) the authorization or giving or withholding of any future amendments, supplements, waivers or consents with respect to any of the Operative Documents, the Intercreditor Agreement, any of the Liquidity Facilities or any Pass Through Trust Agreement other than such as have been consented to, approved, authorized or requested by Lessee, or (I) subject to the next succeeding paragraph, any loss of tax benefits or increase in tax liability under any tax law whether or not Lessee is required to indemnify therefor pursuant to this Agreement or the Tax Indemnity Agreement, or (J) except to the extent fairly attributable to acts, omissions or events occurring prior thereto, acts or events which occur with respect to the Airframe, any Engine or any Part after the earliest of: (I) the return of possession of the Airframe or such Engine or Part to the Owner Trustee or its designee pursuant to the terms of the Lease, (II) the termination of the Lease in accordance with Section 9 or Section 19 thereof or (III) the commencement of storage pursuant to Section 5(d) of the Lease, or (K) any Expense which is specified to be for the account of an Indemnitee pursuant to any Operative Document without express right of reimbursement under any Operative Document, or (L) as to any Indemnitee the funding of such Indemnitee's participation in the transaction contemplated by the Operative Documents giving rise to a "prohibited transaction" within the meaning of the provisions of the Code or the Regulations of the United States Department of Labor implementing ERISA or any other violation of the fiduciary responsibility provisions of ERISA. The foregoing indemnity shall not extend to any Expense to the extent that such Expense is not caused by, or does not arise out of, an act, omission or event which occurs prior to the termination of the Lease and the payment of all other payments required to be paid by Lessee under the Operative Documents.

                  Lessee further agrees that any payment or indemnity pursuant to this Section 7(c) in respect of any Expenses shall be in an amount which, after deduction of all Taxes required to be paid by such recipient with respect to such payment or indemnity under the laws of any Federal, state or local government or taxing authority in the United States, or under the laws of


                               EXHIBIT L - PAGE 2
any taxing authority or governmental subdivision of a foreign country, or any territory or possession of the United States or any international authority, shall be equal to the excess, if any, of (A) the amount of such Expense over (B) the net reduction in Taxes required to be paid by such recipient resulting from the accrual or payment of such Expense.

                  If, by reason of any Expense payment made to or for the account of an Indemnitee by Lessee pursuant to this Section 7(c), such Indemnitee subsequently realizes a tax deduction or credit (including foreign tax credit and any reduction in Taxes) not previously taken into account in computing such payment, such Indemnitee shall promptly pay to Lessee, but only if Lessee shall have made all payments then due and owing to such Indemnitee under the Operative Documents, an amount equal to the sum of (I) the actual reduction in Taxes realized by such Indemnitee which is attributable to such deduction or credit, and (II) the actual reduction in Taxes realized by such Indemnitee as a result of any payment made by such Indemnitee pursuant to this sentence.

                  Nothing in this Section 7(c) shall be construed as a guaranty by Lessee of payments due pursuant to the Secured Certificates or of the residual value of the Aircraft.

                  If a claim is made against an Indemnitee involving one or more Expenses and such Indemnitee has notice thereof, such Indemnitee shall promptly, upon receiving such notice, give notice of such claim to Lessee; PROVIDED that the failure to provide such notice shall not release Lessee from any of its obligations to indemnify hereunder, and no payment by Lessee to an Indemnitee pursuant to this Section 7(c) shall be deemed to constitute a waiver or release of any right or remedy which Lessee may have against such Indemnitee for any actual damages as a result of the failure by such Indemnitee to give Lessee such notice. Lessee shall be entitled, at its sole cost and expense, acting through counsel acceptable to the respective Indemnitee, (A) so long as Lessee has agreed in a writing acceptable to such Indemnitee that Lessee is liable to such Indemnitee for such Expense hereunder (unless such Expense is covered by the proviso to the first paragraph of this Section 7(c)), in any judicial or administrative proceeding that involves solely a claim for one or more Expenses, to assume responsibility for and control thereof, (B) so long as Lessee has agreed in a writing acceptable to such Indemnitee that Lessee is liable to such Indemnitee for such Expense hereunder (unless such Expense is covered by the proviso to the first paragraph of this Section 7(c)), in any judicial or administrative proceeding involving a claim for one or more Expenses and other claims related or unrelated to the transactions contemplated by the Operative Documents, to assume responsibility for and control of such claim for Expenses to the extent that the same may be and is severed from such other claims (and such Indemnitee shall use its best efforts to obtain such severance), and (C) in any other case, to be consulted by such Indemnitee with respect to judicial proceedings subject to the control of such Indemnitee. Notwithstanding any of the foregoing to the contrary, Lessee shall not be entitled to assume responsibility for and control of any such judicial or administrative proceedings (M) while an Event of Default shall have occurred and be continuing,
(N) if such proceedings will involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on the Aircraft, the Trust Indenture Estate or the Trust Estate or any part thereof, or
(O) if such proceeding could in the good faith opinion of such Indemnitee entail any material risk of criminal liability or present a conflict of interest making separate representation necessary. The affected Indemnitee may participate at its own expense and with

                               EXHIBIT L - PAGE 3
its own counsel in any judicial proceeding controlled by Lessee pursuant to the preceding provisions.

                  The affected Indemnitee shall supply Lessee with such information reasonably requested by Lessee as is necessary or advisable for Lessee to control or participate in any proceeding to the extent permitted by this Section 7(c). Such Indemnitee shall not enter into a settlement or other compromise with respect to any Expense without the prior written consent of Lessee, which consent shall not be unreasonably withheld or delayed, unless such Indemnitee waives its right to be indemnified with respect to such Expense under this Section 7(c).

                  Lessee shall supply the affected Indemnitee with such information reasonably requested by such Indemnitee as is necessary or advisable for such Indemnitee to control or participate in any proceeding to the extent permitted by this Section 7(c).

                  When Lessee or the insurers under a policy of insurance maintained by Lessee (or any Sublessee) undertakes the defense of an Indemnitee with respect to an Expense, no additional legal fees or expenses of such Indemnitee in connection with the defense of such Indemnitee shall be indemnified hereunder unless such fees or expenses were incurred at the written request of Lessee or such insurers, provided that no such defense shall be compromised or settled on a basis that admits any gross negligence or willful misconduct on the part of such Indemnitee without such Indemnitee's prior consent.

                  In the case of any Expense indemnified by Lessee hereunder which is covered by a policy of insurance maintained by Lessee (or any Sublessee) pursuant to Section 11 of the Lease or otherwise, it shall be a condition of such indemnity with respect to any particular Indemnitee that such Indemnitee shall cooperate with the insurers in the exercise of their rights to investigate, defend or compromise such Expense as may be required to retain the benefits of such insurance with respect to such Expense. Notwithstanding any of the foregoing to the contrary, with respect to any Expense which is covered under policies of insurance maintained by Lessee (or any Sublessee) pursuant to
Section 11 of the Lease or otherwise, the rights of an Indemnitee to control or participate in any proceeding shall be modified to the extent necessary to comply with the requirements of such policies and the rights of the insurers thereunder.

                  Upon payment of any Expense or Tax pursuant to this Section 7, Lessee or, if any Expense or Tax has been paid by insurers, the insurers, without any further action, shall be subrogated to any claims the affected Indemnitee may have relating thereto other than claims under Section 5.03 or
7.01 of the Trust Indenture or Section 5.03 or 7.01 of the Trust Agreement. Such Indemnitee agrees to give such further assurances or agreements and to cooperate with Lessee or the insurers to permit Lessee or the insurers to pursue such claims, if any, to the extent reasonably requested by Lessee or the insurers.

                  In the event that Lessee shall have paid an amount to an Indemnitee pursuant to this Section 7(c), and such Indemnitee subsequently shall be reimbursed in respect of such indemnified amount from any other Person, such Indemnitee shall promptly pay to Lessee an amount equal to the amount of such reimbursement (but in no event more than such payment from Lessee) plus any net tax benefit (or minus any net tax detriment) realized by such Indemnitee as a result of any reimbursement received and payment made by such Indemnitee

                               EXHIBIT L - PAGE 4
pursuant to this sentence, PROVIDED that (i) no Event of Default has occurred and is continuing and (ii) such Indemnitee shall have no obligation to reimburse Lessee if Lessee has not paid such Indemnitee all amounts required pursuant to this Section 7(c) and any other amounts then due to such Indemnitee from Lessee under any of the Operative Documents.

                  Lessee's obligations under the indemnities provided for in this Agreement shall be those of a primary obligor, whether or not the Person indemnified shall also be indemnified with respect to the same matter under the terms of any other document or instrument, and the Person seeking indemnification from Lessee pursuant to any provision of this Agreement may proceed directly against Lessee without first seeking to enforce any other right of indemnification.

                  Lessee agrees to pay the reasonable fees and expenses of the Indenture Trustee and the Owner Trustee for acting as such, other than such fees and expenses which constitute Transaction Expenses.




                               EXHIBIT L - PAGE 5

                                          Exhibit B-1 to Participation Agreement
                                          --------------------------------------


                 [Form of Opinion of Simpson Thacher & Bartlett
                special counsel for the Lessee and the Guarantor]


                              [-------- ---, ----]


The Persons Listed on
     Annex A hereto

Ladies and Gentlemen:

                  We have acted as counsel to Northwest Airlines Corporation, a Delaware corporation ("NWA Corp."), and Northwest Airlines, Inc., a Minnesota corporation (the "Company"), in connection with the issuance and sale of (i) $201,112,000 aggregate principal amount of 7.041% Pass Through Trust Certificates, Series 2001-1A-1 (the "Class A-1 Certificates"); (ii) $156,613,000 aggregate principal amount of 6.841% Pass Through Trust Certificates, Series 2001-1A-2 (the "Class A-2 Certificates"); (iii) $116,500,000 aggregate principal amount of 7.691% Pass Through Trust Certificates, Series 2001-1B (the "Class B Certificates") and (iv) $106,820,000 aggregate principal amount of 7.626% Pass Through Trust Certificates, Series 2001-1C (the "Class C Certificates") pursuant to the Underwriting Agreement, dated as of May 22, 2001 (the "Underwriting Agreement"), by and among Salomon Smith Barney Inc., J.P. Morgan Securities Inc., Credit Suisse First Boston Corporation, Deutsche Banc Alex. Brown Inc., Morgan Stanley & Co. Incorporated and U.S. Bancorp Piper Jaffray Inc., as underwriters, the Company and NWA Corp. [and the issuance and sale of $[__________] aggregate principal amount of [___]% Pass Through Certificates, Series 20011D (the "Class D Certificates") pursuant to a private placement -- option for A319's and 757's] (the Class A1 Certificates, the Class A2 Certificates, the Class B Certificates [and] the Class C Certificates [and the Class D Certificates -- option for A319's and 757's], the "Certificates"). Capitalized terms used herein unless otherwise defined herein have the respective meanings given them in the Underwriting Agreement.

         In connection with this opinion we have examined the following:

                  (i) the Pass Through Trust Agreement dated as of June 3, 1999, by and among NWA Corp., the Company and State Street Bank and Trust Company of Connecticut, National Association ("State Street"), as trustee (the "Trustee") (the "Basic Agreement");

                  (ii) the Trust Supplement No. 2001-1A-1, dated as of June 1, 2001 to the Basic Agreement, by and among NWA Corp., the Company and the Trustee (the Basic Agreement as so supplemented, the "2001-1A-1 Pass Through Trust Agreement"); the Trust Supplement No. 2001-1A-2, dated as of June 1, 2001 to the Basic Agreement, by and among NWA Corp., the Company and the Trustee (the Basic Agreement as so

The Persons Listed on Annex A hereto             -2-        [_________ __,____]


         supplemented, the "2001-1A-2 Pass Through Trust Agreement"); the Trust Supplement No. 2001-1B, dated as of June 1, 2001 to the Basic Agreement, by and among NWA Corp., the Company and the Trustee (the Basic Agreement as so supplemented, the "2001-1B Pass Through Trust Agreement"); [and] the Trust Supplement No. 2001-1C, dated as of June 1, 2001, to the Basic Agreement, by and among NWA Corp., the Company and the Trustee (the Basic Agreement as so supplemented, the "2001-1C Pass Through Trust Agreement")[; and the Trust Supplement No. 2001-1D, dated as of [__________, ____], to the Basic Agreement, by and among NWA Corp., the Company and the Trustee (the Basic Agreement as so supplemented, the "2001-1D Pass Through Trust Agreement") -- option for A319's and 757's] (the 2001-1A-1 Pass Through Trust Agreement, the 2001-1A-2 Pass Through Trust Agreement, the 2001-1B Pass Through Trust Agreement [and] the 20011C Pass Through Trust Agreement [and the 2001D Pass Through Trust Agreement -- option for A319's and 757's], the "Pass Through Trust Agreements"; the Pass Through Trust Agreement related to a Certificate being referred to as the "Applicable Pass Through Trust Agreement");

                  (iii) the Intercreditor Agreement dated as of June 1, 2001 (the "Intercreditor Agreement"), by and among the Trustee, Landesbank Hessen-Thuringen Girozentrale (the "Liquidity Provider") and State Street Bank and Trust Company, not in its individual capacity, except as set forth therein, but solely as subordination agent (the "Subordination Agent");

                  (iv) the Revolving Credit Agreement, Class A1 Certificates, the Revolving Credit Agreement, Class A2 Certificates, the Revolving Credit Agreement, Class B Certificates and the Revolving Credit Agreement, Class C Certificates (collectively, the "Liquidity Facilities"), each dated as of June 1, 2001, by and between the Subordination Agent and the Liquidity Provider; and

                  (v) the Indemnity Agreement, dated as of June 1, 2001, between ABN AMRO Bank, N.V., and the Company.

                  Unless otherwise indicated, "Pass Through Documents" refers to the documents, described in (i) and (ii) above.

                  In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing, and upon originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Company and NWA Corp., and have made such other and further investigations, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

                  In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of originals of such latter documents.

The Persons Listed on Annex A hereto             -3-        [_________ __,____]


                  In addition, for purposes of this opinion we have assumed the following:

                    (i) each of the Company and the Trustee has been duly incorporated and, since the date of execution of each Pass Through Document, has been validly existing and in good standing as a corporation and trust company, respectively, under the laws of the jurisdiction of its incorporation and qualification, respectively;

                   (ii) each of the Company and the Trustee has duly authorized, executed and delivered each Pass Through Document to which it is a party;

                   (iii) each of the Company and the Trustee has full power, authority and legal right to enter into and perform its respective obligations under, and consummate the transactions contemplated by, each Pass Through Document to which it is a party;

                    (iv) the execution, delivery and performance of the Pass Through Documents by the Company and the Trustee do not violate the laws of the jurisdiction in which each entity is organized or any other applicable laws, excepting the laws of the State of New York and the General Corporation Law of the State of Delaware; and

                    (v) the execution, delivery and performance of the Pass Through Documents by the Company and the Trustee do not constitute a breach or violation of any agreement or instrument which is binding upon such entity

                  Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion that:

                           1. The Basic Agreement and each Pass Through Trust Agreement have been duly authorized, executed and delivered by NWA Corp. and, assuming due authorization, execution and delivery thereof by the Company and the Trustee, constitute valid and legally binding obligations of NWA Corp., the Company and the Trustee in accordance with their terms.

                           2. The Basic Agreement has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

                           3. Assuming the Certificates have been duly authorized, executed, authenticated and issued by the Trustee, upon payment and delivery therefor in accordance with the Underwriting Agreement, the Certificates will constitute valid and legally binding obligations of the Trustee enforceable against the Trustee in accordance with their terms and entitled to the benefits of the Applicable Pass Through Trust Agreement.

                           4. No consent, approval, authorization, order, registration or qualification of or with any Federal or New York governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law or, to our knowledge, any Federal or New York court or any Delaware court acting pursuant to the Delaware General Corporation Law is required for the valid authorization, issuance and delivery of the Certificates, the valid authorization, execution

The Persons Listed on Annex A hereto             -4-        [_________ __,____]


         and delivery by the Company or NWA Corp. of, and the performance by the Company and NWA Corp. of their respective obligations under, the Basic Agreement, the Pass Through Trust Agreements and the Underwriting Agreement, except such as have been obtained and made under the Securities Act and the Trust Indenture Act and such as may be required under state securities laws or the Federal Aviation Act of 1958, as amended (the "Federal Aviation Act").

                  Our opinions set forth in paragraphs 1 and 3 above are subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law), an implied covenant of good faith and fair dealing and, in the case of indemnification and contribution provisions therein, considerations of public policy.

                  Our opinion is subject to the following additional qualifications:

                  (a) We express no opinion with respect to the rights of any party to collect or enforce, any insurance maintained by the Company, any proceeds thereof or payments or refunds of any premiums in respect thereof.

                  (b) We express no opinion with respect to matters governed by the Federal Aviation Act and the rules and regulations promulgated thereunder.

                  (c) The remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  We are members of the Bar of the State of New York and we do not express any opinion herein concerning any law other than the law of the State of New York, and the Delaware General Corporation Law.

                  This opinion letter is rendered to you in connection with the above described transactions. This opinion letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without our prior written consent.

                                             Very truly yours,

                                             SIMPSON THACHER & BARTLETT

                                                                         ANNEX A

[_______________], as Owner Participant

Wells Fargo Bank Northwest, National Association, as Owner Trustee

State Street Bank and Trust Company, as Indenture Trustee

State Street Bank and Trust Company of Connecticut, National Association, as
   Pass Through Trustee

Standard & Poor's Ratings Services

Moody's Investors Service, Inc.

                                          EXHIBIT B-2 TO PARTICIPATION AGREEMENT
                                          --------------------------------------


               [Form of Opinion of Cadwalader, Wickersham & Taft,
                Special Counsel for the Lessee and the Guarantor]



                                     [Date]


TO THE ADDRESSEES LISTED
     ON SCHEDULE A HERETO

                  Re:      Northwest Airlines, Inc.  [NW ____ __]
                           OPINION OF SPECIAL COUNSEL TO LESSEE AND GUARANTOR
                           ---------------------------------------------------

Gentlemen:

                  We have acted as special counsel for Northwest Airlines, Inc., a Minnesota corporation ("LESSEE") and Northwest Airlines Corporation, a Delaware corporation ("GUARANTOR"), in connection with the transactions contemplated by the Participation Agreement [NW ____ __], dated as of [___________ ___, ___] (the "PARTICIPATION AGREEMENT"), among Lessee, Guarantor, Wells Fargo Bank Northwest, National Association, as Owner Trustee under the Trust Agreement referred to therein, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee under each of the Pass Through Trust Agreements referred to therein, the Owner Participant named therein, State Street Bank and Trust Company, as Subordination Agent, and State Street Bank and Trust Company, as Indenture Trustee under the Indenture referred to therein. Capitalized terms used herein but not defined herein have the respective meanings given to them in or by reference to the Participation Agreement, unless the context otherwise requires. We are rendering this opinion letter to you at the request of Lessee pursuant to Section 4(a)(xi) of the Participation Agreement.

                  In rendering the opinions set forth below, we have examined and relied upon the originals, copies or specimens, certified or otherwise identified to our satisfaction, of the Transaction Documents (as defined below) and such certificates, corporate and public records, agreements and instruments and other documents, including, among other things, the documents delivered on the date hereof, as we have deemed appropriate as a basis for the opinions expressed below. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents, agreements and instruments submitted to us as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to us as copies or specimens, the authenticity of the originals of such documents, agreements and instruments submitted to us as copies or specimens, and the accuracy of the matters set forth in the documents, agreements and instruments we reviewed. We have also assumed that Lessee is an "air carrier" within the meaning of the Federal Aviation Act. As to any facts material to such opinions that were not known to us, we have relied upon statements and representations of officers and other representatives of Lessee, Guarantor and the other parties to the Operative Documents, and of public officials. Except as expressly set forth herein,

TO THE ADDRESSEES LISTED
   ON SCHEDULE A HERETO                    -2-               [_________ __,____]


we have not undertaken any independent investigation (including, without limitation, conducting any review, search or investigation of any public files, records or dockets) to determine the existence or absence of the facts that are material to our opinions, and no inference as to our knowledge concerning such facts should be drawn from our reliance on the representations and warranties of Lessee, Guarantor and the other parties to the Operative Documents contained in the Participation Agreement and the other Operative Documents (including, without limitation, in Sections 7 and 8 of the Participation Agreement) in connection with the preparation and delivery of this letter.

                  In particular, we have examined and relied upon:

                  A.       the Participation Agreement;
                  B.       the Lease;
                  C.       the Lease Supplement covering the Aircraft;
                  D.       the Trust Agreement;
                  E.       the Trust Supplement;
                  F.       the Trust Indenture;
                  G.       the Secured Certificates;
                  H.       the Tax Indemnity Agreement;
                  I.       the Purchase Agreement Assignment;
                  J.       the Bill of Sale;
                  K.       the FAA Bill of Sale; and
                  L.       the Guarantee.

                  Items A to L above are referred to in this letter as the "TRANSACTION DOCUMENTS". References in this letter to "APPLICABLE LAWS" shall mean those laws, rules and regulations of the State of New York which, in our experience, are normally applicable to transactions of the type contemplated by the Transaction Documents. References in this letter to the term "GOVERNMENTAL AUTHORITIES" means executive, legislative, judicial, administrative or regulatory bodies of the State of New York. References in this letter to the term "GOVERNMENTAL APPROVAL" means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to Applicable Laws.

                  We have also assumed that all documents, agreements and instruments have been duly authorized, executed and delivered by all parties thereto, that all such parties had the power and legal right to execute and deliver all such documents, agreements and instruments, and that such documents, agreements and instruments are (other than with respect to Lessee and Guarantor) valid, binding and enforceable obligations of such parties. As used herein, "to our knowledge", "known to us" or words of similar import mean the actual knowledge, without independent investigation, of any lawyer in our firm actively involved in the transactions contemplated by the Participation Agreement.

                  We express no opinion concerning the laws of any jurisdiction other than the laws of the State of New York and the federal laws of the United States of America.

                  Based upon and subject to the foregoing, and subject further to the assumptions, limitations and qualifications set forth below, we are of the opinion that:

TO THE ADDRESSEES LISTED
   ON SCHEDULE A HERETO                    -3-               [_________ __,____]


                  1. The execution and delivery by Lessee of the Participation Agreement, the Lease, the Lease Supplement covering the Aircraft, the Bill of Sale, the FAA Bill of Sale, the Tax Indemnity Agreement and the Purchase Agreement Assignment (collectively, the "LESSEE DOCUMENTS") and the performance by Lessee of its obligations thereunder (a) do not require any Governmental Approval to be obtained on the part of Lessee, except those that have been obtained and, to our knowledge, are in effect, and those required by the terms of the Operative Documents after the Delivery Date, and (b) do not result in a violation of any provision of any Applicable Laws applicable to Lessee.

                  2. The execution and delivery by Guarantor of its obligations under the Guarantee and the performance by Guarantor of its obligations thereunder (a) do not require any Governmental Approval to be obtained on the part of Guarantor, except those that have been obtained and, to our knowledge, are in effect, and those required by the terms of the Operative Documents after the Delivery Date, and (b) do not result in a violation of any provision of any Applicable Laws applicable to Guarantor.

                  3. Each of the Lessee Documents constitutes a legal, valid and binding agreement of Lessee, enforceable against Lessee in accordance with its terms and the Guarantee constitutes a legal, valid and binding agreement of Guarantor enforceable against Guarantor in accordance with its terms, in each case subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, receivership or other similar laws relating to or affecting creditors' or lessors' rights generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and requirements of commercial reasonableness, good faith and fair dealing, and to applicable laws which may affect the remedies provided in the Lease, which laws, however, do not, in our opinion, make the remedies provided in the Lease inadequate for the practical realization of the benefits provided thereby, except that no opinion is expressed as to the amount or priority of any recovery under any particular circumstances and, in particular, no opinion is expressed as to the effect on such remedies of Section 1-201(37) of the Uniform Commercial Code, as in effect in any jurisdiction, and except that the enforcement of rights with respect to indemnification may be limited by considerations of public policy.

                  4. Subject to the registration of the Aircraft with the Federal Aviation Administration in the name of the Owner Trustee, and assuming the due and timely filing or filing for recordation in accordance with the provisions of the Federal Aviation Act of (A) the FAA Bill of Sale, (B) the Lease, with the Lease Supplement covering the Aircraft, the Trust Indenture and the Trust Supplement attached thereto and made a part thereof, (C) the Trust Indenture, with the Trust Supplement attached thereto and made a part thereof,
(D) the Trust Agreement, and (E) the termination of the Mortgage, with respect to such portion of the Aircraft as is covered by the recording system established by the Federal Aviation Administration pursuant to Section 44107 of Title 49 of the United States Code by virtue of the same constituting an "aircraft" or an "aircraft engine" as defined in the Federal Aviation Act, no further filing or recording of any document (including any financing statement with respect to the Lease under Article 9 of the Uniform Commercial Code of Minnesota or Utah) is necessary in any applicable jurisdiction within the United States in order (x) to establish the Owner Trustee's title to such portion of the Aircraft as against Lessee or any third parties or (y) to create

TO THE ADDRESSEES LISTED
   ON SCHEDULE A HERETO                    -4-               [_________ __,____]


and perfect the Indenture Trustee's security interest in such portion of the Aircraft as against the Owner Trustee or any third parties. With respect to such portion of the Aircraft, if any, as may not be deemed to constitute an "aircraft" or "aircraft engine" as defined in the Federal Aviation Act, except for the filing of financing statements in the appropriate filing offices in the State of Utah and the State of Minnesota (as to the filing of which we refer you to the opinion of corporate counsel of Lessee, delivered to you on the date hereof) and the filing of periodic continuation statements with respect to such filings, as and when required, (x) under the federal laws of the United States and the laws of the State of New York, no filing or recording of any document (including any financing statement) is necessary under Article 9 of the Uniform Commercial Code in order to establish the Owner Trustee's title in such portion of the Aircraft as against Lessee and any third parties in any applicable jurisdiction within the United States, and (y) under the federal laws of the United States and the laws of the State of New York, no filing or recording of any document (including any financing statement) is necessary or advisable under
Article 9 of the Uniform Commercial Code in order to create or perfect the Indenture Trustee's security interest in such portion of the Aircraft as against the Owner Trustee and any third parties in any applicable jurisdiction within the United States.

                  In rendering the opinions expressed herein, we have relied exclusively, and without independent investigation, on the following opinions of counsel (being furnished to you today) as to all matters stated in such opinions (including the qualifications and exceptions therein): (i) the opinion of Crowe & Dunlevy, P.C., referred to in Section 4(a)(xv) of the Participation Agreement, and (ii) with respect to the opinions in paragraphs 4 above, the opinion of Ray, Quinney & Nebeker, referred to in Section 4(a)(xiii) of the Participation Agreement.

                  In addition, in rendering our opinions expressed herein, we have assumed that except for the filings and recordations contemplated or referred to herein, there are no filings or recordations with respect to the Aircraft (other than the previous recordation of title in the name of Lessee [and the Mortgage and a UCC-1 financing statement filed in the Office of the Secretary of State of the State of Minnesota on [___________], filing number [_________], naming Lessee as Debtor and [ _______________ ], as Secured Party (as to which a UCC-3 termination statement is being filed on the date hereof))], the Lease, the Lease Supplement covering the Aircraft, the Trust Agreement, the Trust Supplement or the Trust Indenture with the Federal Aviation Administration, or of Uniform Commercial Code financing statements naming the Owner Trustee as a debtor in the filing offices of the Secretary of State of the State of Utah or in any other filing office in the State of Utah or in the filing offices of the Secretary of State of the State of Minnesota or in any other filing office in the State of Minnesota. We have also assumed that each of the documents and Uniform Commercial Code financing statements referred to in Paragraph 4 above to be recorded with the Federal Aviation Administration or filed with the appropriate filing office in the State of Minnesota and the State of Utah was in due form for such recording or filing and that each of the above-mentioned documents has been duly and timely recorded or filed, as the case may be, under the Federal Aviation Act and under the laws of the State of Minnesota and the State of Utah. Except as expressly set forth in paragraph 4 above, we express no opinion as to the right, title or interest in or to the Trust Estate or the Trust Indenture Estate on the part of any Person. We express no opinion herein as to: (A) any section of any Operative Document relating to concepts of "severability" of certain provisions in such Operative Document; (B) any provision in any Operative Document insofar as it constitutes: (i)

TO THE ADDRESSEES LISTED
   ON SCHEDULE A HERETO                    -5-               [_________ __,____]


a waiver of FORUM NON CONVENIENS in respect of any court other than the Supreme Court of the State of New York; or (ii) a waiver of the right to object to improper venue in respect of any court other than the Supreme Court of the State of New York; (C) the effect of any law of any jurisdiction (other than the State of New York) wherein the Owner Trustee or any assignee of the Owner Trustee may be located that limits rates of interest, fees or other charges that may be charged by the Owner Trustee or such assignee; and (D) any provision contained in the Operative Documents relating to jurisdiction or service of process other than in respect of the courts of the State of New York or the courts of the United States of America located in the State of New York. Moreover, the opinions expressed herein relating to the enforceability of any agreement or instrument are subject to the further qualification that no opinion is expressed as to the specific remedy or remedies that any court, governmental authority, board of arbitration or arbitrator may grant, impose or render under particular circumstances. In particular, no opinion is expressed concerning the availability of equitable remedies, as such, for the enforcement of any provision of any such agreement or instrument.

                  Finally, we call to your attention that, in connection with our opinions expressed above, we do not purport to be experts with respect to, or express any opinion concerning, aviation law or other laws, rules or regulations applicable to the particular nature of the equipment acquired by the Owner Trustee, as contemplated in the Participation Agreement, and which may require the consent or approval of, the giving of notice to, the registration with or the taking of any other action in respect of, any federal or state governmental authority in connection with the operation or maintenance of such equipment on an ongoing basis, in accordance with the Owner Trustee's, Lessee's or Guarantor's undertakings in the Operative Documents. Further, we do not purport to give any opinion regarding the securities laws in any jurisdiction or with respect to the Employee Retirement Income Security Act of 1974, as amended. All references in this opinion letter to federal laws are to the federal laws of the United States of America. We express no opinions except as expressly set forth herein, and no opinion is implied or may be inferred beyond the opinions expressly stated herein.

                  We are furnishing this opinion letter to you solely for your benefit in connection with the transactions referred to herein. This opinion letter is not to be relied upon, used, circulated, quoted or otherwise referred to by any person or entity for any other purpose without our prior written consent. In addition, we disclaim any obligation to update this opinion letter for changes in fact or law, or otherwise.

                                         Very truly yours,

                                   SCHEDULE A

[____________], as Owner Participant

State Street Bank and Trust Company of Connecticut, National Association, as
   Pass Through Trustee

Wells Fargo Bank Northwest, National Association, as Owner Trustee

State Street Bank and Trust Company, as Indenture Trustee

Standard & Poor's Ratings Services

Moody's Investors Service, Inc.

Salomon Smith Barney Inc.

J.P. Morgan Securities Inc.

Credit Suisse First Boston Corporation

Deutsche Banc Alex. Brown Inc.

Morgan Stanley & Co. Incorporated

U.S. Bancorp Piper Jaffray Inc.

Landesbank Hessen-Thuringen Girozentrale

                                          EXHIBIT B-3 TO PARTICIPATION AGREEMENT
                                          --------------------------------------

                         [Form of Opinion of Northwest]




                                     [Date]



TO THE ADDRESSEES LISTED
     ON SCHEDULE A HERETO

                  Re:      Northwest Airlines, Inc.  [NW ____ __]
                           OPINION OF COUNSEL TO LESSEE AND GUARANTOR
                           ------------------------------------------

Gentlemen:

                  I act as legal counsel for Northwest Airlines, Inc., a Minnesota corporation ("LESSEE"), and Northwest Airlines Corporation, a Delaware corporation ("GUARANTOR"), and in such capacity am familiar with the transactions contemplated by the Participation Agreement [NW ____ __], dated as of [________ __, ___] (the "PARTICIPATION AGREEMENT"), among Lessee, Guarantor, Wells Fargo Bank Northwest, National Association, as Owner Trustee under the Trust Agreement referred to therein, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee under each of the Pass Through Trust Agreements referred to therein, the Owner Participant named therein, State Street Bank and Trust Company, as Subordination Agent, and State Street Bank and Trust Company, as Indenture Trustee under the Indenture referred to therein. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in or by reference to the Participation Agreement, unless the context otherwise requires. This opinion is delivered pursuant to Section 4(a)(xi) of the Participation Agreement.

                  In rendering this opinion, I, or lawyers under my direction, have examined, among other things, executed counterparts of the Participation Agreement, the Lease, the Lease Supplement covering the Aircraft, the Trust Agreement, the Trust Supplement, the Trust Indenture, the Secured Certificates, the Tax Indemnity Agreement, the Purchase Agreement Assignment, the Bill of Sale, the FAA Bill of Sale and the Guarantee. As to any facts material to my opinions expressed herein, I have relied upon the representations and warranties contained in the Operative Documents (including, without limitation, in Sections 7 and 8 of the Participation Agreement) and upon originals or copies (certified or otherwise identified to my satisfaction) of such corporate records, documents and other instruments as, in my judgment, are necessary or appropriate to enable me to render this opinion. I have assumed, and have not independently verified, the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the conformity with the originals of all documents submitted to me as copies, and the accuracy of all factual statements of parties made on or before the date hereof (and have relied thereon as I have deemed appropriate).

To The Addressees Listed
   On Page 1 Hereof
[_________ __,____]
Page 2



                  Based upon and subject to the foregoing, and subject further to the assumptions, limitations and qualifications set forth below, it is my opinion that:

                  1. Lessee is a corporation duly organized and validly existing pursuant to the laws of the State of Minnesota, has the corporate power and authority to carry on its business as now conducted and to enter into and perform its obligations under the Participation Agreement, the Lease, the Lease Supplement covering the Aircraft, the Bill of Sale, the FAA Bill of Sale, the Tax Indemnity Agreement and the Purchase Agreement Assignment (collectively, the "LESSEE DOCUMENTS"), and is duly qualified to transaction business in each jurisdiction in which the conduct of its business requires such qualification, except to the extent that the failure to be so qualified would not have a material adverse effect on Lessee and its subsidiaries, taken as a whole. Lessee is a Certificated Air Carrier. Guarantor is a corporation duly organized and validly existing pursuant to the laws of the State of Delaware and has the corporate power and authority to enter into and perform its obligations under the Guarantee.

                  2. The execution, delivery and performance of the Lessee Documents by Lessee and of the Guarantee by Guarantor have been duly authorized by all necessary corporate action on the part of Lessee and Guarantor, as the case may be, do not require any approval of stockholders of Lessee or Guarantor, as the case may be, or, to my knowledge after due inquiry and investigation, any approval or consent of any trustee of holders of any indebtedness or obligations of Lessee or Guarantor, as the case may be (other than any such approval or consent as has been obtained), and the execution and delivery of any thereof by Lessee or Guarantor, as the case may be, nor the performance by Lessee or Guarantor, as the case may be, of its obligations thereunder does not (A) violate any law, governmental rule or regulation or, to my knowledge after due inquiry and investigation, judgment or order applicable to or binding on Lessee or Guarantor, as the case may be, or (B) to my knowledge after due inquiry and investigation, violate or result in any breach of, or constitute any default under or result in the creation of any Lien (other than Permitted Liens) upon any property of Lessee or Guarantor, as the case may be, under, (i) Lessee's or Guarantor's corporate charter or by-laws or (ii) any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, or any other agreement or instrument, or permit issued by any Minnesota or United States governmental authority to which Lessee or Guarantor, as the case may be, is a party or by which Lessee or Guarantor, as the case may be, or its properties may be bound or affected.

                  3. Neither the execution and delivery by Lessee of any of the Lessee Documents or by Guarantor of the Guarantee, nor the performance by Lessee or Guarantor of their respective obligations thereunder, requires the consent or approval of, or the giving of notice to, or the registration with, or the taking of any other action in respect of, any federal or state governmental authority in the United States, except for (A) the registration of the Aircraft (including the placement on board of the owner's copy of the application for registration of the Aircraft and, if necessary, a flying time wire), recordations, and other actions referred to in

To The Addressees Listed
   On Page 1 Hereof
[_________ __,____]
Page 3


Paragraph 5 below, and (B) such consents, approvals, notices, registrations and other actions required by the terms of the Lessee Documents or the Guarantee after the Delivery Date.

                  4. The Guarantee has been duly entered into and delivered by Guarantor, and each of the Lessee Documents has been duly entered into and delivered by Lessee.

                  5. Subject to the registration of the Aircraft with the Federal Aviation Administration in the name of the Owner Trustee, and assuming the due and timely filing for recordation in accordance with the provisions of the Federal Aviation Act of (A) the FAA Bill of Sale, (B) the Lease, with the Lease Supplement covering the Aircraft, the Trust Indenture and the Trust Supplement attached thereto and made a part thereof, (C) the Trust Indenture, with the Trust Supplement attached thereto and made a part thereof, (D) the Trust Agreement, and (E) the termination of the Mortgage, with respect to such portion of the Aircraft as is covered by the recording system established by the Federal Aviation Administration pursuant to Section 44107 of Title 49 of the United States Code by virtue of the same constituting an "aircraft" or an "aircraft engine" as defined in the Federal Aviation Act, no further filing or recording of any document (including any financing statement with respect to the Lease under Article 9 of the Uniform Commercial Code of Minnesota or Utah) is necessary in any applicable jurisdiction within the United States in order (x) to establish the Owner Trustee's title to such portion of the Aircraft as against Lessee or any third parties or (y) to create and perfect the Indenture Trustee's security interest in such portion of the Aircraft as against the Owner Trustee or any third parties. With respect to such portion of the Aircraft, if any, as may not be deemed to constitute an "aircraft" or "aircraft engine," as defined in the Federal Aviation Act, except for the filing of financing statements in the appropriate filing offices in the State of Utah and the State of Minnesota, which filing has been made, and the filing of periodic continuation statements with respect to such filings, as and when required, (x) under Minnesota law no filing or recording of any document (including any financing statement) is necessary under Article 9 of the Uniform Commercial Code in order to establish the Owner Trustee's title in such portion of the Aircraft as against Lessee and any third parties in any applicable jurisdiction within the United States, and (y) under Minnesota law no filing or recording of any document (including any financing statement) is necessary under Article 9 of the Uniform Commercial Code in order to create or perfect the Indenture Trustee's security interest in such portion of the Aircraft as against the Owner Trustee and any third parties in any applicable jurisdiction within the United States.

                  6. Under Minnesota law the transfer to the Owner Trustee of title to the Aircraft and the contemporaneous lease of the Aircraft to Lessee under circumstances involving fair consideration but not involving an ostensible surrender of possession of the Aircraft by Lessee is not void against or voidable by present or subsequent creditors of Lessee by reason thereof.

                  7. There are no legal or governmental proceedings pending or, to the best of my knowledge, threatened to which Lessee or Guarantor or any of their respective subsidiaries is a party or to which any of the properties of Lessee or Guarantor or any of their respective subsidiaries is subject other than those proceedings summarized in the Guarantor's publicly filed

To The Addressees Listed
   On Page 1 Hereof
[_________ __,____]
Page 4


annual, quarterly and other reports filed with the Securities and Exchange Commission, and proceedings which I believe would not reasonably be expected to have a material adverse effect on Lessee and its subsidiaries, taken as a whole, or on the power or ability of Lessee to perform its obligations under the Lessee Documents.

                  In rendering the opinions expressed herein, I have relied exclusively, and without independent investigation, on the opinion (being furnished to you today) of (i) Crowe & Dunlevy, P.C., referred to in Section 4(a)(xv) of the Participation Agreement and (ii) with respect to the opinion in paragraph 5 above, Ray, Quinney & Nebeker, referred to in Section 4(a)(xiii) of the Participation Agreement, as to all matters stated in such opinions, including the qualifications and exceptions therein.

                  In addition, in rendering the opinions expressed herein, I have assumed that each agreement referred to herein constitutes the legal, valid and binding obligation of each party thereto, other than Lessee and Guarantor, enforceable against each such party in accordance with its terms. I have also assumed that, except for the filings and recordations contemplated or referred to herein, there are no filings or recordations with respect to the Aircraft (other than the previous recordation of title in the name of Lessee) [and the Mortgage and a UCC-1 financing statement filed in the Office of the Secretary of State of the State of Minnesota on [___________], filing number [_________], naming Lessee as Debtor and [ _______________ ], as Secured Party (as to which a UCC-3 termination statement is being filed on the date hereof))], the Lease, the Lease Supplement covering the Aircraft, the Trust Agreement, the Trust Supplement or the Trust Indenture with the Federal Aviation Administration not shown on the indices of filed but unrecorded documents maintained by the Federal Aviation Administration and made available to Crowe & Dunlevy, P.C., for purposes of their aforesaid opinion, or of Uniform Commercial Code financing statements naming the Owner Trustee as a debtor in the filing offices of the Secretary of State of the State of Utah or in any other filing office in the State of Utah or in the filing offices of the Secretary of State of the State of Minnesota or in any other filing office in the State of Minnesota. I have further assumed that each of the documents and Uniform Commercial Code financing statements referred to in Paragraph 5 above to be recorded with the Federal Aviation Administration or filed with the appropriate filing office in the State of Utah was in due form for such recording or filing and that each of such documents has been duly and timely recorded or filed, as the case may be, under the Federal Aviation Act and under the laws of the State of Utah.

                  I am qualified to practice law in the State of Minnesota, and I do not purport to be an expert on, or to express any opinion concerning, any laws except the laws of the State of Minnesota, the Delaware General Corporation Law and the federal laws of the United States. Further, I do not purport to give any opinion regarding the securities laws in any jurisdiction or with respect to the Employee Retirement Income Security Act of 1974, as amended. All references in this opinion to federal laws are to the Federal laws of the United States.

To The Addressees Listed
   On Page 1 Hereof
[_________ __,____]
Page 5


                  I assume no obligations to supplement the opinions expressed herein if any applicable laws change after the date hereof or if I become aware of any facts that might change such opinions after the date hereof.

                  I express no opinions except as expressly set forth herein, and no opinion is implied or may be inferred beyond the opinions expressly stated herein. This opinion is being delivered for your sole benefit and no other person or entity shall be entitled to rely upon this opinion without my express written consent.

                                      Very truly yours,

                                      NORTHWEST AIRLINES, INC.

                                      _____________________________________

                                      _____________________________________
                                      Associate General Counsel

                                   SCHEDULE A

[_________________], as Owner Participant

Wells Fargo Bank Northwest, National Association, as Owner Trustee

State Street Bank and Trust Company of Connecticut, National Association, as
   Pass Through Trustee

State Street Bank and Trust Company, as Indenture Trustee

Standard & Poor's Ratings Services

Moody's Investors Service, Inc.

Salomon Smith Barney Inc.

J.P. Morgan Securities Inc.

Credit Suisse First Boston Corporation

Deutsche Banc Alex. Brown Inc.

Morgan Stanley & Co. Incorporated

U.S. Bancorp Piper Jaffray Inc.

Landesbank Hessen-Thuringen Girozentrale

                                  [FOR A319'S]

                                            EXHIBIT C TO PARTICIPATION AGREEMENT
                                            ------------------------------------

        [Form of opinion of counsel to the Supplier and the Manufacturer]



                              [_____________, ____]


To the Addressees Listed
IN THE ATTACHED SCHEDULE

         Re:      Airbus [A319-113/114] Aircraft
                  Manufacturer's Serial No. [________]
                  REGISTRATION NO. N[_____] (THE "AIRCRAFT")
                  ------------------------------------------

Dear Sirs:

We have acted as special French counsel for Airbus Industrie G.I.E. ("Airbus") and AVSA S.A.R.L. ("AVSA") in connection with the sale of the Aircraft by AVSA to Northwest Airlines, Inc. ("Northwest").

We have examined a facsimile copy of:

         (a) an executed Manufacturer Consent and Agreement to Assignment of Warranties [NW _____], dated [______________], made by Airbus;

         (b) an executed Supplier Consent and Agreement to Assignment of Warranties [NW ______], dated [______________], made by AVSA;

         (c) a document executed both in the English language as "French Pledge Agreement" and in the French language as "CONVENTION DE NANTISSEMENT DE CREANCES" (collectively referred to as the "CONVENTION DE NANTISSEMENT DE CREANCES"), dated the date hereof made between Wells Fargo Bank Northwest, National Association, as Owner Trustee and State Street Bank and Trust Company, as Indenture Trustee;

         (d) a Bill of Sale dated [___________] executed by AVSA in favour of Northwest; and

         (e) an FAA Bill of Sale dated [___________] executed by AVSA in favour of Northwest;

(documents (a) through (e) hereinafter referred to as the "Documents").

To The Addressees Listed
   On Page 1 Hereof
[_________ __,____]
Page 2



Based on the foregoing, and such other documents, records and other instruments as we have deemed it necessary or appropriate for the purposes of this opinion, and assuming the Document to have been duly executed by the parties thereto, we are of the opinion that, subject to the qualifications set out below:

1. Airbus is a GROUPEMENT D'INTERET ECONOMIQUE duly organized and existing under the laws of the French Republic, and has the power and authority to carry on its business as now conducted. The present members of Airbus are (i) EADS Airbus GmbH (formerly known as Daimler-Chrysler Aerospace Airbus GmbH), (ii) EADS Construcciones Aeronauticas S.A. (formerly known as Construcciones Aeronauticas S.A.), (iii) EADS Airbus S.A. (formerly known as Aerospatiale Matra Airbus S.A.) and (iv) Airbus UK Limited, and each of such corporations is, without the need to proceed against any collateral security for the indebtedness of Airbus or to take any other legal action or process (except for service on Airbus by HUISSIER of notice to perform and subsequent failure by Airbus to do so), jointly and severally liable with the other members for the debts of Airbus arising out of obligations contracted by Airbus while such corporation is a member of Airbus, including those arising under each Document, and will remain so liable even after such corporation ceases to be a member of Airbus after such Document is entered into; PROVIDED such Document is not modified without its consent after it has ceased to be a member.

2. AVSA is a SOCIETE A RESPONSABILITE LIMITEE duly established and existing under the laws of the French Republic and has the power and authority to carry on its business as now conducted.

3. Each of Airbus and AVSA has full power and authority to enter into and to execute, deliver and perform its obligations under those of the Documents to which it is a party; such obligations are legal, valid and binding upon them, respectively, are enforceable in accordance with their respective terms and rank PARI PASSU with the other unsecured obligations of Airbus or AVSA, as the case may be.

4. Assuming that under New York law, the Indenture Trustee would be entitled to take proceedings in its own name and on its own account to recover from the Owner Trustee the full amount of all amounts secured by the CONVENTION DE NANTISSEMENT DE CREANCES, the CONVENTION DE NANTISSEMENT DE CREANCES (i) duly creates for the benefit of the Indenture Trustee the security interests which the CONVENTION DE NANTISSEMENT DE CREANCES purports to create and the Indenture Trustee is entitled to the benefits and security afforded thereby (ii) subject to the registration and "HUISSIER" requirements of paragraph 9(d) hereof and the observation set forth in paragraph 9(f) hereof, and with respect to non-monetary claims, should be effective as against Airbus, AVSA and third parties to perfect the pledge of the obligations of Airbus and AVSA that are the subject of the CONVENTION DE NANTISSEMENT DE CREANCES and (iii) subject to the registration and "HUISSIER" requirements of paragraph 9(d) hereof, and with respect to monetary claims, would be effective as against Airbus, AVSA and third parties to perfect the pledge of the

To The Addressees Listed
   On Page 1 Hereof
[_________ __,____]
Page 3


         obligations of Airbus and AVSA that are the subject of the CONVENTION DE NANTISSEMENT DE CREANCES.

5. All actions, authorizations, approvals, consents, conditions and things required at law to be taken, fulfilled and done to authorize the execution, delivery and performance by Airbus and AVSA of those of the Documents to which they respectively are party have been taken, obtained, fulfilled and done; and no consents under any exchange control laws, rules or regulations of the French Republic are necessary in connection therewith.

6. Neither the execution and delivery and performance of the Documents to which Airbus and AVSA respectively are a party, nor the consummation of the transactions contemplated thereby, contravenes or violates any law, judgment, governmental rule, regulation or order applicable to or binding on Airbus or AVSA.

7. No French value added tax was due upon the transfer of title in the Aircraft from AVSA to Northwest.

8. Under the laws of the French Republic, Airbus and AVSA are subject to private commercial law and to suit, and neither Airbus nor AVSA, nor their respective properties have any immunity from the jurisdiction of any court or any legal process (whether through service of notice, attachment prior to notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise), except that, with respect to
         Airbus:

         (a) to the extent that Airbus occupies or possesses any property by virtue of any license or grant from the French State, such property and the title of Airbus thereto may be immune from suit or execution on the grounds of sovereignty, and

         (b) suit and execution against Airbus or its property may be affected by action taken by the French public authorities in the interests of national defense or on the occurrence of exceptional circumstances of paramount importance to the national interest of France, as such concept is understood under the Constitution, laws and regulations of France.

9. In connection with the obligations of Airbus and AVSA under the Documents, this opinion must be read subject to the following qualifications and observations as to French law:

         (a) the remedy of specific performance may not be available in a French court;

         (b) the enforcement of any of the Documents may be limited by applicable bankruptcy, insolvency, or similar arrangements, or by moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally;

To The Addressees Listed
   On Page 1 Hereof
[_________ __,____]
Page 4


         (c) in respect of payment obligations, a French court has power under Article 1244-1 of the French Civil Code to grant time to a debtor (not in excess of two years), taking into account the position of the debtor and the economic circumstances;

         (d) in order to ensure the validity as against third parties of the pledge ("NANTISSEMENT") created by the "CONVENTION DE NANTISSEMENT DE CREANCES" in accordance with the provisions of
                  Article 2075 of the French Civil Code, it is necessary for the "CONVENTION DE NANTISSEMENT DE CREANCES" to be registered with the French tax administration, involving payment of a stamp duty of a nominal amount. In addition, the "NANTISSEMENT" created by the "CONVENTION DE NANTISSEMENT DE CREANCES" will need to be served on each of Airbus and AVSA by "HUISSIER", in accordance with the provisions of Article 2075 of the French Civil Code. We have been instructed by the Indenture Trustee to carry out the above formalities on its behalf, which we intend to do on receipt of the executed originals of the CONVENTION DE NANTISSEMENT DE CREANCES. We anticipate that there will be no difficulty in accomplishing these formalities;

         (e) in the event of any proceedings being brought in a French court in respect of a monetary obligation expressed to be payable in a currency other than French Francs or euros, a French court would probably give judgment expressed as an order to pay, not such currency, but its French Franc or euro equivalent at the time of payment or enforcement of judgment. With respect to a bankruptcy, insolvency, liquidation, moratorium, reorganization, reconstruction or similar proceedings, French law may require that all claims or debts be converted into French Francs or euros at an exchange rate determined by the court at a date related thereto, such as the date of commencement of a winding-up;

         (f) pledges over non monetary claims are unusual under French law. In principal, pledges over claims of this type should be effective against Airbus, AVSA and third parties but in the absence of case law, there is a lack of certainty about the Pledge being effective;

         (g) a determination or certificate as to any matter provided for in the Documents might be held by a French court not to be final, conclusive or binding, if such determination or certificate could be shown to have an unreasonable, incorrect or arbitrary basis or not to have been given or made in good faith;

         (h) claims may become barred by effluxion of time or may be or become subject to defense of set-off or counterclaim;

         (i) a French court may stay proceedings if concurrent proceedings are being brought elsewhere;

To The Addressees Listed
   On Page 1 Hereof
[_________ __,____]
Page 5


         (j) we express no opinion as to whether any provision in the Documents conferring a right of set-off or similar right would be effective against a liquidator or a creditor; and

         (k) our opinion as to the enforceability of the Documents relates only to their enforceability in France in circumstances where the competent French court has and accepts jurisdiction. The term "enforceability" refers to the legal character of the obligations assumed by the parties under the documents, i.e., that they are of a character which French law enforces or recognizes. It does not mean that the Documents will be enforced in all circumstances or in foreign jurisdictions or by or against third parties or that any particular remedy will be available.

In rendering the foregoing opinions, we have assumed that the Documents, other than the CONVENTION DE NANTISSEMENT DE CREANCES, constitute the legal, valid and binding obligations of the parties under New York law.

We are qualified as French Avocats.

No opinion is expressed herein as to laws other than the laws of the French Republic as of the date hereof. The opinion is for your use and that of no one else, and is limited to (i) the matter specifically mentioned herein, and (ii) the purpose set out above.

                                        Yours sincerely,

                                    SCHEDULE
                                    --------

Northwest Airlines, Inc.
Northwest Airlines Corporation
Wells Fargo Bank Northwest, National Association, not in its individual capacity but solely as Owner Trustee
State Street Bank and Trust Company, not in its individual capacity but solely as Indenture Trustee
State Street Bank and Trust Company of Connecticut, National Association, as
    Pass Through Trustee
[_________________], as Owner Participant
Standard & Poor's Ratings Services
Moody's Investors Service, Inc.
Salomon Smith Barney Inc.
J.P. Morgan Securities Inc.
Credit Suisse First Boston Corporation
Deutsche Banc Alex. Brown Inc.
Morgan Stanley & Co. Incorporated
U.S. Bancorp Piper Jaffray Inc.
Landesbank Hessen-Thuringen Girozentrale

                             [FOR 757'S AND 747'S]

                                            EXHIBIT C TO PARTICIPATION AGREEMENT
                                            ------------------------------------

            [Form of opinion of in-house counsel to the Manufacturer]




_______________, ____



To the Addressees Listed
     in the Attached Schedule

                  Subject: One Boeing Model [757-351] [747-451] Aircraft Bearing Manufacturer's Serial No. ________
                               ----------------------------------------------


Ladies and Gentlemen:

I am an attorney employed by The Boeing Company ("Boeing") and I am licensed to practice law in the State of Washington. As such, I have represented Boeing in connection with the sale of the Boeing Model [757-351] [747-451] aircraft bearing Manufacturer's Serial No. _________ (including the engines installed thereon but excluding equipment furnished by Northwest Airlines Inc. ("Northwest") (the "Aircraft")), pursuant to [Purchase Agreement No. 2159] [Purchase Agreement No. 1630] between Boeing and Northwest, dated [January 16, 2001] [December 1, 1989], as subsequently amended (the "Purchase Agreement") and as assigned by the Purchase Agreement Assignment [NW ____ _], dated as of [______] with respect to the Aircraft between Northwest, as Assignor, and Wells Fargo Bank Northwest, National Association, not in its individual capacity but solely as Owner Trustee, as Assignee (the "Purchase Agreement Assignment").

For the purpose of this opinion, I have examined and relied upon originals, or copies certified to my satisfaction, of the Purchase Agreement and of the Consent and Agreement [NW ____ _], dated as of [_____] to the Purchase Agreement Assignment executed by Boeing (the "Consent and Agreement").

I have also examined such other documents and records as I have deemed relevant or necessary for the purpose of giving this opinion. Based upon such examination, I am of the opinion that:

         (a) Boeing is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Delaware.

         (b) The Purchase Agreement and the Consent and Agreement have been duly authorized, executed and delivered by, and constitute the legal, valid, and binding obligations of Boeing enforceable against it in accordance with the respective terms thereof, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights in general and except as the enforceability of such obligations may be subject to general principles of equity.

         (c) Boeing has the full power, authority, and legal right to enter into and perform its obligations under the Purchase Agreement and the Consent and Agreement and Boeing's execution, performance, and delivery of such documents have been duly authorized by all necessary corporate action, and do not contravene the Restated Certificate of Incorporation or by-laws of Boeing, or any indenture, mortgage, contract, instrument, or other agreement, in each case known to me, to which Boeing is a party or by which it or any of its properties is bound.

With respect to the conclusions set forth herein, I express no opinion as to any laws other than the laws of the State of Washington, the corporate laws of the State of Delaware, and the federal laws of the United States.

Very truly yours,


___________________________
Counsel

                                    SCHEDULE
                                    --------


Northwest Airlines, Inc.
Northwest Airlines Corporation
Wells Fargo Bank Northwest, National Association, not in its individual capacity but solely as Owner Trustee
State Street Bank and Trust Company, not in its individual capacity but solely as Indenture Trustee
State Street Bank and Trust Company of Connecticut, National Association, as
    Pass Through Trustee
[_________________], as Owner Participant
Standard & Poor's Ratings Service
Moody's Investors Service, Inc.
Salomon Smith Barney Inc.
J.P. Morgan Securities Inc.
Credit Suisse First Boston Corporation
Deutsche Banc Alex. Brown Inc.
Morgan Stanley & Co. Incorporated
U.S. Bancorp Piper Jaffray Inc.
Landesbank Hessen-Thuringen Girozentrale

                                            EXHIBIT D TO PARTICIPATION AGREEMENT
                                            ------------------------------------


                   [Form of Opinion of Ray, Quinney & Nebeker]



                             [__________ ___, ____]




TO THE ADDRESSEES LISTED
     ON SCHEDULE A HERETO:

                  Re:      NORTHWEST AIRLINES, INC.  [NW ____ __]
                           --------------------------------------

Dear Sir or Madam:

                  We have acted as special counsel for Wells Fargo Bank Northwest, National Association, a national banking association, in its individual capacity ("Wells Fargo") and in its capacity as trustee (the "Owner Trustee") under the Trust Agreement [NW ____ __] dated as of [____________] (the "Trust Agreement") between Wells Fargo and [________________], as beneficiary (the "Owner Participant"), in connection with the transactions contemplated by the Participation Agreement (as defined below). Except as otherwise defined herein, the terms used herein shall have the meanings specified in, or by reference in, Section 13 of the Participation Agreement [NW ____ __], dated as of [____________] among the Owner Participant, Wells Fargo, not in its individual capacity except as provided therein, but as Owner Trustee, Northwest Airlines, Inc., as Lessee, Northwest Airlines Corporation, as Guarantor, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity except as expressly provided therein, but solely as Pass Through Trustee under each of the Pass Through Agreements, State Street Bank and Trust Company, as Subordination Agent and State Street Bank and Trust Company, as Indenture Trustee (the "Participation Agreement"). This opinion is furnished pursuant to Section 4(a)(xiii) of the Participation Agreement.

                  We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records and other instruments as we have deemed necessary or advisable for the purpose of rendering this opinion.

                  Based upon the foregoing, we are of the opinion that:

                  (1) Wells Fargo is a national banking association duly organized, validly existing and in good standing under the laws of the United States, is a "citizen of the United States" within the meaning of Section 40102(a)(15) of the Act and has the full power and authority to enter into and perform its obligations under the Trust Agreement and each other Operative Document to which it, in its individual capacity or as Owner Trustee, as the case may be, is a party and, as Owner Trustee, to issue, execute, and deliver and perform the Secured Certificates.

TO THE ADDRESSES LISTED
   ON SCHEDULE HERETO                    -2-                 [_________ __,____]



                  (2) The Owner Trustee is the duly appointed trustee under the Trust Agreement and the Trust Agreement creates a legal and valid trust under the laws of the State of Utah; the trust created by the Trust Agreement has been duly created and exists for the benefit of the Owner Participant, and the Trust Agreement creates for the benefit of the Owner Participant the rights and interests in the Trust Estate which the Trust Agreement by its terms purports to create; and assuming the Trust Agreement was properly authorized, executed and delivered by the Owner Participant and that the terms of the Trust Agreement are not in violation of any laws, documents, judgments, regulations or other provisions applicable to the Owner Participant, the Trust Agreement constitutes, under the laws of the State of Utah, a legal, valid and binding obligation of the Owner Participant enforceable against the Owner Participant in accordance with its terms.

                  (3) The Trust Agreement, the Participation Agreement, and each other Operative Document to which Wells Fargo or the Owner Trustee, as the case may be, is a party, and the Secured Certificates, have been duly authorized, executed and delivered by Wells Fargo, or the Owner Trustee, as the case may be, and assuming due authorization, execution and delivery by the other parties thereto is a legal, valid and binding obligation of Wells Fargo, or the Owner Trustee, as the case may be, enforceable in accordance with their respective terms.

                  (4) The execution and delivery by Wells Fargo of the Trust Agreement and the Participation Agreement and the execution and delivery by the Owner Trustee of the Operative Documents to which it is a party is not, and the performance by Wells Fargo, or the Owner Trustee, as the case may be, of its respective obligations under each such agreements will not be, inconsistent with the articles of association or by-laws of Wells Fargo, do not and will not contravene any federal law or law of the State of Utah, or any rule or regulation of the State of Utah or the federal governmental rule, or any judgment or order of which we have knowledge and which is applicable to it and do not and will not contravene any provision of, or result in the creation of any lien upon any property of Wells Fargo, or constitute a default under, any indenture, mortgage, contract or other instrument of which we have knowledge and to which Wells Fargo or the Owner Trustee is a party or by which either is bound or require the consent or approval of, the giving of notice to, or the registration with, or the taking of any action in respect of, or under federal law or the laws of the State of Utah or any subdivision or agency thereof.

                  (5) There are no fees, taxes or other charges, except taxes imposed on fees payable to Wells Fargo, required to be paid under the laws, ordinances or regulations of the State of Utah or any political subdivision thereof, including, without limitation, Salt Lake City, in connection with the execution, delivery or performance by the Lessee, Owner Trustee, Indenture Trustee or any Participant of the Operative Documents solely because Wells Fargo, or the Owner Trustee as the case may be, performs certain of its obligations under the Operative Documents in the State of Utah.

                  (6) To our knowledge, there are no pending or threatened actions or proceedings against or affecting Wells Fargo or the Owner Trustee, as the case may be,

TO THE ADDRESSES LISTED
   ON SCHEDULE HERETO                    -3-                 [_________ __,____]



         before any court, governmental authority or administrative agency which, if adversely determined, could materially adversely affect the right, power or ability, either in its individual capacity or as Owner Trustee, or both, as the case may be, to enter into or perform its obligations under the Operative Documents.

                  (7) The Trust Indenture (or financing statements or other notices with respect thereto) has been filed for record or recorded with the Division of Corporations and Commercial Code in the State of Utah and such offices are all the places in the State of Utah wherein such filing or recordation is necessary and no other actions or filings are necessary in the State of Utah to perfect the lien and security interest of the Indenture Trustee in the Trust Estate as against creditors of or purchasers from the Owner Trustee or the Lessee, or both.

                  (8) The Owner Trustee has received such right, title and interest in and to the Aircraft as was conveyed to the Owner Trustee on the date hereof, subject to (i) the rights of the Lessee under the Lease and the Lease Supplement; (ii) the beneficial interest of the Owner Participant in the Aircraft; and (iii) the Lien created pursuant to the Trust Indenture and the Trust Indenture Supplement; and to our knowledge there exist no Liens affecting the right, title or interest of the Owner Trustee in and to the Trust Estate resulting from claims against Wells Fargo, not related to the ownership of the Trust Estate or the administration of the Trust Estate or any other transaction contemplated by the Operative Documents.

                  (9) Assuming that (i) the Aircraft is not physically located in the State of Utah at the commencement or termination of the Term,
         (ii) in connection with any sale of the Aircraft, such Aircraft will not be physically delivered in the State of Utah to a buyer, (iii) the Aircraft will be sold or leased for use in interstate commerce, and
         (iv) the trust created by the Trust Agreement is treated as a grantor trust under subpart E, Part 1 of Subchapter J of the Internal Revenue Code of 1986, as amended, there are no fees, taxes or other charges (except taxes imposed on fees payable to the Owner Trustee) payable to the State of Utah or any political subdivision thereof in connection with the execution, delivery or performance by the Owner Trustee, the Indenture Trustee, the Lessee or any Participant of the Operative Documents or in connection with the making by the Owner Participant of its investment in the Aircraft or its acquisition of the beneficial interest in the Trust Estate or in connection with the issuance and acquisition of the Secured Certificates, and neither the Owner Trustee, the Trust Estate nor the trust created by the Trust Agreement will be subject to any fee, tax or other governmental charge (except taxes on fees payable to the Owner Trustee) under the laws of the State of Utah or any political subdivision thereof on, based on or measured by, directly or indirectly, the gross receipts, net income or value of the Trust Estate by reason of the creation or continued existence of the trust under the terms of the Trust Agreement pursuant to the laws of the State of Utah or the Owner Trustee's performance of its duties under the Trust Agreement within such State.

                  (10) Neither a Utah court nor a federal court applying Utah law or federal law, if properly presented with the issue and after having properly considered such issue,

TO THE ADDRESSES LISTED
   ON SCHEDULE HERETO                    -4-                 [_________ __,____]


         would permit the Owner Participant to terminate the Trust Agreement, except in accordance with its terms.

                  (11) Although there is no Utah case directly on point, under the laws of the State of Utah, so long as the Trust Agreement has not been terminated in accordance with its terms, creditors of any person that is an Owner Participant, holders of a lien against the assets of any such person that is an Owner Participant, such as trustees, receivers or liquidators (whether or not an insolvency proceeding has been commenced) (collectively, the "Creditors") may acquire valid claims and liens, as to the Trust Estate, only against the rights of such Owner Participant under the Trust Agreement or in the Trust Estate, and do not have, and may not through the enforcement of such Creditors' rights acquire, any greater rights than such Owner Participant with respect to the Trust Agreement or the Trust Estate.

                  Your attention is directed to the Utah UCC, which provides, in part, that a filed financing statement which does not state a maturity date or which states a maturity date of more than five (5) years is effective only for a period of five (5) years from the date of filing, unless within six (6) months prior to the expiration of said period a continuation statement is filed in the same office or offices in which the original statement was filed. The continuation statement must be signed by the secured party, identify the original statement by file number and state that the original statement is still effective. Upon the timely filing of a continuation statement, the effectiveness of the original financing statement is continued for five (5) years after the last date to which the original statement was effective. Succeeding continuation statements may be filed in the same manner to continue the effectiveness of the original statement.

                  The foregoing opinions are subject to the following assumptions, exception and qualifications:

         A. The foregoing opinions are limited to the laws of the State of Utah and the federal laws of the United States of America governing the banking and trust powers of Wells Fargo and Title II of the United States Code entitled "Bankruptcy". In addition, we express no opinion with respect to (i) federal securities laws, including the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Trust Indenture Act of 1939, as amended; (ii) Title 49 of the United States Code Annotated, sometimes referred to as the Transportation Act, which was enacted in substitution of the Federal Aviation Act of 1958 and the regulations promulgated pursuant thereto, as amended from time to time and any similar law of the United States enacted in substitution or replacement thereof (except with respect to the opinion set forth in paragraph 1 above concerning the citizenship of Wells Fargo); or (iii) state securities or blue sky laws. Insofar as the foregoing opinions relate to the legality, validity, binding effect and enforceability of the documents involved in these transactions, which by their terms are governed by the laws of a state other than Utah, we have assumed that such documents constitute legal, valid, binding and enforceable agreements under the laws of such state, as to which we express no opinion.

TO THE ADDRESSES LISTED
   ON SCHEDULE HERETO                    -5-                 [_________ __,____]



         B. The foregoing opinions regarding enforceability of any document or instrument are subject (i) except as otherwise set forth in the opinions in paragraphs 10 and 11, to applicable bankruptcy, insolvency, moratorium, reorganization, receivership and similar laws affecting the rights and remedies of creditors generally, and (ii) general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law. We call to your attention that bankruptcy courts are courts in equity with wide discretion in applying the provisions of the Bankruptcy Code.

         C. As to the documents involved in these transactions, we have assumed that each is a legal, valid and binding obligation of each party thereto, other than Wells Fargo or the Owner Trustee, and is enforceable against each such party in accordance with their respective terms.

         D. The opinion in paragraph 1 above concerning the citizenship of Wells Fargo is based upon the facts contained in an affidavit of Wells Fargo, made by its authorized officer, which facts we have not independently verified.

         E. We have assumed that all signatures, other than those of the Owner Trustee or Wells Fargo, on documents and instruments involved in these transactions are genuine, that all documents and instruments submitted to us as originals are authentic, and that all documents and instruments submitted to us conform with the originals, which facts we have not independently verified.

         F. We do not purport to be experts in respect of, or express any opinion concerning laws, rules or regulations applicable to the particular nature of the equipment involved in these transactions.

         G. We have made no investigation of, and express no opinion concerning, the nature of the title to any part of the equipment involved in these transactions or the priority of any mortgage or security interest.

         H. We have assumed that the Participation Agreement and the transactions contemplated thereby are not within the prohibitions of
         Section 406 of the Employee Retirement Income Security Act of 1974.

         I. In addition to any other limitation by operation of law upon the scope, meaning or purpose of this opinion, this opinion speaks only as of the date hereof. We have no obligation to advise the recipients of this opinion (or any third party) of changes of law or fact that may occur after the date hereof, even though the change may affect the legal analysis, a legal conclusion or any information contained herein.

         J. The opinions expressed in this letter are solely for the use of the parties to which it is addressed in matters directly related to the Participation Agreement and the transactions contemplated thereunder and these opinions may not be relied on by any other persons or for any other purpose without our prior written approval. The opinions

TO THE ADDRESSES LISTED
   ON SCHEDULE HERETO                    -6-                 [_________ __,____]


         expressed in this letter are limited to the matters set forth in this letter and no other opinions should be inferred beyond the matters expressly stated.

                                     Very truly yours,

                                     RAY, QUINNEY & NEBEKER

                                     [__________________________]

                                   SCHEDULE A

Wells Fargo Bank Northwest, National Association, as Owner Trustee

Northwest Airlines, Inc., as Lessee

Northwest Airlines Corporation, as Guarantor

State Street Bank and Trust Company, as Indenture Trustee

State Street Bank and Trust Company of Connecticut, National Association, as
   Pass Through Trustee

Standard & Poor's Ratings Services

Moody's Investors Service, Inc.

[______________________], as Owner Participant

Salomon Smith Barney Inc.

J.P. Morgan Securities Inc.

Credit Suisse First Boston Corporation

Deutsche Banc Alex. Brown Inc.

Morgan Stanley & Co. Incorporated

U.S. Bancorp Piper Jaffray Inc.

Landesbank Hessen-Thuringen Girozentrale

                                          EXHIBIT E-1 TO PARTICIPATION AGREEMENT

         [Form of Opinion of special counsel for the Owner Participant]




                             [___________ __, ____]




TO THE ADDRESSEES LISTED
     ON SCHEDULE A HERETO

                  Re:   [Airbus A319-113/114] [Boeing 757-351] [Boeing 747-451]
                        aircraft with Registration Mark N[    ]
                        -------------------------------------------------------

Ladies and Gentlemen:

                  We have acted as special counsel to [ _________________ ], a [_______] corporation (the "Owner Participant"), in connection with the transactions contemplated by the Participation Agreement [NW ____ __] dated as of [____________] (the "Participation Agreement") among Northwest Airlines, Inc., Northwest Airlines Corporation, the Owner Participant, Wells Fargo Bank Northwest, National Association, as Owner Trustee under the Trust Agreement referred to therein, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee under each of the Pass Through Trust Agreements referred to therein, State Street Bank and Trust Company, as Subordination Agent, and State Street Bank and Trust Company, as Indenture Trustee under the Indenture referred to therein. Capitalized terms used but not defined in this opinion letter shall have the meanings set forth in, or by reference in, the Participation Agreement. This opinion is delivered pursuant to
Section 4(a)(xiv) of the Participation Agreement.

                  We have examined the Participation Agreement, the Lease, the Trust Agreement, the Indenture, the Secured Certificates, the Tax Indemnity Agreement and the Purchase Agreement Assignment (collectively, the "Documents"). In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, certified or photostatic copies and the authenticity of the originals of such copies.

                  The opinions contained in this opinion letter are subject to the following assumptions, limitations and qualifications:

                  A. We have assumed (i) the due organization, existence and good standing of all parties to the Documents (the "Parties"), (ii) the power and full legal right of the Parties under all applicable laws and regulations, without approvals, authorizations, consents or other orders of any public body or board, to execute, deliver and perform under the Documents, (iii) the due authorization, execution and delivery by the Parties of the Documents and the due authentication

TO THE ADDRESSES LISTED
   ON SCHEDULE HERETO                      -2-                [_______ ___, ___]



of the Secured Certificates by the Indenture Trustee, (iv) that the Parties are not subject to any judgment, order, writ, injunction or decree of any court, arbitrator or governmental agency or instrumentality that prohibits or enjoins the execution, delivery or performance of any of the Documents or any of the transactions contemplated by the Documents and (v) with respect to factual matters, the accuracy of the representations set forth in Section 8 of the Participation Agreement.

                  B. The enforceability of the Documents against the Owner Participant or against the Owner Trustee may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and, in the case of indemnity provisions contained therein, as limited by public policy considerations, and except that certain of the remedial provisions in the Lease and the Indenture may be limited or rendered unenforceable by applicable laws, which laws, however, do not in our opinion make the remedies provided in such document inadequate for the practical realization of the benefits provided thereby.

                  C. The execution, delivery and performance by the Owner Trustee and by Wells Fargo Bank Northwest, National Association, in its individual capacity, or both, as the case may be, of the Participation Agreement, the Trust Agreement, the Lease, the Purchase Agreement Assignment, the Indenture and the Secured Certificates (the "Owner Trustee Documents") and the consummation of the transactions by the Owner Trustee and by Wells Fargo Bank Northwest, National Association in its individual capacity contemplated thereby are not and will not be in violation of the articles of association or By-Laws of Wells Fargo Bank Northwest, National Association or of any indenture, mortgage, credit agreement, license or other agreement or instrument to which Wells Fargo Bank Northwest, National Association, in its individual capacity or as the Owner Trustee is a party or by which it is bound, or of any Federal or state law, governmental rule or regulation applicable to Wells Fargo Bank Northwest, National Association, in its individual capacity or as the Owner Trustee or any judgment or order applicable to it and known to such counsel after due inquiry.

                  D. Neither the execution and delivery by the Owner Trustee and, here appropriate, by Wells Fargo Bank Northwest, National Association, in its individual capacity, or both, as the case may be, of the Owner Trustee Documents nor the consummation of any of the transactions by the Owner Trustee, by Wells Fargo Bank Northwest, National Association in its individual capacity, or both, as the case may be, contemplated thereby requires the consent or approval of, the giving of notice to, or the registration with, or the taking of any other action with respect to, any governmental authority or agency under any existing Federal laws governing the banking and trust powers of Wells Fargo Bank Northwest, National Association, or state law (except for filings pursuant to the Uniform Commercial Code, and except for compliance with requirements of the Federal Aviation Act).

                  E. We express no opinion as to the availability of specific performance and/or injunctive relief or other equitable or provisional remedies in relation to enforcement of the Documents.

TO THE ADDRESSES LISTED
   ON SCHEDULE HERETO                      -2-                [_______ ___, ___]



                  F. We express no opinion as to the priority of any security interests or as to title to any part of the Trust Estate.

                  G. This opinion is given based on states of law, documentation and fact as they exist on the date hereof and we do not undertake to advise you of any changes which hereafter may be brought to our attention.

                  H. The enforcement of any rights of any party is subject to any implied duty to act reasonably and in good faith.

                  I. We express no opinions as to matters governed by (i) any Federal or state securities law, (ii) any Federal or state tax laws, or (iii) the Federal Aviation Act.

                  Based on our examination described above, relying upon statements of fact contained in the documents we have examined and subject to the assumptions, limitations and qualifications expressed in this letter, we are of the opinion that:

                  1. The Participation Agreement, the Trust Agreement and the Tax Indemnity Agreement (the "Owner Participant Documents") constitute the legal, valid and binding obligations of Owner Participant, enforceable against Owner Participant in accordance with their respective terms.

                  2. Neither the execution of, delivery and performance by Owner Participant of the Owner Participant Documents nor the consummation of any of the transactions by Owner Participant contemplated thereby requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect to any governmental authority or agency of the United States, the State of [_________] or, assuming the law of [_________] is identical to the law of New York, the State of [__________] (except for filings pursuant to the Uniform Commercial Code, and except for compliance with the requirements of the Federal Aviation Act, as to which we express no opinion).

                  3. The Owner Trustee Documents (other than the Trust Agreement), including the Secured Certificates, constitute legal, valid and binding obligations of the Owner Trustee, enforceable against the Owner Trustee in accordance with their respective terms.

                  4. The Trust Indenture duly creates for the benefit of the Indenture Trustee the security interests which the Trust Indenture purports to create and the Indenture Trustee is entitled to the benefits and security afforded by the Trust Indenture.

TO THE ADDRESSES LISTED
   ON SCHEDULE HERETO                      -4-                [_______ ___, ___]



                  We are licensed to practice law in the State of New York, and the opinions set forth in this opinion letter are limited to the application of the laws of the United States of America and the State of New York to the matters expressly covered by such opinions. This letter is furnished by us to you on the date hereof only in connection with the transactions contemplated by the Participation Agreement and may not be relied upon by any other person or entity.

                                       Very truly yours,

                                   SCHEDULE A

Northwest Airlines, Inc., as Lessee

Northwest Airlines Corporation, as Guarantor

Wells Fargo Bank Northwest, National Association, as Owner Trustee

State Street Bank and Trust Company of Connecticut, National Association, as
    Pass Through Trustee

State Street Bank and Trust Company, as Indenture Trustee

Standard & Poor's Ratings Services

Moody's Investors Service, Inc.

Salomon Smith Barney Inc.

J.P. Morgan Securities Inc.

Credit Suisse First Boston Corporation

Deutsche Banc Alex. Brown Inc.

Morgan Stanley & Co. Incorporated

U.S. Bancorp Piper Jaffray Inc.

Landesbank Hessen-Thuringen Girozentrale

                                          EXHIBIT E-2 TO PARTICIPATION AGREEMENT

            [Form of Opinion of Owner Participant's in-house counsel]




                             [__________ ___, ____]




TO THE ADDRESSEES LISTED
     ON SCHEDULE A HERETO

                  Re:   [Airbus A319-113/114] [Boeing 757-351] [Boeing 747-451]
                        Aircraft with Registration Mark N[    ]
                        --------------------------------------------------------

Dear Sirs:

                  I am in-house counsel of [________________], a [__________]
corporation (the "Owner Participant"), and have acted as counsel to Owner Participant in connection with the transactions contemplated by that certain Participation Agreement [NW ____ __] dated as of [_____________] (the "Participation Agreement") among Northwest Airlines, Inc., Northwest Airlines Corporation, the Owner Participant, Wells Fargo Bank Northwest, National Association, as Owner Trustee under the Trust Agreement referred to therein, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee under each of the Pass Through Trust Agreements referred to therein, State Street Bank and Trust Company, as Subordination Agent, and State Street Bank and Trust Company, as Indenture Trustee under the Trust Indenture referred to therein. This opinion is delivered pursuant to Section 4(a)(xiv) of the Participation Agreement.

                  Except as otherwise noted herein, all capitalized terms used but not defined in this opinion letter shall have the meanings set forth in, or by reference in, the Participation Agreement.

                  In connection with my opinion herein, I have examined executed counterparts of the Participation Agreement, the Trust Agreement and the Tax Indemnity Agreement (the "Owner Participant Documents") and the other documents relating to the proposed transaction. With respect to factual matters, I have relied upon the representations and warranties contained in each such Owner Participant Document and upon originals or copies, certified or otherwise identified to my satisfaction, of such other documents as I have deemed relevant to the rendering of this opinion. In such examination I have assumed the genuineness of all signatures (other than that of Owner Participant), the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, the conformity with the originals of all documents submitted to me as copies and the authenticity of the originals of such copies. In rendering the opinions set forth below, I have assumed the due authorization, execution and delivery of the Owner Participant Documents by each of the parties thereto other than the Owner Participant.

TO THE ADDRESSES LISTED
   ON SCHEDULE HERETO                      -2-                [_______ ___, ___]



                  1. Owner Participant is a duly incorporated and validly existing corporation in good standing under the laws of the State of [__________] and has the corporate power and authority to execute, deliver and carry out the terms of the Owner Participant Documents.

                  2. The Owner Participant Documents have been duly authorized, executed and delivered by Owner Participant.

                  3. Neither the execution and delivery by the Owner Participant of the Owner Participant Documents nor the consummation of any of the transactions by the Owner Participant contemplated thereby, violates any law, governmental rule or regulation of the United States, the State of [__________] or the State of [__________] (or any governmental subdivision thereof).

                  4. The execution, delivery and performance of the Owner Participant Documents by the Owner Participant have been duly authorized by all necessary corporate action on the part of the Owner Participant, do not require any approval of stockholders of the Owner Participant, or, to my knowledge, any approval or consent of any trustee or holders of any indebtedness or obligations of the Owner Participant (other than any such approval or consent as has been obtained), and neither the execution and delivery of any thereof by the Owner Participant nor the performance by the Owner Participant of its obligations thereunder (A) contravenes any law, governmental rule or regulation or, to my knowledge, judgment or order applicable to or binding on the Owner Participant or (B) to my knowledge, contravenes or results in any breach of, or constitutes any default under, or results in the creation of any lien (other than provided for in the Operative Documents) upon any property of the Owner Participant under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, or any other agreement or instrument, corporate charter, by-law or permit issued by any [__________] or United States governmental authority to which the Owner Participant is a party or by which the Owner Participant or its properties may be bound or affected.

                  5. To my knowledge, there are no pending or threatened proceedings against or affecting the Owner Participant before any court or administrative agency, individually or in the aggregate, which, if determined adversely to it, would materially adversely affect the power or ability of the Owner Participant to perform its obligations under the Owner Participant Documents.

                  I am a member of the Bar of the State(s) of [___________] and I do not express herein any opinion as to any matters governed by any law other than the laws of the State(s) of [_______________], [the Delaware General Corporation Law] and the Federal law of the United States. No opinion is expressed herein as to matters governed by (i) any Federal or state securities law, (ii) any Federal or state tax laws, or (iii) the Federal Aviation Act.

                  This opinion is furnished by me at your request for your sole benefit, and no other person or entity shall be entitled to rely on this opinion without my express written consent, except that [our special counsel] may rely on this opinion for purposes of delivering its opinion.

                                        Very truly yours,

                                   SCHEDULE A

Northwest Airlines, Inc., as Lessee

Northwest Airlines Corporation, as Guarantor

Wells Fargo Bank, National Association, as Owner Trustee

State Street Bank and Trust Company of Connecticut, National Association, as
    Pass Through Trustee

State Street Bank and Trust Company, as Indenture Trustee

Standard & Poor's Ratings Services

Moody's Investors Service, Inc.

Salomon Smith Barney Inc.

J.P. Morgan Securities Inc.

Credit Suisse First Boston Corporation

Deutsche Banc Alex. Brown Inc.

Morgan Stanley & Co. Incorporated

U.S. Bancorp Piper Jaffray Inc.

Landesbank Hessen-Thuringen Girozentrale

                                            EXHIBIT F TO PARTICIPATION AGREEMENT

                   [Form of Opinion of Crowe & Dunlevy, P.C.]




                              [_________ __, ____]




TO THE ADDRESSEES LISTED
     ON SCHEDULE A HERETO

         Re:      [Airbus A319-113/114] [Boeing 757-351] [Boeing 747-451]
                  aircraft with manufacturer's serial number [_____] and United States nationality and REGISTRATION MARKS N [____] (the "Aircraft")
                  --------------------------------------------------------------

Ladies and Gentlemen:

                  This letter confirms that we filed the following described instruments with the Federal Aviation Administration (the "FAA") today at the respective times noted below:

                  (a) [Mortgage and Security Agreement Release and Termination Agreement dated [__________] between [_________] and Northwest Airlines, Inc., which released the Aircraft and the [CFM International, Inc. model CFM565A4/5A5] [Pratt & Whitney model PW2040] [Pratt & Whitney model PW4056] aircraft engines with manufacturer's serial numbers [______] and [______][, [__________], [__________]] (the
                           "Engines") from the terms of Conveyance No.
                           [_________] was filed at [____________]];

                  (b) AC Form 8050-2 Aircraft Bill of Sale dated [_____________] (the "FAA Bill of Sale") by Northwest Airlines, Inc. (the "Lessee") to Wells Fargo Bank Northwest, National Association, as Owner Trustee (the "Owner Trustee") under Trust Agreement [NW ____] dated as of [__________] (the "Trust Agreement") between [______________], as Owner Participant, and the Owner Trustee, covering the Aircraft was filed at [____________];

                  (c) AC Form 80501 Aircraft Registration Application by the Owner Trustee covering the Aircraft, to which were attached the Affidavits required by Section 47.7(c)(2)(ii) of Part 47 of the Federal Aviation Regulations, was filed at [_______________];

                  (d)      the Trust Agreement was filed at [_______________];

TO THE ADDRESSES LISTED
   ON SCHEDULE HERETO                      -2-                [_______ ___, ___]



                  (e) Trust Indenture and Security Agreement [NW ____ __] dated as of [__________] (the "Indenture") between the Owner Trustee and State Street Bank and Trust Company as Indenture Trustee (the "Indenture Trustee"), to which were attached the Trust Agreement and Indenture Supplement [NW ____ __] dated [______________] (the "Indenture Supplement") covering the Aircraft and the [CFM International, Inc. model CFM565A4/5A5] [Pratt & Whitney model PW2040] [Pratt & Whitney model PW4056] aircraft engines with manufacturer's serial numbers [______][, [__________], [__________]] and [______] (the
                           "Engines"), was filed at [__________]; and

                  (f) Lease Agreement [NW ____ __] dated as of [____________] (the "Lease") between the Owner Trustee as lessor and the Lessee, to which were attached Lease Supplement No. 1 dated [_____________] (the "Lease Supplement") covering the Aircraft and the Engines, the Indenture and the Indenture Supplement, was filed at [__________];

                  Based upon our examination of the above described instruments and of such records of the FAA as we deemed necessary to render this opinion and as were made available to us by the FAA, it is our opinion that:

                  (a) [the Release,] the FAA Bill of Sale, the Indenture with the Indenture Supplement attached, the Lease with the Lease Supplement, the Indenture and the Indenture Supplement attached are in due form for recordation by and have been duly filed for recordation with the FAA pursuant to and in accordance with the provisions of Section 44107 of Title 49 of the United States Code;

                  (b) legal title to the Aircraft is vested in the Owner Trustee and all instruments necessary to cause the FAA in due course to issue to the Owner Trustee an AC Form 80503 Certificate of Aircraft Registration covering the Aircraft have been duly filed with the FAA pursuant to and in accordance with the provisions of Sections 44102 and 44103 of Title 49 of the United States Code;

                  (c) the Aircraft and the Engines are free and clear of Liens (as such term is defined in the Lease) other than such as are created by the Indenture, as supplemented by the Indenture Supplement, and by the Lease, as supplemented by the Lease Supplement;

                  (d) the Indenture, as supplemented by the Indenture Supplement, creates a duly and validly perfected first priority security interest in favor of the Indenture Trustee in the Aircraft and the Engines and in all of the right, title and interest of the Owner Trustee in and to the Lease, as supplemented by the Lease Supplement (insofar as such security interest

TO THE ADDRESSES LISTED
   ON SCHEDULE HERETO                      -3-                [_______ ___, ___]



                           affects an interest covered by the recording system established by the FAA pursuant to Section 44107 of Title 49 of the United States Code);

                  (e) the Indenture, as supplemented by the Indenture Supplement, is not required to be refiled with the FAA or filed or recorded in any other place within the United States in order to perfect or maintain the perfection of the security interest created thereby in the Aircraft and the Engines and in the Lease, as supplemented by the Lease Supplement (insofar as such security interest affects an interest covered by the recording system established by the FAA pursuant to
                           Section 44107 of Title 49 of the United States Code) under the applicable laws of any jurisdiction within the United States;

                  (f) no other registration of the Aircraft and no filings or recordings (other than the filings and recordings with the FAA which have been effected) are necessary to perfect in any jurisdiction within the United States the Owner Trustee's title to the Aircraft or the security interest created by the Indenture, as supplemented by the Indenture Supplement in the Aircraft and the Engines under the applicable laws of any jurisdiction within the United States; and

                  (g) no authorization, approval, consent, license or order of, or registration with, or giving of notice to, the FAA Aircraft Registry is required for the valid authorization, delivery or performance of the Lease, the Lease Supplement, the Trust Agreement, the Indenture and the Indenture Supplement except for such authorizations, approvals, consents, licenses, orders, registrations and notices as have been effected.

                  No opinion is herein expressed as to: (i) laws other than the federal laws of the United States; (ii) the validity or enforceability under local law of the Indenture, as supplemented by the Indenture Supplement; and
(iii) the recognition of the perfection of the security interest created by the Indenture, as supplemented by the Indenture Supplement, as against third parties in any legal proceedings outside the United States. Since our examination was limited to records maintained by the FAA Aircraft Registry, our opinion does not cover liens which are perfected without the filing of notice thereof with the FAA, such as federal tax liens, liens arising under Section 1368(a) of Title 29 of the United States Code and possessory artisans' liens, and was subject to the accuracy of FAA personnel in the filing, indexing and recording of instruments filed with the FAA and in the search for encumbrance cross-reference index cards for the Engines. This opinion is rendered in reliance upon the opinion of the Aeronautical Center Counsel dated [_______________] (a copy of which is attached hereto) and upon the past practice of the FAA which is consistent with said opinion.

                                      Very truly yours,

                                   SCHEDULE A

Northwest Airlines, Inc., as Lessee

Northwest Airlines Corporation, as Guarantor

Wells Fargo Bank Northwest, National Association, as Owner Trustee

State Street Bank and Trust Company of Connecticut, National Association, as
    Pass Through Trustee

State Street Bank and Trust Company, as Indenture Trustee

[_________________], as Owner Participant

Standard & Poor's Ratings Services

Moody's Investors Service, Inc.

Salomon Smith Barney Inc.

J.P. Morgan Securities Inc.

Credit Suisse First Boston Corporation

Deutsche Banc Alex. Brown Inc.

Morgan Stanley & Co. Incorporated

U.S. Bancorp Piper Jaffray Inc.

Landesbank Hessen-Thuringen Girozentrale

                                            EXHIBIT G TO PARTICIPATION AGREEMENT

                      [Form of Opinion of Bingham Dana LLP,
                   special counsel for the Indenture Trustee]


                                                              [__________, ____]


TO THE PARTIES SET FORTH
     IN SCHEDULE A HERETO

         Re: Northwest Airlines, Inc./Leveraged Lease Financing of One [Airbus A319-113/114] [Boeing 757-351] [Boeing 747-451]
                  Aircraft [NW ____ __] (Indenture Trustee Opinion)
                  ------------------------------------------------------------

Ladies and Gentlemen:

                  We have acted as special counsel for State Street Bank and Trust Company in its individual capacity ("STATE STREET") and as Indenture Trustee (the "INDENTURE TRUSTEE") under the Trust Indenture and Security Agreement [NW ____] dated as of [________________] (the "INDENTURE") between Wells Fargo Bank Northwest, National Association, not in its individual capacity, but solely as Owner Trustee (the "OWNER TRUSTEE"), and State Street, as Indenture Trustee, in connection with the execution and delivery of the Participation Agreement [NW ____] dated as of [________________] (the "PARTICIPATION AGREEMENT") by and among the Indenture Trustee, Northwest Airlines, Inc., as Lessee (the "LESSEE"), Northwest Airlines Corporation (the "GUARANTOR"), [__________________], as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee (the "PASS THROUGH TRUSTEE"), State Street, as Subordination Agent (the "SUBORDINATION AGENT") and the Owner Trustee and the transactions contemplated thereby. Capitalized terms not otherwise defined herein shall have the meanings specified in the Lease and Section 13 of the Participation Agreement. This opinion is being delivered pursuant to Section 4(a)(xvi) of the Participation Agreement.

                  Our representation of State Street and the Indenture Trustee has been as special counsel for the limited purposes stated above. As to all matters of fact (including factual conclusions and characterizations and descriptions of purpose, intention or other state of mind), we have relied, with your permission, entirely upon (i) the representations and warranties of the parties set forth in the Operative Documents and (ii) certificates delivered to us by the management of State Street and have assumed, without independent inquiry, the accuracy of those representations, warranties and certificates.

                  We have examined the Participation Agreement the Note Purchase Agreement, the Indenture and the other documents to which State Street individually or as Indenture Trustee, is a party (together, the "OPERATIVE DOCUMENTS"), the Certificate of the Massachusetts Commissioner of Banks relating to State Street and originals, or copies certified or otherwise identified to our satisfaction, of such other records, documents, certificates, or other instruments as we have deemed necessary or advisable for the purposes of this opinion. For purposes of our

TO THE ADDRESSES LISTED
   ON SCHEDULE HERETO                      -2-                [_______ ___, ___]



opinion rendered in paragraph 1 below, with respect to the authority of State Street to operate as a state-chartered trust company and exercise trust powers, our opinion relies upon and is limited by such Certificate of the Massachusetts Commissioner of Banks.

                  We have assumed the genuineness of all signatures (other than those on behalf of State Street and the Indenture Trustee), the conformity to the originals of all documents reviewed by us as copies, and the authenticity and completeness of all original documents reviewed by us in original or copy form and the legal competence of each individual executing any document (other than on behalf of State Street and the Indenture Trustee).

                  When an opinion set forth below is given to the best of our knowledge, or to our knowledge, or with reference to matters of which we are aware or which are known to us, or with another similar qualification, the relevant knowledge or awareness is limited to the actual knowledge or awareness of the individual lawyers in the firm who have participated directly and substantively in the specific transactions to which this opinion relates, and without any special or additional investigation undertaken for the purposes of this opinion.

                  Subject to the limitation set forth below, we have made such examination of law as we have deemed necessary for the purposes of this opinion. The opinions set forth below are limited solely to the internal substantive laws of the Commonwealth of Massachusetts as applied by courts located in Massachusetts and the federal laws of the United States. No opinion is given herein as to the choice of law or internal substantive rules of law that any court or other tribunal may apply to the transactions contemplated by the Operative Documents. No opinion is expressed herein as to the application or effect of federal securities laws or as to the securities or so-called "Blue Sky" laws of any state or other jurisdiction. In addition, no opinion is expressed as to matters governed by any law, statute, rule or regulation of the United States relating to the acquisition, ownership, registration, use, operation, maintenance, repair, replacement or sale of or the nature of the Aircraft.

                  To the extent to which this opinion deals with matters governed by or relating to the laws of the State of New York, or other jurisdiction other than the Commonwealth of Massachusetts, by which the Operative Documents are stated to be governed, we have assumed, with your permission that the Operative Documents are governed by the internal substantive laws of the Commonwealth of Massachusetts.

                  Our opinion is further subject to the following exceptions, qualifications and assumptions:

                  (a) We have assumed without any independent investigation that
         (i) each party to the Operative Documents, other than State Street, in its individual capacity or as Indenture Trustee, as applicable, at all times relevant thereto, is validly existing and in good standing under the laws of the jurisdiction in which it is organized, and is qualified to do business and in good standing under the laws of each jurisdiction where such qualification is required generally or necessary in order for such party to enforce its rights under such Operative Documents, and (ii) each party to the Operative Documents, at all times relevant thereto, had and has the full power, authority and legal right under its

TO THE ADDRESSES LISTED
   ON SCHEDULE HERETO                      -3-                [_______ ___, ___]



         certificate of incorporation, partnership agreement, bylaws, and other governing organizational documents, and the applicable corporate, partnership, or other enterprise legislation and other applicable laws, as the case may be (other than State Street and the Indenture Trustee with respect to the laws of the United States of America and the internal substantive laws of the Commonwealth of Massachusetts, but only in each case to the limited extent the same may be applicable to State Street or the Indenture Trustee, and relevant to our opinions expressed below) to execute, and to perform its obligations under, the Operative Documents, and (iii) each party to the Operative Documents (other than State Street or the Indenture Trustee, as applicable) has duly executed and delivered each of such agreements and instruments to which it is a party and that (other than with respect to State Street and the Indenture Trustee, as applicable) the execution and delivery of such agreements and instruments and the transactions contemplated thereby have been duly authorized by proper corporate or other organizational proceedings as to such party.

                  (b) We have assumed without any independent investigation (i) that each of the Operative Documents is a valid, binding and enforceable obligation of each party thereto other than State Street or the Indenture Trustee, as applicable, and (ii) that each of the Operative Documents is a valid, binding and enforceable obligation of State Street or the Indenture Trustee, as applicable, to the extent that laws other than those of the Commonwealth of Massachusetts are relevant thereto (other than the laws of the United States of America, but only to the limited extent the same may be applicable to State Street or the Indenture Trustee, as applicable, and relevant to our opinions expressed below).

                  (c) The enforcement of any obligations of State Street or the Indenture Trustee, as applicable, under any of the Operative Documents may be limited by the receivership, conservatorship and supervisory powers of bank regulatory agencies generally, as well as by bankruptcy, insolvency, reorganization, moratorium, marshaling or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies (including such as may deny giving effect to waivers of debtors' or guarantors' rights); and we express no opinion as to the status under any fraudulent conveyance laws or fraudulent transfer laws of any of the obligations of State Street or the Indenture Trustee, as applicable, under any of the Operative Documents.

                  (d) We express no opinion as to the availability of any specific or equitable relief of any kind.

                  (e) The enforcement of any rights may in all cases be subject to an implied duty of good faith and fair dealing and to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and, as to any rights to collateral security, will be subject to a duty to act in a commercially reasonable manner.

                  (f) We express no opinion as to the enforceability of any particular provision of any of the Operative Documents relating to (i) waivers of rights to object to

TO THE ADDRESSES LISTED
   ON SCHEDULE HERETO                      -4-                [_______ ___, ___]



         jurisdiction or venue, or consents to jurisdiction or venue, (ii) waivers of rights to (or methods of) service of process, or rights to trial by jury, or other rights or benefits bestowed by operation of law, (iii) waivers of any applicable defenses, setoffs, recoupments, or counterclaims, (iv) the grant of powers of attorney to any person or entity, (v) exculpation or exoneration clauses, indemnity clauses, and clauses relating to releases or waivers of unmatured claims or rights,
         (vi) the imposition or collection of interest on overdue interest or providing for a penalty rate of interest or late charges on overdue or defaulted obligations, or the payment of any premium, liquidated damages, or other amount which may be held by any court to be a "penalty" or a "forfeiture," or (vii) so-called "usury savings clauses" purporting to specify methods of (or otherwise assure) compliance with usury laws or other similar laws of any jurisdiction.

                  (g) We express no opinion as to the effect of events occurring, circumstances arising, or changes of law becoming effective or occurring, after the date hereof on the matters addressed in this opinion letter, and we assume no responsibility to inform you of additional or changed facts, or changes in law, of which we may become aware.

                  (h) No opinion is given herein as to the effect of usury laws (or other similar laws) of any jurisdiction with respect to the Operative Documents.

                  This opinion is rendered solely for the benefit of those institutions listed on SCHEDULE A hereto and their successors and assigns in connection with the transactions contemplated by the Operative Documents and may not be used or relied upon by any other person or for any other purpose.

                  1. State Street is a Massachusetts trust company, validly formed and authorized to operate as a state-chartered trust company under the laws of the Commonwealth of Massachusetts and, in its individual capacity or as Indenture Trustee, as the case may be, has the requisite corporate and trust power and authority to execute, deliver and perform its obligations under the Operative Documents and in its capacity as Indenture Trustee, to authenticate the Secured Certificates to be delivered on the Delivery Date.

                  2. State Street, in its individual capacity or as Indenture Trustee, as the case may be, has duly authorized the Operative Documents and has duly executed and delivered the Operative Documents, and the Operative Documents constitute valid and binding obligations of State Street, in its individual capacity or as Indenture Trustee, as the case may be, enforceable against State Street, in its individual capacity or as Indenture Trustee, as the case may be, in accordance with their respective terms.

                  3. The Secured Certificates to be issued and dated the Delivery Date have been duly authenticated and delivered by State Street as Indenture Trustee pursuant to the terms of the Indenture.

                  4. The authorization, execution, delivery and performance by State Street, in its individual capacity or as Indenture Trustee, as the case may be, of the Operative Documents and the consummation of the transactions therein contemplated and compliance with the terms

TO THE ADDRESSES LISTED
   ON SCHEDULE HERETO                      -5-                [_______ ___, ___]



thereof do not and will not result in the violation of the provisions of the charter documents or by-laws of State Street and, to the best of our knowledge, do not conflict with, or result in a breach of any terms or provisions of, or constitute a default under, or result in the creation or the imposition of any lien, charge or encumbrance upon any property or assets of State Street under any indenture, mortgage or other agreement or instrument, in each case known to us, to which State Street is a party or by which it is bound, or violates any applicable Massachusetts or federal law, rule or regulation governing State Street's banking or trust powers, or, to the best of our knowledge, of any judgment, order or decree, in each case known to us, applicable to State Street of any court, regulatory body, administrative agency, government or governmental body having jurisdiction over State Street.

                  5. No authorization, approval, consent, license or order of, giving of notice to, registration with, or taking of any other action in respect of, any federal or state governmental authority or agency pursuant to any federal or Massachusetts law governing the banking or trust powers of State Street is required for the authorization, execution, delivery and performance by State Street, in its individual capacity or as Indenture Trustee, as the case may be, of the Operative Documents or the consummation of any of the transactions by State Street, in its individual capacity or as Indenture Trustee, as the case may be, contemplated thereby (except as shall have been duly obtained, given or taken); and such authorization, execution, delivery, performance, consummation and issuance do not conflict with or result in a breach of the provisions of any such law.

                  6. There are no taxes, fees or other governmental charges payable under the laws of the Commonwealth of Massachusetts or any political subdivision of such State in connection with the execution and delivery by State Street, in its individual capacity or as Indenture Trustee, as the case may be, of the Operative Documents (except for taxes on any fees payable to State Street in its individual capacity) which are imposed solely because State Street has its principal place of business in Massachusetts or performs its administrative duties under the Operative Documents in Massachusetts.

                  7. To our knowledge, but without having investigated any governmental records or court dockets, and without having made any other independent investigation, there are no proceedings pending or overtly threatened in writing against or affecting State Street in any court or before any governmental authority, agency, arbitration board or tribunal which, if adversely determined, individually or in the aggregate, could reasonably be expected to affect materially and adversely the trust related to the Indenture or affect the right, power and authority of State Street, in its individual capacity or as Indenture Trustee, as the case may be, to enter into or perform its obligations under the Operative Documents.

                                   Very truly yours,

                                   BINGHAM DANA LLP

                                   SCHEDULE A

State Street Bank and Trust Company, as Indenture Trustee

State Street Bank and Trust Company of Connecticut, National Association, as
    Pass Through Trustee

Wells Fargo Bank Northwest, National Association, as Owner Trustee

[____________________], as Owner Participant

Northwest Airlines, Inc., as Lessee

Northwest Airlines Corporation, as Guarantor

Standard & Poor's Ratings Services

Moody's Investors Service, Inc.

Salomon Smith Barney Inc.

J.P. Morgan Securities Inc.

Credit Suisse First Boston Corporation

Deutsche Banc Alex. Brown Inc.

Morgan Stanley & Co. Incorporated

U.S. Bancorp Piper Jaffray Inc.

Landesbank Hessen-Thuringen Girozentrale

                                            EXHIBIT I TO PARTICIPATION AGREEMENT


                           [Form of CW&T 1110 Opinion]




                                     [Date]




TO THE ADDRESSEES LISTED
     ON SCHEDULE A HERETO

                  Re:      Northwest Airlines, Inc.
                           Opinion of Special Counsel to Lessee Concerning
                           Section 1110 of the Federal Bankruptcy Code
                           -------------------------------------------------

Gentlemen:

                  We have acted as special counsel for Northwest Airlines, Inc., a Minnesota corporation ("LESSEE"), in connection with the transactions contemplated by the Participation Agreement [NW ____ ___], dated as of [______________] (the "PARTICIPATION AGREEMENT"), among Lessee, Northwest Airlines Corporation, as Guarantor, Wells Fargo Bank Northwest, National Association, as Owner Trustee under the Trust Agreement referred to therein, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee under each of the Pass Through Trust Agreements referred to therein, the Owner Participant named therein, State Street Bank and Trust Company, as Subordination Agent, and State Street Bank and Trust Company, as Indenture Trustee under the Indenture referred to therein. Capitalized terms used herein but not defined herein have the respective meanings given to them in or by reference to the Participation Agreement, unless the context otherwise requires. As used herein, the term "Airframe" shall mean the [Airbus A319113/114] [Boeing 757351] [Boeing 747-451] Airframe bearing U.S. Registration No. N[________] and Manufacturer's Serial No. [_____], the term "Engines" shall mean the two [CFM International, Inc. model CFM565A4/5A5] [Pratt & Whitney model PW2040] [Pratt & Whitney model PW4056] Engines bearing manufacturer's Serial Nos. [______][, [__________], [__________]] and [______], and the term
"Aircraft" shall mean the Airframe and the Engines, collectively, but expressly excludes any portion of the Aircraft that does not constitute an aircraft, aircraft engine, appliance, or spare part as such terms are defined in section 40102 of title 49 of the United States Code. We are rendering this opinion letter to you at the request of Lessee pursuant to Section 4(a)(xxiii) of the Participation Agreement.

                  In acting as such special counsel, we have examined, among other things, with respect to the Aircraft, executed counterparts of the Participation Agreement, Purchase Agreement Assignment, Trust Agreement, Trust Indenture, Trust Supplement, Lease, Lease Supplement, Bill of Sale, FAA Bill of Sale, Guarantee and Secured Certificates. As to any facts material to our opinions expressed herein, we have, without independent investigation, relied

TO THE ADDRESSES LISTED
   ON SCHEDULE HERETO                      -2-                [_______ ___, ___]



upon the representations and warranties contained in the Operative Documents (including, without limitation, in Sections 7 and 8 of the Participation Agreement and certificates of officers of the Lessee including, without limitation, the certificate of an officer of the Lessee delivered pursuant to
Section 4(a)(ix) of the Participation Agreement and the certificate of an officer of the Lessee in the form attached as Exhibit A hereto) and upon originals or copies (certified or otherwise identified to our satisfaction) of such corporate records, documents and other instruments as, in our judgment, are necessary or appropriate to enable us to render this opinion. We have also assumed, and have not independently verified, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity with the originals of all documents submitted to us as copies, and the accuracy of all factual statements of parties made on or before the date hereof (and have relied thereon as we have deemed appropriate). We have delivered to you today our opinion of even date herewith as to, among other things, the enforceability of certain of the Operative Documents against the Lessee. This Opinion is subject to the same assumptions, exceptions, limitations and qualifications set forth therein and is given in reliance on the same matters, including opinion letters, as are stated to be relied on therein.

                  We express no opinion concerning the laws of any jurisdiction other than the laws of the State of New York and the federal laws of the United States of America.

                  You have requested our opinion as to whether the Owner Trustee, as Lessor under the Lease, and the Indenture Trustee, as assignee of the Owner Trustee's rights under the Lease pursuant to the Trust Indenture, would be entitled to the benefits of section 1110 ("Section 1110") of title 11 of the United States Code (the "Bankruptcy Code") if the Lessee were to become a debtor in a case under chapter 11 of the Bankruptcy Code.


                                   ASSUMPTIONS

                  The opinions expressed herein are based upon and subject to the assumed compliance by the relevant parties, at all relevant times, with the assumptions set forth herein and the assumption that all matters relied on herein continue to be true and that there are no and will not be any amendments to the Operative Documents or additional facts of which we are not aware which would be material to a court's decision on this issue.

                  We have assumed, in addition to the assumptions set forth above, that:

                  (i) the Owner Trustee will continue to be the registered owner of the Aircraft, subject to the security interest of the Indenture Trustee;

                  (ii) the Lessee holds an air carrier operating certificate issued by the Secretary of Transportation pursuant to chapter 447 of title 49 of the United States Code for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo;

                  (iii) the Trust Indenture constitutes the legal, valid and binding obligation of the Owner Trustee in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws

TO THE ADDRESSES LISTED
   ON SCHEDULE HERETO                      -3-                [_______ ___, ___]



         affecting the rights of creditors generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and the Trust Indenture is effective to create a valid security interest in favor of the Indenture Trustee for the benefit of the Loan Participants in the Owner Trustee's right, title and interest under the Lease and that the Indenture Trustee has and will continue to hold a perfected security interest in the Owner Trustee's interest under the Lease; and

                    (iv) all Uniform Commercial Code financing statements and all filings necessary under the recording system of the Federal Aviation Act have been properly filed and duly recorded in all necessary places to properly record the ownership interest of the Owner Trustee in the Aircraft and to perfect the security interest of the Indenture Trustee in the Owner Trustee's interest in the Lease.


                                   CONCLUSION

                  Based upon the foregoing, and subject to the assumptions and qualifications contained herein, it is our opinion that if the Lessee were to become a debtor under chapter 11 of the Bankruptcy Code, the Owner Trustee as Lessor under the Lease, and the Indenture Trustee for the benefit of the Loan Participants, as assignee of the Owner Trustee's rights under the Lease pursuant to the Trust Indenture, would be entitled to the benefits of Section 1110 with respect to the Airframe and the Engines but may not be entitled to such benefits with respect to any replacement of the Aircraft after an Event of Loss in the future.


                                 QUALIFICATIONS

                  Section 1110 was amended effective October 22, 1994, and subsequently amended on April 5, 2000, by Section 744 of the Wendell H. Ford Aviation Investment and Reform Act for the 21st Century, Pub. L. No. 106-181 (the "AVIATION INVESTMENT AND REFORM ACT"). Our opinion respecting Section 1110 is based on the assumptions set forth herein, our review of the language of
Section 1110 as currently in effect, a review of the legislative history of the Bankruptcy Reform Act of 1994 and the Aviation Investment and Reform Act, and a review of the cases decided under the former versions of Section 1110. We are not aware of any judicial decision interpreting the amendments to Section 1110 enacted in the Bankruptcy Reform Act of 1994 or the Aviation Investment and Reform Act that is directly applicable to the facts and circumstances present in this transaction. Accordingly, our opinion is not based on directly applicable judicial precedent, but rather on what we believe to be a sound analysis of such authorities as exist.

                  We express no opinion concerning whether any collateral consisting of proceeds or any substitute or replacement airframe, engine or part would have the benefits of Section 1110.

TO THE ADDRESSES LISTED
   ON SCHEDULE HERETO                      -4-                [_______ ___, ___]


                  We express no opinion as to the availability or effect of a preliminary injunction, temporary restraining order or other such temporary relief, nor do we express any opinion, either implicitly or otherwise, with respect to any subject not addressed expressly in the Conclusion.

                  We express no opinion as to the availability of Section 1110 with respect to any bankruptcy proceedings of any possible sublessee of an Aircraft which may be subleased by the Lessee. We express no opinions except as expressly set forth herein, and no opinion is implied or may be inferred beyond the opinions expressly stated herein.

                  We are furnishing this opinion letter to you solely for your benefit in connection with the transactions referred to herein. This opinion letter is not to be relied upon, used, circulated, quoted or otherwise referred to by any person or entity for any other purpose without our prior written consent. In addition, we disclaim any obligation to update this opinion letter for changes in fact or law, or otherwise.

                                      Very truly yours,

                                   SCHEDULE A

Northwest Airlines, Inc., as Lessee

Northwest Airlines Corporation, as Guarantor

[___________________], as Owner Participant

State Street Bank and Trust Company of Connecticut, National Association, as
    Pass Through Trustee

State Street Bank and Trust Company, as Indenture Trustee

Standard & Poor's Ratings Services

Moody's Investors Service, Inc.

Salomon Smith Barney Inc.

J.P. Morgan Securities Inc.

Credit Suisse First Boston Corporation

Deutsche Banc Alex. Brown Inc.

Morgan Stanley & Co. Incorporated

U.S. Bancorp Piper Jaffray Inc.

Landesbank Hessen-Thuringen Girozentrale

                                    EXHIBIT A
                            NORTHWEST AIRLINES, INC.
                              OFFICER'S CERTIFICATE

                  In connection with the opinion dated [______________ ___, ___] (the "Opinion"), a copy of which is attached hereto as Exhibit A and which relates to one [Airbus A319113/114] [Boeing 757351] airframe FAA Registration No. N[_____] and MSN [_____], and [CFM International, Inc. model CFM565A4/5A5] [Pratt & Whitney model PW2040] [Pratt & Whitney model PW4056] engine MSN [______] [, Pratt & Whitney model PW4056 engine MSN [______], Pratt & Whitney model PW4056 engine MSN [_____]]and [CFM International, Inc. model CFM565A4/5A5] [Pratt & Whitney model PW2040] [Pratt & Whitney model PW 4056] engine MSN [______] (collectively, the "Aircraft"), to be delivered by Cadwalader, Wickersham & Taft ("CW&T") to the parties identified therein in connection with the execution and delivery of certain of the Operative Documents (as defined in the Participation Agreement as defined in the Opinion), I, [____________________],[____________________] of Northwest Airlines, Inc., do
hereby certify that:

                  1. I understand that CW&T is relying on this Certificate in connection with the execution and delivery of the Opinion.

                  2. To the best of my knowledge, information and belief, after due inquiry, the assumptions contained in the section of the Opinion entitled "Assumptions" are true and correct as of the date hereof.

                  3. I have no reason to believe that any statement, fact, or opinion expressed in the Opinion is untrue, inaccurate or incomplete in any respect.

                  4. To the best of my knowledge, information and belief, after due inquiry, all of the statements, representations, warranties, agreements, disclosures and other information furnished by Northwest, Airlines, Inc. and contained in the Operative Documents and other documents delivered in connection with this transaction are true, accurate and complete in all respects.

                  5. Northwest Airlines, Inc. intends that, as Lessee under the Lease, the Owner Trustee, and as assignee of the Owner Trustee's rights under the Lease, the Indenture Trustee, for the benefit of the Loan Participants (as such terms are defined in the Participation Agreement), be entitled to the benefits of 11 U.S.C. Section 1110 with respect to the Aircraft.

                  6. The Aircraft was first placed in service after October 22, 1994.

                  7. I have been duly authorized by Northwest Airlines, Inc. to execute and deliver this Certificate to CW&T.

Dated:  [_________ __, ___]


                                      NORTHWEST AIRLINES, INC.


                                      By:   ____________________________________
                                            Name:
                                            Title:

                                         EXHIBIT J-1 TO PARTICIPATION AGREEMENT


                      [Form of Opinion of Bingham Dana LLP,
                  special counsel for the Pass Through Trustee]


                                                  [______________________, ____]


TO THE PARTIES SET FORTH
     IN SCHEDULE A HERETO
        ----------

         Re: Northwest Airlines, Inc./Leveraged Lease Financing of [Airbus A319-113/114] [Boeing 757-351] [Boeing 747-451] Aircraft
                  [NW _____ ___] (Pass Through Trustee Opinion)
                  --------------------------------------------------------------

Ladies and Gentlemen:

                  We have acted as special counsel for State Street Bank and Trust Company of Connecticut, National Association, in its individual capacity ("STATE STREET") and as Pass Through Trustee (the "PASS THROUGH TRUSTEE") under the Pass Through Trust Agreement dated as of June 3, 1999, among Northwest Airlines Corporation, Northwest Airlines, Inc. and State Street, as supplemented by Trust Supplement No. 2001-1A-1, Trust Supplement No. 2001-1A-2, Trust Supplement No. 2001-1B and Trust Supplement No. 2001-1C, each dated as of June 1, 2001 [and as supplemented by Trust Supplement No. 20011D, dated as of [_________, ____] -- option for A319's and 757's] and each among Northwest Airlines, Inc., Northwest Airlines Corporation and State Street (collectively, the "PASS THROUGH TRUSTS" and, individually, a "PASS THROUGH TRUST") in connection with the execution and delivery of the Participation Agreement [NW ______] dated as of [_________________] (the "PARTICIPATION AGREEMENT") by and among State Street Bank and Trust Company, as Indenture Trustee, Northwest Airlines, Inc., as Lessee (the "LESSEE"), Northwest Airlines Corporation (the "GUARANTOR"), [___________________], as Owner Participant, State Street, as Pass Through Trustee, State Street Bank and Trust Company, as Subordination Agent (the "SUBORDINATION AGENT") and Wells Fargo Bank Northwest, National Association, as Owner Trustee and the transactions contemplated thereby. Capitalized terms not otherwise defined herein shall have the meanings specified in the Lease and Section 13 of the Participation Agreement. This opinion is being delivered pursuant to Section 4(a)(xxiv) of the Participation Agreement.

                  Our representation of State Street and the Pass Through Trustee has been as special counsel for the limited purposes stated above. As to all matters of fact (including factual conclusions and characterizations and descriptions of purpose, intention or other state of mind), we have relied, with your permission, entirely upon (i) the representations and warranties of the parties set forth in the Operative Documents and (ii) certificates delivered to us by the management of State Street and have assumed, without independent inquiry, the accuracy of those representations, warranties and certificates.

TO THE ADDRESSES LISTED
   ON SCHEDULE HERETO                      -2-                [_______ ___, ___]



                  We have examined the Participation Agreement, the Liquidity Facility for each of the Class A1, Class A2, Class B and Class C Trusts, the Intercreditor Agreement, the Note Purchase Agreement, the Escrow and Paying Agent Agreement for each of the Class A1, Class A2, Class B and Class C Trusts each dated as of June 1, 2001 and each among Wells Fargo Bank Northwest, National Association, as Escrow Agent, the underwriters named therein, State Street, as Pass Through Trustee and State Street Bank and Trust Company, as Paying Agent and each of the Pass Through Trusts (together, the "OPERATIVE DOCUMENTS"), the Certificate of the Comptroller of the Currency relating to State Street and originals, or copies certified or otherwise identified to our satisfaction, of such other records, documents, certificates, or other instruments as we have deemed necessary or advisable for the purposes of this opinion. For purposes of our opinion rendered in paragraph 1 below, with respect to the authority of State Street to operate as a national banking association and exercise trust powers, our opinion relies upon and is limited by such Certificate of the Comptroller of the Currency.

                  We have assumed the genuineness of all signatures (other than those on behalf of State Street and the Pass Through Trustee), the conformity to the originals of all documents reviewed by us as copies, and the authenticity and completeness of all original documents reviewed by us in original or copy form and the legal competence of each individual executing any document (other than on behalf of State Street and the Pass Through Trustee).

                  When an opinion set forth below is given to the best of our knowledge, or to our knowledge, or with reference to matters of which we are aware or which are known to us, or with another similar qualification, the relevant knowledge or awareness is limited to the actual knowledge or awareness of the individual lawyers in the firm who have participated directly and substantively in the specific transactions to which this opinion relates, and without any special or additional investigation undertaken for the purposes of this opinion.

                  Subject to the limitation set forth below, we have made such examinations of law as we have deemed necessary for the purposes of this opinion. The opinions set forth below are limited solely to the internal substantive laws of the State of Connecticut as applied by courts located in Connecticut and the federal laws of the United States. No opinion is given herein as to the choice of law or internal substantive rules of law that any court or other tribunal may apply to the transactions contemplated by the Operative Documents. No opinion is expressed herein as to the application or effect of federal securities laws or as to the securities or so-called "Blue Sky" laws of any state or other jurisdiction. In addition, no opinion is expressed as to matters governed by any law, statute, rule or regulation of the United States relating to the acquisition, ownership, registration, use, operation, maintenance, repair, replacement or sale of or the nature of the Aircraft.

                  To the extent to which this opinion deals with matters governed by or relating to the laws of the State of New York, or other jurisdiction other than the State of Connecticut, by which the Operative Documents are stated to be governed, we have assumed, with your permission that the Operative Documents are governed by the internal substantive laws of the State of Connecticut.

TO THE ADDRESSES LISTED
   ON SCHEDULE HERETO                      -3-                [_______ ___, ___]



                  Our opinion is further subject to the following exceptions, qualifications and assumptions:

                  (a) We have assumed without any independent investigation that
         (i) each party to the Operative Documents, other than State Street, in its individual capacity or as Pass Through Trustee, as applicable, at all times relevant thereto, is validly existing and in good standing under the laws of the jurisdiction in which it is organized, and is qualified to do business and in good standing under the laws of each jurisdiction where such qualification is required generally or necessary in order for such party to enforce its rights under such Operative Documents, and (ii) each party to the Operative Documents, at all times relevant thereto, had and has the full power, authority and legal right under its certificate of incorporation, partnership agreement, bylaws, and other governmental organizational documents, and the applicable corporate, partnership, or other enterprise legislation and other applicable laws, as the case may be (other than State Street and the Pass Through Trustee with respect to the laws of the United States of America and the internal substantive laws of the State of Connecticut, but only in each case to the limited extent the same may be applicable to State Street or the Pass Through Trustee, and relevant to our opinions expressed below) to execute, and to perform its obligations under, the Operative Documents, and (iii) each party to the Operative Documents (other than State Street or the Pass Through Trustee, as applicable) has duly executed and delivered each of such agreements and instruments to which it is a party and that (other than with respect to State Street and the Pass Through Trustee, as applicable) the execution and delivery of such agreements and instruments and the transactions contemplated thereby have been duly authorized by proper corporate or other organizational proceedings as to such party.

                  (b) We have assumed without any independent investigation (i) that each of the Operative Documents is a valid, binding and enforceable obligation of each party thereto other than State Street or the Pass Through Trustee, as applicable, and (ii) that each of the Operative Documents is a valid, binding and enforceable obligation of State Street or the Pass Through Trustee, as applicable, to the extent that laws other than those of the State of Connecticut are relevant thereto (other than the laws of the United States of America, but only to the limited extent the same may be applicable to State Street or the Pass Through Trustee, as applicable, and relevant to our opinions expressed below).

                  (c) The enforcement of any obligations of State Street or the Pass Through Trustee, as applicable, under any of the Operative Documents may be limited by the receivership, conservatorship and supervisory powers of bank regulatory agencies generally, as well as by bankruptcy, insolvency, reorganization, moratorium, marshaling or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies (including such as may deny giving effect to waivers of debtors' or guarantors' rights); and we express no opinion as to the status under any fraudulent conveyance laws or fraudulent transfer laws of any of the obligations of State Street or the Pass Through Trustee, as applicable, under any of the Operative Documents

TO THE ADDRESSES LISTED
   ON SCHEDULE HERETO                      -4-                [_______ ___, ___]



                  (d) We express no opinion as the availability of any specific or equitable relief of any kind.

                  (e) The enforcement of any rights may in all cases be subject to an implied duty of good faith and fair dealing and to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and, as to any rights to collateral security, will be subject to a duty to act in a commercially reasonable manner.

                  (f) We express no opinion as to the enforceability of any particular provision of any of the Operative Documents relating to the
         (i) waivers of rights to object to jurisdiction or venue, or consents to jurisdiction or venue, (ii) waivers of rights to (or methods of) service of process, or rights to trial by jury, or other rights or benefits bestowed by operation of law, (iii) waivers of any applicable defenses, setoffs, recoupments, or counterclaims, (iv) the grant of powers of attorney to any person or entity, (v) exculpation or exoneration clauses, indemnity clauses, and clauses relating to release or waivers of unmatured claims or rights, (vi) the imposition or collection of interest on overdue interest or providing for a penalty rate of interest or late charges on overdue or defaulted obligations, or the payment of any premium, liquidated damages, or other amount which may be held by any court to be a "penalty" or a "forfeiture," or
         (vii) so-called "usury savings clauses" purporting to specify methods of (or otherwise assure) compliance with usury laws or other similar laws of any jurisdiction.

                  (g) We express no opinion as to the effect of events occurring, circumstances arising, or change of law becoming effective or occurring, after the date hereof on the matters addressed in this opinion letter, and we assume no responsibility to inform you of additional or changed facts, or changes in law, of which we may become aware.

                  (h) No opinion is given herein as to the effect of usury laws (or other similar laws) of any jurisdiction with respect to the Operative Documents.

                  In rendering the opinion set forth below in paragraph 6 as to certain Connecticut tax matters, we have assumed that, for federal income tax purposes, the trust created by the Trust Agreement will not be taxable as a corporation, but, rather, will be classified as a grantor trust under subpart E,
Part I of Subchapter J of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended or as a partnership.

                  This opinion is rendered solely for the benefit of those institutions listed on SCHEDULE A hereto and their successors and assigns in connection with the transactions contemplated by the Operative Documents and may not be used or relied upon by any other person or for any other purpose.

                  1. State Street is a national banking association, validly formed and authorized to operate as a national banking association under the laws of the United States of America and, in its individual capacity or as Pass Through Trustee, as the case may be, has or had, as the case may be, the requisite corporate and trust power and authority to execute, deliver

TO THE ADDRESSES LISTED
   ON SCHEDULE HERETO                      -5-                [_______ ___, ___]



and perform its obligations under the Operative Documents and in its capacity as Pass Through Trustee, to issue and execute the Certificates delivered on the Issuance Date.

                  2. State Street, in its individual capacity or as Pass Through Trustee, as the case may be, has duly authorized by all necessary corporate action the Operative Documents and has duly executed and delivered the Operative Documents, and the Operative Documents constitute valid and binding obligations of State Street, in its individual capacity or as Pass Through Trustee, as the case may be, enforceable against State Street, in its individual capacity or as Pass Through Trustee, as the case may be, in accordance with their respective terms.

                  3. The Certificates issued and dated the Issuance Date have been duly issued, authenticated and delivered by State Street as Pass Through Trustee pursuant to the terms of the Operative Documents and are enforceable against the Pass Through Trustee and are entitled to the benefits of the applicable Pass Through Trust.

                  4. The authorization, execution, delivery and performance by State Street, in its individual capacity or as Pass Through Trustee, as the case may be, of the Operative Documents and the consummation of the transactions therein contemplated and compliance with the terms thereof do not and will not result in the violation of the provisions of the charter documents or by-laws of State Street and, to the best of our knowledge, do not conflict with, or result in a breach of any terms or provisions of, or constitute a default under, or result in the creation or the imposition of any lien, charge or encumbrance upon any property or assets of State Street under any indenture, mortgage or other agreement or instrument, in each case known to us, to which State Street is a party or by which it is bound, or violates any applicable Connecticut or federal law, rule or regulation governing State Street's banking or trust powers, or, to the best of our knowledge, of any judgment, order or decree, in each case known to us, applicable to State Street of any court, regulatory body, administrative agency, government or governmental body having jurisdiction over State Street.

                  5. No authorization, approval, consent, license or order of, giving of notice to, registration with, or taking of any other action in respect of, any federal or state governmental authority or agency pursuant to any federal or Connecticut law governing the banking or trust powers of State Street is required for the authorization, execution, delivery and performance by State Street, in its individual capacity or as Pass Through Trustee, as the case may be, of the Operative Documents or the consummation of any of the transactions by State Street, in its individual capacity or as Pass Through Trustee, as the case may be, contemplated thereby (except as shall have been duly obtained, given or taken); and such authorization, execution, delivery, performance, consummation and issuance do not conflict with or result in a breach of the provisions of any such law.

                  6. There are no taxes, fees or other governmental charges payable under the laws of the State of Connecticut or any political subdivision of such State in connection with the execution and delivery by State Street, in its individual capacity or as Pass Through Trustee, as the case may be, of the Operative Documents (except for taxes on any fees payable to State Street in its individual capacity) or in connection with the issuance, execution and delivery of the Certificates by State Street, as Pass Through Trustee, pursuant to the Pass Through Trusts which

TO THE ADDRESSES LISTED
   ON SCHEDULE HERETO                      -6-                [_______ ___, ___]



are imposed solely because State Street has its principal place of business in Connecticut or performs its administrative duties under the Operative Documents in Connecticut. Neither State Street, in its individual capacity or as the Pass Through Trustee, as the case may be, the Indenture Trustee, the Owner Participant, the Owner Trustee, nor the trust created by the Trust Agreement will, as a result of the transactions contemplated thereby, be subject to any Taxes under the laws of the State of Connecticut or any political subdivision thereof (except for Taxes on any fees payable to State Street in its individual capacity) which are imposed because State Street has its principal place of business in Connecticut or performs its administrative duties under the Operative Documents in Connecticut, and there are no Taxes under the laws of the State of Connecticut or any political subdivision thereof (except for Taxes on any fees payable to State Street in its individual capacity) upon or with respect to the Aircraft or any Engine or any part of any interest therein, or the purchase, ownership, delivery, lease, sublease, possession, presence, use, operation, condition, storage, maintenance, modification, alteration, repair, sale, return, transfer or other disposition of the Aircraft or any Engine which are imposed because State Street has its principal place of business in Connecticut or performs its administrative duties under the Operative Documents in Connecticut.

                  7. To our knowledge, but without having investigated any governmental records or court dockets, and without having made any other independent investigation, there are no proceedings pending or overtly threatened in writing against or affecting State Street in any court or before any governmental authority, agency, arbitration board or tribunal which, if adversely determined, individually or in the aggregate, could reasonably be expected to affect materially and adversely the trust related to the Indenture or affect the right, power and authority of State Street, in its individual capacity or as Pass Through Trustee, as the case may be, to enter into or perform its obligations under the Operative Documents.

                                     Very truly yours,

                                     BINGHAM DANA LLP

                                   SCHEDULE A

State Street Bank and Trust Company, as Indenture Trustee

Wells Fargo Bank Northwest, National Association, as Pass Through Trustee

[___________________], as Owner Participant

Northwest Airlines, Inc., as Lessee

Northwest Airlines Corporation, as Guarantor

Standard & Poor's Ratings Services

Moody's Investors Service, Inc.

Salomon Smith Barney Inc.

J.P. Morgan Securities Inc.

Credit Suisse First Boston Corporation

Deutsche Banc Alex. Brown Inc.

Morgan Stanley & Co. Incorporated

U.S. Bancorp Piper Jaffray Inc.

Landesbank Hessen-Thuringen Girozentrale

                                          EXHIBIT J-2 TO PARTICIPATION AGREEMENT


                      [Form of Opinion of Bingham Dana LLP,
                  special counsel for the Subordination Agent]




                              [_____________, ____]




TO THE PARTIES SET FORTH
     IN SCHEDULE A HERETO

         Re: Northwest Airlines, Inc./Leveraged Lease Financing of [Airbus A319-113/114] [Boeing 757-351] [Boeing 747-451] Aircraft
                  [NW _____ ____] (Subordination Agent Opinion)
                  --------------------------------------------------------------

Ladies and Gentlemen:

                  We have acted as special counsel for State Street Bank and Trust Company in its individual capacity ("STATE STREET") and as Subordination Agent (the "SUBORDINATION AGENT") under the Intercreditor Agreement dated as of June 1, 2001[, as amended as of __________, ____] (the "INTERCREDITOR AGREEMENT") among State Street Bank and Trust Company of Connecticut, National Association, in its capacity as Trustee under the Northwest Airlines Pass Through Trust 2001-1A-1, Northwest Airlines Pass Through Trust 2001-1A-2, Northwest Airlines Pass Through Trust 2001-1B [and] Northwest Airlines Pass Through Trust 2001-1C [and Northwest Airlines Pass Through Trust 20011D], Landesbank Hessen-Thuringen Girozentrale, as Class A1 Liquidity Provider, Class A2 Liquidity Provider, Class B Liquidity Provider and Class C Liquidity Provider, and State Street, as Subordination Agent in connection with the execution and delivery of the Participation Agreement [NW ____] dated as of [________________] (the "PARTICIPATION AGREEMENT") by and among State Street, as Indenture Trustee, Northwest Airlines, Inc., as Lessee (the "LESSEE"), Northwest Airlines Corporation (the "GUARANTOR"), [__________________], as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee (the "PASS THROUGH TRUSTEE"), State Street, as Subordination Agent and Wells Fargo Bank Northwest, National Association, as Owner Trustee and the transactions contemplated thereby. Capitalized terms not otherwise defined herein shall have the meanings specified in the Lease and
Section 13 of the Participation Agreement. This opinion is being delivered pursuant to Section 4(a)(xxv) of the Participation Agreement.

                  Our representation of State Street and the Subordination Agent has been as special counsel for the limited purposes stated above. As to all matters of fact (including factual conclusions and characterizations and descriptions of purpose, intention or other state of mind), we have relied, with your permission, entirely upon (i) the representations and warranties of the parties set forth in the Operative Documents and (ii) certificates delivered to us by the

TO THE ADDRESSES LISTED
   ON SCHEDULE HERETO                      -3-                [_______ ___, ___]



management of State Street and have assumed, without independent inquiry, the accuracy of those representations, warranties and certificates.

                  We have examined the Participation Agreement, the Note Purchase Agreement, the Liquidity Facilities and the Intercreditor Agreement (together, the "OPERATIVE DOCUMENTS"), the Certificate of the Massachusetts Commissioner of Banks relating to State Street and originals, or copies certified or otherwise identified to our satisfaction, of such other records, documents, certificates, or other instruments as we have deemed necessary or advisable for the purposes of this opinion. For purposes of our opinion rendered in paragraph 1 below, with respect to the authority of State Street to operate as a state-chartered trust company and exercise trust powers, our opinion relies upon and is limited by such Certificate of the Massachusetts Commissioner of Banks.

                  We have assumed the genuineness of all signatures (other than those on behalf of State Street and the Subordination Agent), the conformity to the originals of all documents reviewed by us as copies, and the authenticity and completeness of all original documents reviewed by us in original or copy form and the legal competence of each individual executing any document (other than on behalf of State Street and the Subordination Agent).

                  When an opinion set forth below is given to the best of our knowledge, or to our knowledge, or with reference to matters of which we are aware or which are known to us, or with another similar qualification, the relevant knowledge or awareness is limited to the actual knowledge or awareness of the individual lawyers in the firm who have participated directly and substantively in the specific transactions to which this opinion relates, and without any special or additional investigation undertaken for the purposes of this opinion.

                  Subject to the limitation set forth below, we have made such examination of law as we have deemed necessary for the purposes of this opinion. The opinions set forth below are limited solely to the internal substantive laws of the Commonwealth of Massachusetts as applied by courts located in Massachusetts and the federal laws of the United States. No opinion is given herein as to the choice of law or internal substantive rules of law that any court or other tribunal may apply to the transactions contemplated by the Operative Documents. No opinion is expressed herein as to the application or effect of federal securities laws or as to the securities or so-called "Blue Sky" laws of any state or other jurisdiction. In addition, no opinion is expressed as to matters governed by any law, statute, rule or regulation of the United States relating to the acquisition, ownership, registration, use, operation, maintenance, repair, replacement or sale of or the nature of the Aircraft.

                  To the extent to which this opinion deals with matters governed by or relating to the laws of the State of New York, or other jurisdiction other than the Commonwealth of Massachusetts, by which the Operative Documents are stated to be governed, we have assumed, with your permission that the Operative Documents are governed by the internal substantive laws of the Commonwealth of Massachusetts.

                  Our opinion is further subject to the following exceptions, qualifications and assumptions:

TO THE ADDRESSES LISTED
   ON SCHEDULE HERETO                      -3-                [_______ ___, ___]



                  (a) We have assumed without any independent investigation that
         (i) each party to the Operative Documents, other than State Street, in its individual capacity or as Subordination Agent, as applicable, at all times relevant thereto, is validly existing and in good standing under the laws of the jurisdiction in which it is organized, and is qualified to do business and in good standing under the laws of each jurisdiction where such qualification is required generally or necessary in order for such party to enforce its rights under such Operative Documents, and (ii) each party to the Operative Documents, at all times relevant thereto, had and has the full power, authority and legal right under its certificate of incorporation, partnership agreement, bylaws, and other governing organizational documents, and the applicable corporate, partnership, or other enterprise legislation and other applicable laws, as the case may be (other than State Street and the Subordination Agent with respect to the laws of the United States of America and the internal substantive laws of the Commonwealth of Massachusetts, but only in each case to the limited extent the same may be applicable to State Street or the Subordination Agent, and relevant to our opinions expressed below) to execute, and to perform its obligations under, the Operative Documents, and (iii) each party to the Operative Documents (other than State Street or the Subordination Agent, as applicable) has duly executed and delivered each of such agreements and instruments to which it is a party and that (other than with respect to State Street and the Subordination Agent, as applicable) the execution and delivery of such agreements and instruments and the transactions contemplated thereby have been duly authorized by proper corporate or other organizational proceedings as to such party.

                  (b) We have assumed without any independent investigation (i) that each of the Operative Documents is a valid, binding and enforceable obligation of each party thereto other than State Street or the Subordination Agent, as applicable, and (ii) that each of the Operative Documents is a valid, binding and enforceable obligation of State Street or the Subordination Agent, as applicable, to the extent that laws other than those of the Commonwealth of Massachusetts are relevant thereto (other than the laws of the United States of America, but only to the limited extent the same may be applicable to State Street or the Subordination Agent, as applicable, and relevant to our opinions expressed below).

                  (c) The enforcement of any obligations of State Street or the Subordination Agent, as applicable, under any of the Operative Documents may be limited by the receivership, conservatorship and supervisory powers of bank regulatory agencies generally, as well as by bankruptcy, insolvency, reorganization, moratorium, marshaling or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies (including such as may deny giving effect to waivers of debtors' or guarantors' rights); and we express no opinion as to the status under any fraudulent conveyance laws or fraudulent transfer laws of any of the obligations of State Street or the Subordination Agent, as applicable, under any of the Operative Documents.

                  (d) We express no opinion as the availability of any specific or equitable relief of any kind.

TO THE ADDRESSES LISTED
   ON SCHEDULE HERETO                      -4-                [_______ ___, ___]



                  (e) The enforcement of any rights may in all cases be subject to an implied duty of good faith and fair dealing and to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and, as to any rights to collateral security, will be subject to a duty to act in a commercially reasonable manner.

                  (f) We express no opinion as to the enforceability of any particular provision of any of the Operative Documents relating to (i) waivers of rights to object to jurisdiction or venue, or consents to jurisdiction or venue, (ii) waivers of rights to (or methods of) service of process, or rights to trial by jury, or other rights or benefits bestowed by operation of law, (iii) waivers of any applicable defenses, setoffs, recoupments, or counterclaims, (iv) the grant of power of attorney to any person or entity, (v) exculpation or exoneration clauses, indemnity clauses, and clauses relating to releases or waivers of unmatured claims or rights, (vi) the imposition or collection of interest on overdue interest or providing for a penalty rate of interest or late charges on overdue or defaulted obligations, or the payment of any premium, liquidated damages, or other amount which may be held by any court to be a "penalty" or a "forfeiture," or (vii) so-called "usury savings clauses" purporting to specify methods of (or otherwise assure) compliance with usury laws or other similar laws of any jurisdiction.

                  (g) We express no opinion as to the effect of events occurring, circumstances arising, or changes of law becoming effective or occurring, after the date hereof on the matters addressed in this opinion letter, and we assume no responsibility to inform you of additional or changed facts, or changes in law, of which we may become aware.

                  (h) No opinion is given herein as to the effect of usury laws (or other similar laws) of any jurisdiction with respect to the Operative Documents.

                  This opinion is rendered solely for the benefit of those institutions listed on SCHEDULE A hereto and their successors and assigns in connection with the transactions contemplated by the Operative Documents and may not be used or relied upon by any other person or for any other purpose.

                  1. State Street is a Massachusetts trust company, validly formed and authorized to operate as a state-chartered trust company under the laws of the Commonwealth of Massachusetts and, in its individual capacity or as Subordination Agent, as the case may be, has the requisite corporate and trust power and authority to execute, deliver and perform its obligations under the Operative Documents.

                  2. State Street, in its individual capacity or as Subordination Agent, as the case may be, has duly authorized the Operative Documents and has duly executed and delivered the Operative Documents, and the Operative Documents constitute valid and binding obligations of State Street, in its individual capacity or as Subordination Agent, as the case may be, enforceable against State Street, in its individual capacity or as Subordination Agent, as the case may be, in accordance with their respective terms.

TO THE ADDRESSES LISTED
   ON SCHEDULE HERETO                      -5-                [_______ ___, ___]



                  3. The authorization, execution, delivery and performance by State Street, in its individual capacity or as Subordination Agent, as the case may be, of the Operative Documents and the consummation of the transactions therein contemplated and compliance with the terms thereof do not and will not result in the violation of the provisions of the charter documents or by-laws of State Street and, to the best of our knowledge, do not conflict with, or result in a breach of any terms or provisions of, or constitute a default under, or result in the creation or the imposition of any lien, charge or encumbrance upon any property or assets of State Street under any indenture, mortgage or other agreement or instrument, in each case known to us, to which State Street is a party or by which it is bound, or violates any applicable Massachusetts or federal law, rule or regulation governing State Street's banking or trust powers, or, to the best of our knowledge, of any judgment, order or decree, in each case known to us, applicable to State Street of any court, regulatory body, administrative agency, government or governmental body having jurisdiction over State Street.

                  4. No authorization, approval, consent, license or order of, giving of notice to, registration with, or taking of any other action in respect of, any federal or state governmental authority or agency pursuant to any federal or Massachusetts law governing the banking or trust powers of State Street is required for the authorization, execution, delivery and performance by State Street, in its individual capacity or as Subordination Agent, as the case may be, of the Operative Documents or the consummation of any of the transactions by State Street, in its individual capacity or as Subordination Agent, as the case may be, contemplated thereby (except as shall have been duly obtained, given or taken); and such authorization, execution, delivery, performance, consummation and issuance do not conflict with or result in a breach of the provisions of any such law.

                  5. There are no taxes, fees or other governmental charges payable under the laws of the Commonwealth of Massachusetts or any political subdivision of such State in connection with the execution and delivery by State Street, in its individual capacity or as Subordination Agent, as the case may be, of the Operative Documents (except for taxes on any fees payable to State Street in its individual capacity) which are imposed solely because State Street has its principal place of business in Massachusetts or performs its administrative duties under the Operative Documents in Massachusetts.

                  6. To our knowledge, but without having investigated any governmental records or court dockets, and without having made any other independent investigation, there are no proceedings pending or overtly threatened in writing against or affecting State Street in any court or before any governmental authority, agency, arbitration board or tribunal which, if adversely determined, individually or in the aggregate, could reasonably be expected to affect materially and adversely the trust related to the Indenture or affect the right, power and authority of State Street, in its individual capacity or as Subordination Agent, as the case may be, to enter into or perform its obligations under the Operative Documents.

TO THE ADDRESSES LISTED
   ON SCHEDULE HERETO                      -6-                [_______ ___, ___]



                  7. Assuming that the Subordination Agent holds each of the Equipment Notes delivered to and registered in its name pursuant to and as required by the Intercreditor Agreement, it holds such Equipment Notes in trust as trustee for the related Trustee in the exercise of the fiduciary powers conferred upon State Street by Massachusetts law.

                                             Very truly yours,

                                             BINGHAM DANA LLP

                                   SCHEDULE A

State Street Bank and Trust Company, as Indenture Trustee

State Street Bank and Trust Company of Connecticut, National Association, as
    Pass Through Trustee

Wells Fargo Bank Northwest, National Association, as Owner Trustee

[_______________], as Owner Participant

Northwest Airlines, Inc., as Lessee

Northwest Airlines Corporation, as Guarantor

Standard & Poor's Ratings Services

Moody's Investors Service, Inc.

Salomon Smith Barney Inc.

J.P. Morgan Securities Inc.

Credit Suisse First Boston Corporation

Deutsche Banc Alex. Brown Inc.

Morgan Stanley & Co. Incorporated

U.S. Bancorp Piper Jaffray Inc.

Landesbank Hessen-Thuringen Girozentrale